UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Dycom Industries Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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DYCOM The people connecting America®

Proxy Statement

2022

11780 U.S. Highway 1, Suite 600
Palm Beach Gardens, Florida 33408

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Logistics
Date and Time Thursday, May 26, 2022 11:00 a.m., Eastern Time	Place The Annual Meeting will be held solely via a virtual meeting portal. You may attend the meeting and vote by visiting www.virtualshareholdermeeting.com/DY2022.	Record Date The Board of Directors has fixed the close of business on Monday, March 28, 2022 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting.

Voting Items
Elect the four directors named in the Proxy Statement;
Approve, by non-binding advisory vote, executive compensation;
Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal 2023;
Approve an amendment and restatement to the Company's 2012 Long-Term Incentive Plan to, among other things, increase the number of authorized shares by 650,000 shares; and
Transact such other business as may properly be brought before the Annual Meeting, and any adjournments or postponements of the Annual Meeting.

YOUR VOTE IS IMPORTANT
Our shareholders are invited to attend the Annual Meeting, vote and submit questions via live webcast by visiting www.virtualshareholdermeeting.com/DY2022. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. We urge you to promptly vote and submit your proxy via the internet, by phone, or, if you received a paper copy of the proxy card by mail, by returning the proxy card in the envelope provided. Instructions for each type of voting are included in the Notice Regarding the Availability of Proxy Materials that you received and in this Proxy Statement. Voting via the internet, by phone or by mailing a proxy card will not limit your right to vote your shares electronically during the Annual Meeting. While you will not be able to attend the Annual Meeting at a physical location, we have designed the virtual meeting to ensure that our shareholders are given the same rights and opportunities to actively participate in the Annual Meeting as they would be at an in-person meeting, using online tools to facilitate access and participation.
By Order of the Board of Directors,
Ryan F. Urness
Vice President, General Counsel and Secretary
Palm Beach Gardens, Florida
April 15, 2022

Advance Voting Methods

By Internet www.proxyvote.com	By Phone 1-800-690-6903	By Mail Complete and return the proxy card or voting information card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, MAY 26, 2022
The Notice, Proxy Statement and 2022 Annual Report to Shareholders are available on the internet at www.proxyvote.com.

2022 Proxy Statement	1

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PROXY STATEMENT SUMMARY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Dycom Industries, Inc. (the “Company”) for use at the Annual Meeting of Shareholders to be held on Thursday, May 26, 2022, via a virtual meeting, at 11:00 a.m. Eastern Time, or at any adjournments or postponements thereof (the “Annual Meeting”). This Proxy Statement and the accompanying proxy card are being distributed or otherwise furnished to shareholders on or about April 15, 2022.
This summary highlights certain information contained in this Proxy Statement. As it is only a summary, please review the entire Proxy Statement before voting.
2022 Annual Meeting of Shareholders

Time and Date: Thursday, May 26, 2022, at 11:00 a.m. Eastern Time.

Location:
The Annual Meeting will be held solely as a virtual meeting via a virtual meeting portal. You may attend the Annual Meeting and vote by visiting www.virtualshareholdermeeting.com/DY2022. If you plan to attend the Annual Meeting, please follow the voting and registration instructions as outlined in this Proxy Statement.

Record Date: Shareholders of record as of the close of business on March 28, 2022 are entitled to vote.

Voting: Each outstanding share of common stock is entitled to one vote. You may vote by telephone, internet, mail, or by virtually attending the Annual Meeting. Please see “How Do I Vote?” on page 70.

Attendance: To attend the Annual Meeting, please follow the instructions contained in “Who may attend the Annual Meeting?” on page 69.
Annual Meeting Agenda and Voting Recommendations

Proposal		Board’s Voting Recommendation	Vote Required For Approval	Page References (for more detail)

PROPOSAL 1	Election of Director Nominees	FOR EACH NOMINEE	Majority of Votes Cast	4

PROPOSAL 2	Advisory Vote to Approve Executive Compensation	FOR	Majority of Votes Cast	25

PROPOSAL 3	Appointment of the Independent Auditor	FOR	Majority of Votes Cast	57

PROPOSAL 4	Amendment & Restatement to the Company's 2012 Long-Term Incentive Plan	FOR	Majority of Votes Cast	59

DIRECTOR NOMINEES
The Board of Directors has nominated four directors for election to the Board. The following table provides summary information about each nominee.

Name	Age	Director Since	Committee Memberships
Eitan Gertel	60	2016	Audit, Compensation, Finance
Stephen C. Robinson	65	2021
Carmen M. Sabater	57	2022
Richard K. Sykes	62	2018	Compensation, Corporate Governance (Chair), Executive

2022 Proxy Statement	3

PROPOSAL 1	Election of Directors

The Board of Directors recommends that shareholders vote FOR the election of Eitan Gertel, Stephen C. Robinson, Carmen M. Sabater and Richard K. Sykes as directors.

The Articles of Incorporation of the Company provide that the Board of Directors (the “Board”) shall be divided into three classes, with each class serving a staggered three-year term and with each class having as equal a number of directors as possible.
Our Board currently consists of nine members. Four director nominees have been nominated for election at the Annual Meeting. The nominees are Eitan Gertel, Stephen C. Robinson, Carmen M. Sabater and Richard K. Sykes. Each nominee was selected by the Corporate Governance Committee and approved by the Board for submission to shareholders of the Company. Mr. Gertel and Mr. Sykes are each currently serving a term that expires at the Annual Meeting and each has been nominated for a term expiring at the Company’s 2025 annual meeting. Mr. Robinson was appointed to the Board on December 30, 2021 and is currently serving a term that expires at the Annual Meeting. Mr. Robinson has been nominated for a term expiring at the Company's 2025 annual meeting. Ms. Sabater was appointed to the Board on March 28, 2022 and is currently serving a term that expires at the Annual Meeting. Ms. Sabater has been nominated for a term expiring at the Company's 2024 annual meeting.
Each nominee has consented to serve if elected to the Board. If any director nominee becomes unable to accept nomination or election, which is not anticipated, the persons named as proxies will vote for the election of such other person as the Board may recommend. Proxies cannot be voted for a greater number of persons than the number of nominees named above.
Below is the biography of each of the nominees for election as a director of the Company and of those directors of the Company continuing in office together with a description of experiences, qualifications, attributes and skills that led our Board to conclude that he or she should serve as a director of the Company.
NOMINEES FOR ELECTION AT THIS MEETING

Eitan Gertel INDEPENDENT DIRECTOR SINCE 2016 TERM EXPIRES 2022 AGE 60 DYCOM COMMITTEES: •Audit •Compensation •Finance
EXPERIENCE
Mr. Gertel served as the Chief Executive Officer and a director of Finisar Corporation from 2008 to 2015 following the completion of the merger between Finisar and Optium Corporation. Prior to that, Mr. Gertel served as Chief Executive Officer and Chairman of the Board of Optium from 2004 to 2008 and as the President and a director of Optium from 2001 to 2004. From 1995 to 2001, Mr. Gertel served as Corporate Vice President and General Manager of the former transmission systems division of JDS Uniphase Corporation, a provider of broadband test and management solutions and optical products. Mr. Gertel currently serves as the Chairman of the Board of Opsys Technologies and as a member of the Board of Cylite Pty Ltd, each a privately held company. He joined the Board of each company in 2016.
SKILLS AND EXPERTISE
Mr. Gertel has significant executive-level experience in the telecommunications industry, including experience in business leadership, operations and strategy, and technical experience. This experience allows Mr. Gertel to bring to the Board knowledge of corporate strategy, corporate finance, and mergers and acquisitions, as well as significant operational knowledge of the industry.

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PROPOSAL 1 - ELECTION OF DIRECTORS

Stephen C. Robinson INDEPENDENT DIRECTOR SINCE 2021 TERM EXPIRES 2022 AGE 65 OTHER PUBLIC DIRECTORSHIPS: FTI Consulting, Inc.
EXPERIENCE
Mr. Robinson is a former litigation partner of the law firm of Skadden, Arps, Slate, Meagher & Flom from 2010 to 2021. Mr. Robinson previously served as a U.S. District Judge for the U.S. District Court for the Southern District of New York from 2003 to 2010. Prior to that, he was also a former U.S. Attorney for the District of Connecticut from 1998 to 2001 and was the Principal Deputy General Counsel for the Federal Bureau of Investigation from 1993 to 1995. Mr. Robinson has also served in multiple leadership and management roles, including as the Chief Executive Officer of Empower New Haven from 2002 to 2003 and as the Chief Compliance Officer of Aetna U.S. Healthcare from 1996 to 1998.
SKILLS AND EXPERTISE
Mr. Robinson has substantial legal experience with respect to government enforcement actions, corporate compliance and internal investigations and litigation. This experience allows Mr. Robinson to bring to the Board significant knowledge and expertise with respect to a variety of issues, including compliance and risk management, litigation matters, and government regulation and compliance.

Carmen M. Sabater INDEPENDENT DIRECTOR SINCE 2022 TERM EXPIRES 2022 AGE 57
EXPERIENCE
Ms. Sabater, a Certified Public Accountant, is currently the Chief Financial Officer of Quirch Foods Parent, LLC, a national food distribution company with a portfolio of owned brands. She has served in that role since February 2002. Prior to that, Ms. Sabater was the Controller of MasTec, Inc. from 1994 to 1999 and was then appointed as its Chief Financial Officer, serving in that role until January 2002. Ms. Sabater was previously at Deloitte & Touche, LLP, as an auditor and then as a Senior Manager from 1985 to 1994. She also currently serves as the Secretary of the United Way of Miami and serves as Treasurer and chairs the Finance Committee for the Public Health Trust for Jackson Health System in Miami Dade, Florida.
SKILLS AND EXPERTISE
Ms. Sabater has extensive audit, accounting and financial expertise along with executive leadership experience. Her prior public company and telecommunications infrastructure experience allows Ms. Sabater to bring to the Board of Directors significant knowledge of accounting, risk management, integration strategy, information technology and financial reporting procedures.

Richard K. Sykes LEAD INDEPENDENT DIRECTOR DIRECTOR SINCE 2018 TERM EXPIRES 2022 AGE 62 DYCOM COMMITTEES: •Compensation •Corporate Governance (Chair) •Executive
EXPERIENCE
Mr. Sykes is a former Senior Partner of McKinsey & Company, Inc. Mr. Sykes was a Management Consultant with McKinsey from February 1996 to his retirement in August 2017. During this period, Mr. Sykes served clients in the industrial, consumer and healthcare industries focusing on issues of enterprise transformation, strategy, operations and organization. During his career at McKinsey, Mr. Sykes served in multiple firm-level leadership roles, including as Managing Partner of McKinsey’s Midwest Office, and as a member of McKinsey's diversity and inclusion program. From 1990 to 1995, Mr. Sykes was a Vice President and Partner at A.T. Kearney, a global management consulting firm. Prior to that, he held engineering and management roles in the manufacturing businesses of Eli Lilly and Company.
SKILLS AND EXPERTISE
Mr. Sykes has extensive general business management and leadership experience, as well as particular in-depth knowledge and expertise in operations, enterprise transformation, organization and strategy. This experience and knowledge allows Mr. Sykes to bring to the Board of Directors significant knowledge into strategic, financial and capital-related issues.

2022 Proxy Statement	5

PROPOSAL 1 - ELECTION OF DIRECTORS
DIRECTORS WHOSE TERMS EXPIRE AT THE
2023 ANNUAL MEETING

Dwight B. Duke INDEPENDENT DIRECTOR SINCE 2011 TERM EXPIRES 2023 AGE 70 DYCOM COMMITTEES: •Compensation (Chair) •Corporate Governance
EXPERIENCE
Mr. Duke served as Senior Vice President, Business Operations, Service Provider Video Technology Group of Cisco Systems, Inc. from 2006 until his retirement in 2012. From 1998 to 2005, Mr. Duke was Senior Corporate Vice President of Scientific-Atlanta, Inc. and President of its Transmission Networks Systems business. During this period, Mr. Duke was a member of Scientific-Atlanta’s corporate management and corporate operating committees which developed and implemented corporate strategy. Prior to 1998, Mr. Duke was Vice President of the Network Systems Group of Scientific-Atlanta and responsible for that company’s digital video system business.
SKILLS AND EXPERTISE
Mr. Duke has substantial experience in operations management, distribution and marketing for the cable television industry. Mr. Duke also has experience in organization-wide strategic planning, as well as product and major program management. Mr. Duke’s executive-level experience in the telecommunications and cable television industry, and his experience in integrating acquired businesses brings to the Board of Directors significant knowledge of corporate strategy, technology, and mergers and acquisitions, particularly within industries closely related to the Company’s business.

Peter T. Pruitt, Jr. INDEPENDENT DIRECTOR SINCE 2018 TERM EXPIRES 2023 AGE 65 DYCOM COMMITTEES: •Audit (Chair) •Compensation •Finance
EXPERIENCE
Mr. Pruitt, a Certified Public Accountant, retired as a Senior Partner of Deloitte & Touche LLP in 2018 where he had been an auditor with Deloitte for 41 years. During his career at Deloitte, Mr. Pruitt served in multiple firm-level leadership roles, including as Deloitte’s Office Managing Partner for Florida and Puerto Rico.
SKILLS AND EXPERTISE
Mr. Pruitt has extensive audit and financial accounting expertise along with significant executive leadership experience. This wide-ranging experience allows Mr. Pruitt to bring to the Board of Directors deep knowledge of accounting, risk management and financial reporting procedures.

Laurie J. Thomsen INDEPENDENT DIRECTOR SINCE 2015 TERM EXPIRES 2023 AGE 64 DYCOM COMMITTEES: •Audit •Corporate Governance •Finance (Chair) OTHER PUBLIC DIRECTORSHIPS: The Travelers Companies, Inc.
EXPERIENCE
Ms. Thomsen served as an Executive Partner of New Profit, Inc., a venture philanthropy firm, from 2006 to 2010, and she served on its board from 2001 to 2006. Prior to that, from 1995 to 2004, Ms. Thomsen was a co-founder and General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies. From 1984 until 1995, Ms. Thomsen worked at the venture capital firm Harbourvest Partners in Boston, where she was a General Partner from 1988 until 1995. Ms. Thomsen was in commercial lending at U.S. Trust Company of New York from 1979 until 1984.
SKILLS AND EXPERTISE
Ms. Thomsen has extensive experience and expertise in investments, finance and the development of emerging businesses. In addition, Ms. Thomsen has board experience at a Fortune 100 publicly traded company. This experience allows Ms. Thomsen to bring to the Board substantial knowledge of accounting and financial controls, corporate finance structure and strategy, and governance practices, as well as significant experience with the growth and development of businesses and mergers and acquisitions. Ms. Thomsen’s expertise in investments and private equity also allows her to bring insight into venture capital management from an investor’s perspective.

6

PROPOSAL 1 - ELECTION OF DIRECTORS
DIRECTORS WHOSE TERMS EXPIRE AT THE
2024 ANNUAL MEETING

Steven E. Nielsen NON-INDEPENDENT DIRECTOR SINCE 1996 TERM EXPIRES 2024 AGE 59 BOARD CHAIR DYCOM COMMITTEES: •Executive (Chair)
EXPERIENCE
Mr. Nielsen has been the President and Chief Executive Officer of the Company since March 1999; was its President and its Chief Operating Officer from August 1996 to March 1999; and a Vice President of the Company from February 1996 to August 1996.
SKILLS AND EXPERTISE
Mr. Nielsen’s service as the Company’s Chief Executive Officer and in other leadership roles within the Company allows him to bring to the Board a deep insight into the operations, challenges and complex issues facing the Company itself and the Company’s industry in general.

Jennifer M. Fritzsche INDEPENDENT DIRECTOR SINCE 2020 TERM EXPIRES 2024 AGE 51 DYCOM COMMITTEES: •Audit •Corporate Governance •Finance OTHER PUBLIC DIRECTORSHIPS: Wireless Telecom Group, Inc.
EXPERIENCE
Ms. Fritzsche is currently a Managing Director at Greenhill & Co. and previously served as the Chief Financial Officer and a director of Canopy Spectrum, LLC until April 2021. Ms. Fritzsche has been a Senior Industry and Innovation Fellow at Georgetown University’s McDonough School of Business since October 2019. She formerly served as a managing director and Senior Equity Analyst at Wells Fargo Securities (and its predecessor firms) from 1995 to 2020. During her career at Wells Fargo, Ms. Fritzsche served in multiple leadership and management roles, including as a Vice President and subsequently as a Managing Director of the Equity Research Group covering the telecommunications/cable services and communications infrastructure industries. Ms. Fritzsche has also served as a member of the Board of Directors of Wireless Telecom Group, Inc. since December 2020.
SKILLS AND EXPERTISE
Ms. Fritzsche has held senior level positions as an institutional equity analyst focused on the telecommunications/cable services and communications infrastructure industries and markets. This experience allows Ms. Fritzsche to bring to the Board substantial knowledge of the capital markets, mergers and acquisitions and corporate finance related to our business, industry and competitors.

2022 Proxy Statement	7

CORPORATE GOVERNANCE HIGHLIGHTS

Dycom is committed to maintaining the highest standards of corporate governance. Strong corporate governance practices help achieve performance goals and sustain the trust and confidence of investors, employees and customers. Our corporate governance practices are described in more detail below under the section entitled “Board of Directors and Corporate Governance Information” beginning on page 12 of this Proxy Statement.
Key Board Governance Practices
Key Board Governance Practices

  Lead independent director with clearly defined roles and robust responsibilities
  Independence of eight of nine directors (with only our CEO being non-independent)
  All Board committees (except the Executive Committee) are composed exclusively of independent directors
  Majority voting for directors in uncontested elections
  Executive session meetings for independent directors, chaired by the lead independent director
  Risk oversight by full Board and committees, including full Board review of comprehensive management report on enterprise-wide assessment of risks
  Board Continuing Education Program
  Annual Review of Committee Assignments
  Clawback Policy applicable to CEO and CFO

  Robust director nomination process
  Board takes active role in succession planning for senior management roles
  Comprehensive annual evaluations and self-assessments of our Board, its committees, and our Chairman and Chief Executive Officer
  Compensation program for non-employee directors aligns the interests of directors with those of the Company’s shareholders through a mix of cash and equity-based compensation
  Board review of Company business strategy
  Mandatory retirement age for directors at age 68
  Limits on service on other boards
  Director term limits to ensure board refreshment
  Board oversight of environmental, social and governance related issues

2022 Board Composition

Board Independence	Board Tenure	Gender Diversity	Ethnic Diversity

1 Non-Independent Director 8 Independent Directors	5 0-5 Years 2 6-10 Years 2 10+ Years 7 New Directors Since 2012	3 Females 6 Males	1 Black 1 Hispanic 7 White

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CORPORATE GOVERNANCE HIGHLIGHTS
2022 Board Leadership Skills
As a group, our Board and the Director nominees possess a broad range of experience and skills, including:

Executive Leadership Executive leadership experience brings skills and qualifications of a senior executive that help our Board advise and support our management team and execute our strategies

Financial Expertise Financial expertise experience assists our Board in overseeing our financial reporting, capital structure and internal audit and controls processes

Telecommunications Industry Experience Telecommunications industry experience brings a deep understanding of factors affecting our industry, operations, business needs and strategic goals

Strategy Development Experience Strategy Development experience assists executive leadership with assessing our long-term strategic goals for improving performance and growth

Technology and Information Security Experience
Technology and information security experience helps our Board advise our management as we seek to further enhance our service offerings to our customers and assist the Board’s oversight of cybersecurity risks

Environmental, Social & Governance (ESG) Experience
ESG experience advances our corporate strategy by focusing on our human capital, enhancing sustainable operations, employee safety and enterprise risk management

2022 Proxy Statement	9

MISSION & VALUES AND ESG HIGHLIGHTS

Dycom Mission & Values

Vision	Mission

To connect America.	Serve customers skillfully. Deliver results with discipline. Accountable in all we do.

Values

People
Our people are at the heart of everything we do. They are our most important resource. Every day, we strive to create and maintain a healthy environment in which they can grow their skills, work collaboratively, and deliver high quality services to our customers.

Safety An instinctually safe culture is our goal, ensuring our teams, and everyone who comes in contact with our work, gets home safely each day.

Integrity We hold ourselves accountable to one another and treat others with respect. We are honest, forthright, and ethical in the work we perform and deliver every day.

Innovation We continually challenge ourselves to improve our performance and solve problems, driving innovation, informed but unconstrained by our past experiences.

Customer Focus
Customers are at the forefront of everything we do. By understanding their needs and exceeding their expectations, we strive to be valued partners, delivering the high quality our customers require and building enduring relationships.

Sustainability
We manage all aspects of our business with accountability, understanding the economic, environmental, and social impacts our operations create for our people, stakeholders and the communities in which we work.

ESG AT DYCOM
Through innovation, hard work, and a focus on leading with our values, Dycom is dedicated to leaving the world better than we found it, and to helping our customers create robust networks that enable others to do the same. Sustainable, environmental, social, and governance practices have been ingrained in our business practices. Today, these issues are front and center and play a critical role in how we continue to deliver value to our stakeholders, including the positive impact we have on the lives of end consumers. For more information about our ESG strategy, please visit our website: https://sustainability.dycomind.com/

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MISSION & VALUES AND ESG HIGHLIGHTS
ESG Oversight
Our Board and executive team set the tone at the top and are actively engaged in our ESG strategy. The Corporate Governance Committee has oversight responsibility for issues relating to corporate responsibility and environmental, social and governance matters affecting the Company. In fiscal 2022, we formalized our Sustainability Committee, which consists of a group of cross-functional senior leaders, to lead our ESG program and provide regular updates to the Corporate Governance Committee and Board.
Our ESG Priorities
We believe that addressing sustainability risks and opportunities through our corporate strategy and operations allows us to best serve our stakeholders. Our strategy is built on three core pillars, People, Safety and Environment, identified through our baseline ESG materiality assessment performed in fiscal 2022. These pillars drive value for our business and stakeholders, as well as enable us to deliver on our priorities and vision.

Our ESG Priorities

Safety	People	Environment
ESG Priorities
People. We strive everyday to create the right environment for our people to grow their skills, work collaboratively and deliver our services at the highest quality to our customers.
Safety. At Dycom, safety is more than rules and procedures – it’s a mindset. We are focused on training, engaging, and empowering workers to recognize and mitigate hazards, so everyone gets home safely.
Environment. We are committed to regularly measuring and evaluating opportunities to reduce our environmental footprint both short-term and long-term. We embrace the latest technology and continuously optimize our core business practices.

2022 Proxy Statement	11

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

BOARD LEADERSHIP STRUCTURE
Chairman of the Board and Chief Executive Officer
Steven E. Nielsen serves as our Chairman of the Board and our Chief Executive Officer. The Board believes that the Company is best served by having one person serve as both Chairman of the Board and Chief Executive Officer because this structure provides cohesive leadership and clear accountability and direction. In his capacity as Chief Executive Officer, Mr. Nielsen possesses an intimate knowledge of the daily operations of the Company and its relationships with customers and employees. That enables him to provide the Board with leadership in setting its agenda and focusing its discussions. As the individual with primary responsibility for managing the Company’s day-to-day operations, Mr. Nielsen is also best positioned to chair regular meetings of the Board and ensure that key business issues are brought to the attention of the Board. The combined role as Chairman and Chief Executive Officer also ensures that the Company presents its message and strategy to shareholders, employees, customers and other stakeholders with a unified, single voice.
Lead Independent Director
The Company's Corporate Governance Guidelines require that, where the Chairman of the Board is not an independent director, the independent members of the Board will select an independent director to serve as the Lead Independent Director. The independent directors have appointed Richard K. Sykes as the lead independent director. Mr. Sykes also chairs the Corporate Governance Committee and is a member of the Executive Committee and the Compensation Committee. As lead independent director, Mr. Sykes performs a variety of tasks, including:
•Chairing executive sessions of the non-management directors;
•Acting as a liaison and consulting with the Chairman and committee chairs regarding agendas for meetings, setting meeting schedules and calling meetings of the independent directors;
•Coordinating with the Compensation Committee and Corporate Governance Committee in connection with periodic evaluations of the Board and committees; and
•Ensuring that information needs relating to meetings of the Board and its committees are met.
Board Independence
Board independence and oversight of the senior management of the Company are enabled by the presence of independent directors who have substantive knowledge of the Company’s business. This structure provides our Board with the ability to provide oversight of the critical functions of the Company, such as the integrity of the Company’s financial statements, the evaluation and compensation of executive management and the nomination of directors. In accordance with the Company’s Corporate Governance Guidelines, independent directors meet without management present as needed at regularly scheduled executive sessions.
In accordance with the Company’s Corporate Governance Guidelines, the Board monitors the independence of its members using standards set forth in the guidelines, which reflect the independence requirements set forth in the New York Stock Exchange (“NYSE”) Corporate Governance listing standards, SEC Rules and the Company's Corporate Governance Guidelines. Under these standards, the Board of Directors has determined that each of the eight of the nine members of the Board are independent and that such group constitutes a majority of the Board. Mr. Nielsen, who serves as our President and Chief Executive Officer, is the only non-independent director.

12

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION
COMMITTEES OF THE BOARD
The Board has the authority to appoint committees to perform certain functions and currently has (i) an Audit Committee, (ii) a Compensation Committee, (iii) a Corporate Governance Committee, (iv) an Executive Committee and (v) a Finance Committee. Each member of the Audit Committee, the Compensation Committee, the Corporate Governance Committee and the Finance Committee is independent within the meaning of the NYSE Corporate Governance Listing Standards and the Company’s Corporate Governance Guidelines. The Corporate Governance Committee also annually reviews the committee assignments and will periodically rotate committee members subject to the needs and expertise of the Board. The Board has also established written charters for each of its Audit Committee, Compensation Committee, Corporate Governance Committee and Finance Committee, which, together with the Company's Corporate Governance Guidelines, are available on the Company’s website at www.dycomind.com. Copies of each may also be obtained, without charge, upon written request to the Secretary of the Company at 11780 U.S. Highway 1, Suite 600, Palm Beach Gardens, Florida 33408.
The following table provides summary information regarding the Board and each committee.

Committee Memberships
Members	Independent	Audit	Compensation	Corporate Governance	Executive	Finance
Dwight B. Duke
Jennifer M. Fritzsche
Eitan Gertel
Steven E. Nielsen*
Peter T. Pruitt, Jr.
Stephen C. Robinson (1)
Carmen M. Sabater (1)
Richard K. Sykes Lead Independent Director
Laurie J. Thomsen

Chair	Member	* Board Chairman
(1)    The Board will consider and assign committee membership and responsibilities to each of Mr. Robinson and Ms. Sabater during fiscal 2023.

2022 Proxy Statement	13

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

Audit Committee

MEMBERS: Jennifer M. Fritzsche Eitan Gertel Peter T. Pruitt, Jr. (Chair) Laurie J. Thomsen MEETINGS IN FISCAL 2022: 7
ROLES AND RESPONSIBILITIES
The Audit Committee has responsibility for, among other things, assisting the Board of Directors in its oversight responsibilities with respect to:
•creating and maintaining a corporate environment that supports the integrity of the financial reporting process;
•the quality and integrity of the Company’s financial statements, related disclosures, and financial reporting;
•internal controls over financial reporting, including information system controls and security, and management’s assessment of the adequacy and effectiveness of such controls;
•compliance with applicable legal and regulatory requirements, including establishing procedures for receipt and review of complaints and reports;
•independent auditor’s qualifications, independence and performance;
•reviewing critical accounting policies and material communications with the independent auditors and management;
•engaging with the Company’s Management Disclosure Committee on a quarterly basis to obtain feedback in connection with its review of financial statements, periodic reports and other public disclosures;
•reviewing the risk disclosures in the Company’s periodic reports and other public disclosures and recommending mitigation actions to address any new risks identified;
•reviewing on a quarterly basis any material legal or regulatory matters, including any whistleblower complaints, with the Company’s General Counsel;
•the performance of the Company’s internal audit function and control functions;
•policies with respect to risk assessment and risk management and the mitigation, as appropriate, of such risks; and
•the fees paid to the Company’s independent auditor.
The Board has reviewed the qualifications and experience of each of the Audit Committee members and determined that all members of the Audit Committee are “financially literate” as defined by the NYSE listing standards. The Board has determined that the Chair of the Audit Committee, Peter T. Pruitt, qualifies as an “audit committee financial expert” within the meaning of applicable regulations of the Securities and Exchange Commission (“SEC”), promulgated pursuant to the Sarbanes-Oxley Act of 2002, and has “accounting or related financial management expertise” within the meaning of the NYSE listing standards.

Compensation Committee

MEMBERS: Dwight B. Duke (Chair) Eitan Gertel Peter T. Pruitt, Jr. Richard K. Sykes MEETINGS IN FISCAL 2022: 9
ROLES AND RESPONSIBILITIES
The Compensation Committee has responsibility for, among other things, assisting the Board of Directors in its oversight responsibilities with respect to:
•the Company’s compensation philosophy, strategy and principles;
•total compensation packages of the Chief Executive Officer and other executive officers;
•corporate goals and metrics relevant to the compensation of the Chief Executive Officer and evaluating his performance in light of such objectives;
•the Company’s equity-based and incentive compensation plans, policies and programs;
•all employment agreements, consulting, retirement and severance agreements for executive officers;
•selecting a peer group of companies to be used for purposes of determining competitive executive compensation packages;
•recommending to the Board the compensation of the non-management directors;
•reviewing and discussing with management the Company’s compensation discussion and analysis included in this Proxy Statement;
•reviewing and recommending for approval by the Board the Company’s recommendation with respect to the “Say-on-Pay” vote and the frequency of such future votes; and
•reviewing the results of the “Say-on-Pay” vote and recommending whether to make any adjustments to the Company’s executive compensation policies and practices.
The Compensation Committee has directly engaged Compensation Strategies, Inc. (the “Compensation Consultant”) as an independent compensation consulting firm to provide executive and director compensation consulting services to the Compensation Committee. During fiscal 2022, a representative of the Compensation Consultant attended six out of nine Compensation Committee meetings.

14

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

Corporate Governance Committee

MEMBERS: Dwight B. Duke Jennifer M. Fritzsche Richard K. Sykes (Chair) Laurie J. Thomsen MEETINGS IN FISCAL 2022: 9
ROLES AND RESPONSIBILITIES
The Corporate Governance Committee has responsibility for, among other things, assisting the Board of Directors in its oversight responsibilities with respect to:
•recommending to the Board the director nominees for election at the Company’s annual meeting of shareholders;
•recommending to the Board qualified individuals to fill Board member vacancies;
•recommending to the Board the appointment of officers of the Company;
•reviewing periodically the number and functions of the committees of the Board and recommending to the Board the appointment of its members to serve on the committees;
•evaluating on an annual basis the performance of individual directors and the independence of outside directors;
•evaluating on an annual basis the performance of the Chief Executive Officer, including an assessment of his contribution and development of the Company's culture of ethics and compliance, and submitting its evaluation to the Compensation Committee;
•reviewing management succession and development plans;
•reviewing and making recommendations to the Board regarding proposals of shareholders that relate to corporate governance;
•reviewing and recommending to the Board changes in the Company’s Articles of Incorporation and By-laws;
•reviewing and assessing the adequacy of the Company’s process of handling communications to and from directors;
•reviewing and assessing the adequacy of the Company’s policies and practices on corporate governance, including director education and onboarding and communication of Company governance and ethics guidelines;
•reviewing matters relating to corporate responsibility and environmental, social and governance matters affecting the Company;
•leading the Board and each committee in conducting each body’s annual performance self-evaluation;
•overseeing the annual evaluation of the Board and its committees; and
•developing and monitoring compliance with the Company’s corporate governance guidelines and codes of business conduct and ethics.

Executive Committee

MEMBERS: Steven E. Nielsen (Chair) Richard K. Sykes
ROLES AND RESPONSIBILITIES
The Executive Committee is empowered to act for the full Board during intervals between Board meetings, with the exception of certain matters that by law may not be delegated.

Finance Committee

MEMBERS: Jennifer M. Fritzsche Eitan Gertel Peter T. Pruitt, Jr. Laurie J. Thomsen (Chair) MEETINGS IN FISCAL 2022: 6
ROLES AND RESPONSIBILITIES
The Finance Committee has responsibility for, among other things, assisting the Board of Directors in its oversight responsibilities with respect to:
•assisting the Board in meeting its fiduciary responsibilities relating to financing strategy, financial policies and the financial condition of the Company;
•setting policy for short-term investments and monitoring the adequacy of the Company’s investment policy;
•reviewing borrowing arrangements and repurchases of indebtedness;
•reviewing financial risk management strategies;
•reviewing certain proposed acquisition, joint venture and disposition plans;
•reviewing material banking relationships and lines of credit;
•reviewing material changes to the Company’s capital structure, financial arrangements and capital spending; and
•recommending changes in the capital structure of the Company.

2022 Proxy Statement	15

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION
SELECTION OF DIRECTORS
Director Candidates
The Corporate Governance Committee is responsible for reviewing and recommending to the Board the director nominees for election by shareholders of the Company, including those nominees that are recommended by shareholders in accordance with the procedures set forth in the Company’s Amended and Restated By-laws and applicable law.

Identifying Director Candidates
The Corporate Governance Committee identifies and evaluates director candidates, which includes requesting from directors and others recommendations for director candidates, engaging third-party search firms, meeting from time to time to evaluate information and background materials relating to potential candidates, and the interviewing of selected candidates by members of the Corporate Governance Committee and the Board. Before nominating a sitting director for reelection, the Corporate Governance Committee will also consider the director’s performance on, participation in and contributions to the activities of the Board.
The Corporate Governance Committee is open to considering director nominee candidates from many sources, including shareholders. If a shareholder wishes to recommend a nominee for director, written notice should be sent to the Secretary of the Company in accordance with the instructions set forth under “General Information—Additional Information—Submission of Proposals for Inclusion in 2023 Proxy Materials” on page 72 of this Proxy Statement. The Corporate Governance Committee will evaluate shareholder recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Skills, Diversity and Qualifications
The Board and the Corporate Governance Committee believe that the Board’s membership should reflect the diversity of experience, background, skills, geography, race and ethnicity, and gender required to represent the Company's constituents and to meet its corporate governance, oversight and advisory functions. While the Company has not adopted a formal diversity policy, it believes that a board made up of qualified directors from diverse backgrounds will contribute a variety of perspectives, opinions and experiences to board discussions and decisions and will result in creating balanced and thoughtful corporate strategies. The Board and Corporate Governance Committee also ensure that the Board has the expertise required to fulfill all of its legal and regulatory requirements, including the requirements for each of its committees. Accordingly, in considering whether to recommend any particular candidate for inclusion in the slate of recommended director nominees, the Corporate Governance Committee will consider numerous attributes, including those described above, as well as the candidate’s integrity, business acumen, knowledge of the Company’s business and industry and experience that will complement the current members of the Board of Directors.

Conflicts of Interest
The Corporate Governance Committee assesses whether there is any conflict of interest with respect to the Company and the director nominee. This is accomplished through various means, including the performance of background checks and the completion of questionnaires by director candidates.

A Balanced Approach	The Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for a prospective nominee. The Corporate Governance Committee believes that the backgrounds and qualifications of our directors, considered as a group, should provide a diverse mix of background, experience, perspectives, knowledge and abilities that will allow the Board to fulfill its responsibilities and operate effectively.

16

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION
BOARD ROLE IN RISK OVERSIGHT

The Board takes an active role in overseeing enterprise-level risks both as the full Board, and through its committees. The committees of the Board are primarily responsible for the oversight of risk as follows:

the Audit Committee has oversight over the financial reporting, accounting and internal control risks. The Audit Committee also has oversight over cybersecurity and information security risk and reviews any potential conflicts of interest, including any proposed related party transactions.
the Compensation Committee oversees the Company’s executive compensation arrangements, including the identification and management of risks that may arise from the Company’s compensation policies and practices.
the Finance Committee has oversight over the Company’s financial exposure, including liquidity, credit and interest rate risks, and acquisition and disposition plans above a certain threshold.
the Corporate Governance Committee has oversight over the establishment of practices and procedures that promote good governance, a culture of ethics and compliance and mitigate governance risk. The Corporate Governance Committee is also responsible for reviewing the performance of the Board, our Chairman and Chief Executive Officer and individual directors. The Corporate Governance Committee ensures that each committee of the Board engages in an annual performance self-evaluation based upon criteria and processes established by the Corporate Governance Committee and focuses on succession planning for the Board and the executive officers of the Company.

The Board has determined that the full Board is the most effective structure for the general oversight of enterprise level risks. The Board also believes its oversight of risk is enhanced by its current leadership and committee structure as discussed above. Our Chief Executive Officer, in his role of Chairman of the Board, organizes regular meetings of the Board and is best able to understand, evaluate and raise critical business and other risks to the attention of the Board. The Board receives regular reports from the committee chairs, as well as from the Company's internal auditor, and from other officers of the Company to ensure it is apprised of risks, how these risks may relate to one another and how management is addressing these risks. In addition, the Audit Committee has established procedures for the receipt, retention and review of complaints regarding accounting and auditing matters and related to concerns about internal controls over financial reporting. Such procedures include the receipt of reports at least quarterly from the Company's Management Disclosure Committee and the General Counsel and are intended to reduce risk by encouraging the reporting of any issues or concerns regarding questionable accounting matters and ensuring that such complaints are promptly and effectively addressed.
The Company also conducts an annual enterprise-wide assessment of risks. The risks considered as part of this assessment include those inherent in the Company’s business, as well as the risks from external sources such as competitors, the economy and credit markets, regulatory and legislative developments, and cybersecurity and data protection risks. A report is presented annually to the Board by our internal auditor and updates are provided as appropriate. The objectives of the risk assessment process include (i) determining whether there are risks that require additional or higher priority mitigation efforts; (ii) developing a defined list of key risks to be shared with the Audit Committee, the Board and senior management; (iii) contributing to the development of internal audit plans; (iv) facilitating the NYSE governance requirement that the Audit Committee discuss policies around risk assessment and risk management; and (v) facilitating discussion of the risk factors to be included in Item 1A of the Company’s Annual Report on Form 10-K.
Information Security
The Audit Committee also has oversight of information technology and security matters, which includes strategies, risk identification and mitigation, as well as data privacy protection (“Information Security”). The Company’s Chief Information Officer oversees an internal information security team, which works in partnership with the Company’s internal audit department to review information technology-related controls with our external auditors as part of the overall internal controls process. The Chief Information Officer also reports to the Board periodically on information security and any recent developments in the industry. We also currently maintain a cybersecurity insurance policy that provides coverage for certain costs associated with security breaches, subject to the limit of the policy.
Our Company’s information security plan includes:
•Policies and security awareness training, including periodic employee phishing simulations;
•Identification and remediation of information security risks and vulnerabilities in our IT systems;
•Security operations training including logging, monitoring and response techniques and procedures; and
•Testing of incident response plans.

2022 Proxy Statement	17

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION
BOARD PRACTICES, POLICIES AND PROCESSES
Board Meetings and Attendance
The Board held thirteen meetings during fiscal 2022 and, all directors attended at least 90% of the meetings of the Board and the committees of the Board on which they served during the period. Mr. Robinson joined the Board on December 30, 2021 and has attended all meetings since joining the Board and Ms. Sabater joined the Board on March 28, 2022. Although the Company does not have a formal policy regarding attendance by the Board members at the Annual Meeting, it encourages and expects all of its directors to attend. At the 2021 Annual Meeting, all of the directors then serving on the Board attended.
Corporate Governance Guidelines, Code of Business Conduct and Ethics and Code of Ethics for Senior Financial Officers
The Company is committed to the highest ethical standards, sound corporate governance practices and compliance with NYSE, SEC and other regulatory and legal requirements. It requires the highest possible honest and ethical conduct in all aspects of its business from all of its employees, including its Directors, executive management and Senior Financial Officers. In furtherance of these goals, the Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and a Code of Ethics for Senior Financial Officers. These policies are intended to create a corporate environment that supports and encourages ethical and honest behavior, the avoidance of conflicts of interest, compliance with applicable laws and regulations and the prompt reporting of violations and concerns without fear of retaliation. The above-described codes of conduct and governance guidelines, are available on the Company’s website at www.dycomind.com. Copies of each may also be obtained, without charge, upon written request to the Secretary of the Company at 11780 U.S. Highway 1, Suite 600, Palm Beach Gardens, Florida 33408. These documents are periodically reviewed in light of legal and corporate governance developments and may be modified as appropriate. Please note that the information contained in or connected to the Company’s website is not intended to be part of this Proxy Statement.
The Company’s Code of Ethics for Senior Financial Officers and its Code of Business Conduct and Ethics, each meet the definition of a code of ethics as defined in Item 406(b) of Regulation S-K of the Securities Act of 1933. The Code of Ethics for Senior Financial Officers applies to the Chief Executive Officer, Chief Financial Officer, Controller and other employees performing similar functions. The Code of Business Conduct and Ethics applies to all directors, officers, managers and employees of the Company. These codes reflect the Company’s expectation that its directors, officers and other employees conduct themselves with the highest standard of business ethics. The Company discloses amendments to provisions of the Code of Ethics for Senior Financial Officers and the Code of Business Conduct and Ethics, or a waiver from the Code of Ethics for Senior Financial Officers and the Code of Business Conduct and Ethics for the Chief Executive Officer, Chief Financial Officer, Controller and other employees performing similar functions by posting such information on the Company’s website at www.dycomind.com.
Shareholding Requirements and Stock Ownership Guidelines for Non-Employee Directors
The Board believes that directors and senior managers should have a significant financial stake in the Company to align their interests with those of the Company’s shareholders. To this effect, the Board has established stock ownership guidelines that require non-employee directors to own shares of Company common stock with a value of not less than a specified multiple of annual cash retainer. In addition, the Chief Executive Officer and certain other executive officers of the Company are subject to stock ownership and/or shareholding requirements. The stock ownership guidelines and shareholding requirements for the Chief Executive Officer and other executive officers and key employees are further described under “Executive Compensation—Compensation Discussion and Analysis—Stock Ownership Guidelines for the Chief Executive Officer” on page 44 of this Proxy Statement.
For non-employee directors, the stock ownership guidelines require share ownership of Company common stock that approximates a value of five times the annual cash retainer paid to such non-employee director. For directors elected prior to November 2017, the guidelines require share ownership of Company common stock that approximates a value of five times the annual cash retainer in effect as of November 20, 2017 (the “Effective Date”). Non-employee directors generally are expected to comply with the stock ownership guidelines within five years after appointment or election to the Board of Directors. In the case of a non-employee director elected after the Effective Date, the number of shares such individual director is expected to own shall be determined based on the value of a share of common stock of the Company on the date of his or her election and such director’s annual cash retainer as of that date. Under these guidelines, stock ownership includes shares (including time vesting restricted stock units) owned directly or held in trust by an individual. The guidelines do not include shares that an individual has the right to acquire through stock options, performance vesting restricted stock or performance vesting restricted stock units.

18

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION
Each individual director is also required to retain 50% of the net after-tax shares which he or she acquires under the Company’s equity plans until the applicable threshold is achieved. If a non-employee director does not attain the shareholding requirement as of the day immediately prior to the payment of any cash retainer or other service period fees for service on the Board (except for meeting or committee fees) that otherwise would be made in cash, then 60% of the payment will be paid in restricted stock or restricted stock units, as determined by the plan administrator of the non-employee directors equity plan. Once achieved, ownership of the guideline amounts must be maintained for as long as the individual director is subject to these guidelines.
The Board periodically reviews the stock ownership guidelines and updates them as required. As of January 29, 2022, each non-employee director has exceeded, or is making satisfactory progress toward, the stock ownership threshold.
Prohibition of Hedging or Pledging of Company Stock by Non-Employee Directors and Executive Officers
The Company’s Insider Trading Policy prohibits hedges and pledges of the Company’s common stock by a director or executive officer of the Company. A “hedge” would include any instrument or transaction through which an executive officer or non-employee director offsets decreases of his or her exposure to risk of price fluctuation in the Company’s common stock. The policy also prohibits pledges of the Company’s common stock by an executive officer or director, such as using Company common stock as collateral for a loan or by holding Company common stock in a margin account (with the exception of the use of a margin account to purchase Company common stock only in connection with the exercise of Company-granted stock options). The Board believes this policy better aligns the interests of the members of the Board and its executives with the interests of the Company’s shareholders.
Board and Committee Evaluations
The Corporate Governance Committee leads annual evaluations of the Board, committees and individual director performance. The evaluation process is designed to facilitate ongoing, systematic examination of the Board’s effectiveness and accountability, and to identify opportunities for improving its operations and procedures. On an annual basis, the Board and each standing committee conducts an annual performance evaluation in accordance with the criteria and processes established by the Corporate Governance Committee. Individual director feedback is also discussed with each director, as appropriate. In fiscal 2022, the Board conducted a separate self-evaluation, and each of its standing committees conducted a separate evaluation of its own performance and of the adequacy of its charter, and reported on the results of its evaluation to the Board.
Board Continuing Education
The Board is committed to ensuring that all directors are provided with robust opportunities to receive interactive board education on a variety of topics, including enterprise risk management, industry business issues, disclosure trends and practices, and corporate governance. Directors may choose to attend any combination of courses or events, in-person or online director education programs sponsored by outside parties, online training courses and certain other educational experiences, as may be approved by the Corporate Governance Committee from time to time. The Corporate Governance Committee also oversees and monitors this continuing education program and ensures that members of the Company's senior management, as well as appropriate outside advisors and experts, regularly attend Board or committee meetings to present and engage with all directors.
Incentive Compensation Clawback Policy
In October 2021, the Board incorporated a clawback policy into its Corporate Governance Guidelines. This clawback policy is triggered by a material restatement of the Company's financial results and requires the Company to seek recovery of any performance-based compensation paid to our CEO and CFO that the Compensation Committee determines would not have been paid based on the restated results during the three years preceding such restatement. The Policy also requires that if the Compensation Committee determines not to clawback any such performance-based compensation, the Company will publicly disclose the reason for that determination.

2022 Proxy Statement	19

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION
Communications with the Board
The Board has adopted a formal process by which shareholders and other interested parties may communicate with one or more of the Company’s non-management directors. Shareholders who wish to communicate with a director or one or more of the non-management directors should direct their communications in writing to:
Dycom Industries, Inc.
c/o Ryan F. Urness, General Counsel and Secretary
11780 U.S. Highway 1, Suite 600
Palm Beach Gardens, Florida 33408
Email: corporatesecretary@dycominc.com
All such communications should be clearly marked “Shareholder Communication to the Dycom Industries, Inc. Board of Directors.”
The Secretary of the Company has primary responsibility for monitoring director-related communications from shareholders and other interested parties and forwarding collected communications to the intended recipient, provided they meet certain criteria. In general, communications are forwarded to the intended director or director group as long as the communications do not relate to ordinary business, legal or administrative matters or other non-substantive or inappropriate matters further described in the Company’s Internal Process for Handling Communications to and from Directors. All concerns and complaints relating to accounting, internal accounting controls or auditing practices, including those reported as a violation of the Code of Business Conduct and Ethics or the Code of Ethics for Senior Financial Officers, will be referred to the Audit Committee in accordance with the Company’s Audit Committee Procedures for Complaints Regarding Accounting, Internal Accounting Controls and Auditing Matters. Each of the Code of Business Conduct and Ethics, the Internal Process for Handling Communications to and from Directors and the Audit Committee Procedures for Complaints Regarding Accounting, Internal Accounting Controls and Auditing Matters are available on the Company’s website at www.dycomind.com.
Majority Voting and Director Resignation Requirements
The Company’s Amended and Restated By-laws provide for a majority voting standard for uncontested director elections. Under this standard, a director nominee will be elected only if the affirmative vote of shares of common stock represented and entitled to vote at an annual meeting exceeds the votes cast opposing that nominee. Pursuant to the standard, a director is required to tender his or her resignation to the Board if the director fails to receive the required number of votes. The Board shall nominate for election or re-election only those candidates who agree to tender, promptly following the person’s failure to receive the required vote for election or re-election at the next annual meeting at which such person would face election or re-election, an irrevocable resignation that will be effective upon the Board’s acceptance of the resignation. In addition, the standard requires the Board to fill director vacancies and new directorships only with candidates who agree to tender, promptly following their appointment to the Board, the same form of irrevocable resignation tendered by incumbent directors. The Corporate Governance Committee will evaluate and make a recommendation to the Board with respect to the tendered resignation. In its review, the Corporate Governance Committee will consider any factors that it deems relevant.
Where a director has failed to receive a majority of the votes cast in an uncontested director election and the Corporate Governance Committee has provided its recommendation, the Board must take action on the Corporate Governance Committee’s recommendation within 90 days following certification of the shareholders’ vote and publicly disclose its decision and the rationale for the decision on a Current Report on Form 8-K furnished with the SEC within four business days after its decision. Absent a determination by the Board that it is in the best interests of the Company for an unsuccessful incumbent to remain as a director (based on such factors that the Board deems relevant), the Board shall accept the resignation. In accordance with the Company’s Corporate Governance Guidelines, an unsuccessful incumbent director will not participate in any deliberations of the Corporate Governance Committee or the Board with respect to the tendered resignation. The Corporate Governance Guidelines also provide procedures to address a situation in which all members of the Corporate Governance Committee are unsuccessful incumbents.
If the Board accepts the resignation of an unsuccessful nominee for director, it may fill the resulting vacancy or decrease the size of the Board in accordance with the Company’s Amended and Restated By-laws or the Company’s Articles of Incorporation. If a director’s resignation is not accepted by the Board, such director will continue to serve as a director until the next succeeding annual meeting and until his or her successor is duly elected or until the director’s earlier resignation, removal from office or death. In contested elections, the plurality voting standard will apply. A contested election is an election in which the Secretary of the Company determines that the number of director nominees exceeds the number of directors to be elected to the Board.

20

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION
Service on Other Boards
Pursuant to the Company’s Corporate Governance Guidelines, directors are expected to devote sufficient time and attention to carrying out their duties and responsibilities and ensure that their other responsibilities, including service on other public company boards, do not materially interfere with their responsibilities for the Board. In the event that a director wishes to serve as a board member of another company, they must inform the Chairman of the Board and the Chair of the Corporate Governance Committee of such intention. The Board will review whether such additional board service is likely to impair such director’s service on the Board or applicable committees or would create a conflict of interest with the Company. The Company also prohibits any member of the Board from simultaneously serving on more than three public company boards unless the Board determines that such service will not adversely affect such director’s service on the Board or applicable committees.
Board Tenure and Mandatory Retirement
The Corporate Governance Committee will, as part of its annual assessment of the composition of the Board, review a director’s continuation on the Board and consider such director’s qualifications, experience, skills, diversity and Board tenure into account. Under the Company’s Corporate Governance Guidelines and its Bylaws, a director is generally required to retire when he or she reaches age 68, and such retirement shall take effect at the expiration of such individual’s then-current term of office. The Board may waive this requirement as to any director if it deems a waiver to be in the best interests of the Company. The Board also limits the maximum tenure of a non-employee director to the greater of twelve years or four full terms. The Corporate Governance Committee may, by unanimous vote, extend a non-employee director's term for one additional three-year term.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Board has adopted a written policy and procedures for the review of all transactions where the amount involved will exceed $120,000 in any fiscal year in which the Company is a participant and any director or nominee, executive officer or security holder of more than five percent of the Company’s common stock (or, in the case of the foregoing persons, their immediate family members) has a direct or indirect financial interest (each, a “related person transaction”).
A member of the Board or any of our executive officers proposing to enter into such transaction must report the proposed related person transaction to the Company’s General Counsel. The policy calls for the proposed related person transaction to be reviewed, and if deemed appropriate, approved by the Audit Committee. Generally, the Audit Committee will approve the transaction if the Audit Committee determines the transaction is beneficial to the Company and contains the same or reasonably comparable terms as would be obtained in an arm’s-length transaction with an unrelated third party.
Neither the Company nor any of its subsidiaries has engaged in any related person transaction during fiscal 2022.

2022 Proxy Statement	21

DIRECTOR COMPENSATION

COMPENSATION OF NON-EMPLOYEE DIRECTORS
The Company’s compensation program for non-employee directors is designed to enable the Company to attract, retain and motivate highly qualified directors to serve on the Board. The program is also intended to be competitive with other companies in the Peer Group (as defined under “Executive Compensation—Compensation Discussion and Analysis—Role of Compensation Consultant and Peer Group Comparison” beginning on page 33 of this Proxy Statement) and to further align the interests of these directors with our shareholders by compensating directors with a mix of cash and equity-based compensation. Directors who are employees of the Company receive no additional compensation for serving on the Board or its committees.
The Compensation Committee is also responsible for recommending to the Board changes in director compensation. The Compensation Committee periodically reviews non-employee director compensation trends and data from the Peer Group and other relevant and comparable market data including reports on the competitiveness of compensation for non-employee directors received from its independent Compensation Consultant. Each of the Company’s non-employee directors currently receives the compensation described below.
Directors’ Fees
Non-employee directors received the following retainer fees for fiscal 2022: (i) an annual retainer fee of $65,000; and (ii) a fee of $20,000 for service as non-management Lead Independent Director. Also, Board members serving as a Chair of a committee received the following fees for fiscal 2022: (i) $20,000 for service as Audit Committee chair, (ii) $15,000 for service as Compensation Committee chair, (iii) $10,000 for service as Corporate Governance Committee chair and (iv) $10,000 for service as Finance Committee chair. Directors’ fees are paid in four quarterly installments. In addition, non-employee directors receive $2,250 for each quarterly or special meeting of the Board of Directors attended in person and $1,000 for each telephonic meeting attended. Non-employee directors receive $1,250 for each quarterly or special committee meeting attended in person and $750 for each telephonic meeting attended.
Non-Employee Directors Equity Plan
The 2017 Non-Employee Directors Equity Plan (the “Director Equity Plan”) provides for the grant of (i) an annual equity award to each continuing non-employee director as of the date of the Company’s annual meeting of shareholders and (ii) an equity award upon a new non-employee director’s initial election or appointment to the Board. The Director Equity Plan permits the grant of awards consisting of non-qualified stock options, shares of restricted stock, restricted stock units and deferred restricted stock units. In each case, the value, type and terms of such awards are approved by the Board, based on the recommendation of the Compensation Committee.
For fiscal 2022, the Compensation Committee determined that the grant date fair value of annual awards provided to each non-employee director would be $140,000, allocated 100% to restricted stock units (based on the values provided to the Compensation Committee by the Compensation Consultant). The Compensation Committee, with input from its independent Compensation Consultant, determined that granting the annual equity award in the form of restricted stock units was consistent with general market practices, as well as those of the Peer Group. Accordingly, each continuing director was granted restricted stock units which vest, generally subject to continuing service, ratably over three years following the grant date. In addition, non-employee directors may elect to receive up to 100% of their cash retainer fee in restricted shares of Company common stock, subject to a six-month restriction on transfer. The number of shares of restricted stock or restricted stock units to be granted to a non-employee director is determined by (i) dividing (a) the U.S. dollar amount of the director’s annual retainer(s) elected, or required, to be received in the form of restricted stock or restricted stock units by (b) the fair market value of a share of Company common stock on the date

22

DIRECTOR COMPENSATION
such fees are payable and (ii) rounding up to the nearest whole share of common stock. Non-employee directors are also permitted to defer settlement of their restricted stock units until the earlier of their termination of service on the Board for any reason and a date specified by such director. As discussed in greater detail above in the section entitled “Board of Directors and Corporate Governance Information—Board Practices, Policies and Processes—Shareholding Requirements and Stock Ownership Guidelines for Non-Employee Directors” on page 18 of this Proxy Statement, the Board has established stock ownership guidelines for the non-employee directors to further align their economic interests with those of the Company’s shareholders. Under the Director Equity Plan, 140,000 shares of common stock are authorized for issuance and, as of January 29, 2022, the Company had 65,952 shares available for future awards under the plan.
DIRECTOR COMPENSATION TABLE
The following table sets forth the compensation for the non-employee members of the Board for the fiscal year ended January 29, 2022. Mr. Robinson was appointed to the Board on December 30, 2021 and Ms. Sabater was appointed on March 28, 2022.

Name(1)	Fees Earned or Paid in Cash(2)(3)	Stock Awards(3)(4)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Dwight B. Duke	$111,291	$134,322	$—	$—	$—	$—	$245,613
Jennifer M. Fritzsche	$61,208	$183,008	$—	$—	$—	$—	$244,216
Eitan Gertel	$103,500	$134,322	$—	$—	$—	$—	$237,822
Peter T. Pruitt, Jr.	$116,657	$134,322	$—	$—	$—	$—	$250,979
Stephen C. Robinson	$—	$63,557	$—	$—	$—	$—	$63,557
Carmen M. Sabater (5)	$—	$—	$—	$—	$—	$—	$—
Richard K. Sykes	$123,106	$134,322	$—	$—	$—	$—	$257,428
Laurie J. Thomsen	$112,703	$134,322	$—	$—	$—	$—	$247,025
(1)As a Company employee, Mr. Nielsen is not separately compensated for his service on the Board of Directors. His compensation is included in the Summary Compensation Table on page 46 of this Proxy Statement. Ms. Sabater was appointed to the Board on March 28, 2022 and did not receive any director compensation during fiscal 2022.
(2)Each RSU entitles the recipient to one share of the Company’s common stock upon settlement. The amounts in this column represent the fees that were earned or paid in cash plus the grant date fair value of restricted shares for the annual retainer(s) which the director elected to receive in restricted shares during fiscal 2022. For fiscal 2022, the total number of restricted shares and aggregate grant date fair value which were elected by non-employee directors to be paid in shares are as follows: Dwight B. Duke, 411 shares having an aggregate grant date fair value of $37,634, Jennifer M. Fritzsche, 48 shares having an aggregated grant date fair value of $3,340 and Richard K. Sykes, 1,154 shares having an aggregate grant date fair value of $94,356.
(3)As required by SEC rules, amounts in these columns present the aggregate grant date fair value of stock awards granted during fiscal 2022 computed in accordance with FASB ASC 718. The stock awards exclude the amounts a director elected to receive in restricted stock or RSUs in lieu of their annual cash retainer(s) as described in footnote (2) above. See Note 19 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2022 regarding assumptions underlying valuation of equity awards. The stock awards vest, subject to continuing service, ratably over three years following the grant date. These amounts do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards.

2022 Proxy Statement	23

DIRECTOR COMPENSATION
(4)The following table shows the grant date fair value of shares of restricted stock and RSUs granted to directors during fiscal 2022 computed in accordance with FASB ASC 718. See Note 19 to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for fiscal 2022, regarding assumptions underlying valuation of equity awards.

Name	Grant Date	Grant Date Fair Value of Restricted Stock/Unit Awards	Grant Date Fair Value of Stock Option Awards
Dwight B. Duke	2/1/2021	$18,820	$—
	5/3/2021	$18,814	$—
	5/25/2021	$134,322	$—
Jennifer M. Fritzsche	2/1/2021	$19,343	$—
	5/3/2021	$9,841	$—
	5/25/2021	$134,322	$—
	8/2/2021	$11,426	$—
	11/1/2021	$11,417	$—
Eitan Gertel	5/25/2021	$134,322	$—
Peter T. Pruitt, Jr.	5/25/2021	$134,322	$—
Stephen C. Robinson	12/30/2021	$63,557	$—
Richard K. Sykes	2/1/2021	$23,177	$—
	5/3/2021	$23,155	$—
	5/25/2021	$134,322	$—
	8/2/2021	$24,212	$—
	11/1/2021	$23,813	$—
Laurie J. Thomsen	5/25/2021	$134,322	$—
As of January 29, 2022, each non-employee director had the following aggregate number of outstanding unvested restricted stock units and outstanding unexercised stock options:

Name	Outstanding Unvested Restricted Stock Units	Outstanding Stock Options*
Dwight B. Duke	5,489	7,236
Jennifer M. Fritzsche	2,727	—
Eitan Gertel	5,489	—
Peter T. Pruitt, Jr.	5,489	—
Stephen C. Robinson	684	—
Richard K. Sykes	5,489	—
Laurie J. Thomsen	5,489	—
*    Includes vested and unvested stock options.

24

PROPOSAL 2	Advisory Vote on Executive Compensation

The Board of Directors recommends that shareholders vote FOR the resolution approving, on a non-binding advisory basis, the compensation of the Named Executive Officers.

On an annual basis, the Company provides its shareholders with the opportunity to participate in a non-binding advisory vote to approve the compensation of the Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This proposal, commonly known as a “Say-on-Pay” proposal, gives our shareholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.
The Company’s executive compensation program has been designed to attract, motivate and retain highly performing executives and align the interests of those executives with the long-term interests of the Company’s shareholders. We believe the program also supports the Company’s pay-for-performance principles by placing a substantial amount of total executive compensation, including compensation of the Chief Executive Officer, “at risk” based on the performance of the Company.
The Company seeks to implement and maintain sound compensation governance practices to ensure adherence to its pay-for-performance philosophy while appropriately managing risk and aligning its executive compensation program with the long-term financial interests of shareholders. The Compensation Committee regularly reviews the executive compensation program to ensure alignment with the Company’s business strategies and pay-for-performance philosophy and general market practices.
2021 SAY-ON-PAY ADVISORY VOTE RESULTS

The Company values the opinions of its shareholders and annually submits the compensation of its Named Executive Officers to a non-binding shareholder advisory “Say-on-Pay” vote. At our May 2021 Annual Meeting, approximately 96% of the votes cast on our “Say-on-Pay” proposal were cast for approval of the compensation of our Named Executive Officers. We believe that this indicates strong support for our continued focus on aligning our Named Executive Officer compensation programs with the interests of our shareholders. During fiscal 2022, we continued to focus on pay for performance, “at risk” compensation, supporting the

The Company believes these strong approval results demonstrate a desire by its shareholders that the Company maintain the current objectives and practices of its executive compensation program.

Company’s business goals and strategies while simultaneously discouraging excessive risk taking. On an ongoing basis, the Compensation Committee reviews the executive compensation program to ensure its continued alignment with the Company’s pay-for-performance philosophy and general market practices.

For the reasons highlighted above, and more fully discussed in the “Executive Compensation—Compensation Discussion and Analysis” section (“CD&A”) beginning on page 29 of this Proxy Statement, the Board of Directors unanimously recommends a vote FOR the following resolution:
“RESOLVED, that the shareholders approve the compensation of the Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the accompanying compensation tables and related narrative disclosure in this Proxy Statement.”

This vote is required pursuant to Section 14A of the Exchange Act and is advisory and non-binding; however, the Compensation Committee and our Board will review the voting results and consider shareholder views in connection with the design and implementation of the executive compensation program.

2022 Proxy Statement	25

COMPENSATION HIGHLIGHTS FOR FISCAL YEAR 2022

Overview of Executive Compensation
The Company’s executive compensation program is designed to reward executive officers who contribute to the Company’s sustained growth and successful execution of its strategy and operating plans. Total direct compensation is targeted to be comparable to those companies, including members of the Company’s Peer Group (as defined under “Role of Compensation Consultant and Peer Group Comparison” on page 33 of this Proxy Statement), with which the Company competes for executive talent. The executive compensation program is designed to maintain a strong link between compensation and performance and is comprised of the following compensation elements:
Executive Compensation Program Design

Component	Basic Design	Purpose
Base Salary	•Calibrated with Peer Group market data •Reviewed annually	•Rewards individual for successfully fulfilling core job functions •Takes individual experience, contributions, skills and tenure into account
Benefits	•Provides health, retirement and disability coverage •Same benefits are generally available to all employees	•Provides market competitive benefits to attract and retain key personnel
Annual Incentive Plan
•Determined by assessing the quality of earnings in relation to margin performance and operating cash flow
•Payout is performance-based and dependent upon reaching pre-determined thresholds
•Payable in cash
•Reflects the importance of margin and cash flow discipline •Discourages excessive risk-taking while rewarding for achievement of short-term business goals
Long-Term Equity Incentive Plan
•Provides for equity incentives in form of time-based and performance-based vesting of restricted stock units
•Payout of significant portion of stock is dependent upon performance as measured against pre-determined thresholds
•Granted annually

•Encourages executive stock ownership
•Rewards executives for achievement of long-term goals and business strategies
•Aligns the interests of the executives with the long-term interests of company stockholders

The Compensation Committee considers each pay element individually and all pay elements in aggregate when making decisions regarding amounts that may be awarded under any one of the pay elements.

26

COMPENSATION HIGHLIGHTS FOR FISCAL YEAR 2022
Pay Mix
The following charts illustrate the performance-based nature of the executive compensation program as a percentage of target total direct compensation (which is composed of base salary, target annual cash incentive awards and the grant date fair value of target equity-based incentive awards). For specific target amounts of annual cash incentive awards and equity-based incentive awards, see the Grant of Plan-Based Awards Table on page 47 of this Proxy Statement:
CEO Target Compensation
All Other NEOs Target Compensation
The Compensation Committee sets challenging but realizable performance measures that are earned fully only as a result of exceptional performance. Consistent with the Company’s pay-for-performance philosophy, the Compensation Committee selects financial performance measures under the Company’s annual and long-term incentive plans that support the Company’s short- and long-term business plans and strategies and incent management to focus on creating sustainable shareholder value. The Compensation Committee continually reassesses the performance measures and goals used.

2022 Proxy Statement	27

COMPENSATION HIGHLIGHTS FOR FISCAL YEAR 2022
Key Executive Compensation Practices
To achieve the objectives of our performance-based executive compensation program, the Compensation Committee employs strong governance practices as outlined below.

•Robust stock ownership guidelines for the Chief Executive Officer (five times base annual salary) and non-employee directors (five times annual cash retainer).
•Shareholding requirements for Named Executive Officers (other than the Chief Executive Officer) and key employees.
•Standardized timing of annual equity award grants.
•Executive compensation program designed to discourage excessive risk-taking.

•Compensation Committee retention of an expert independent compensation consultant to benchmark and analyze compensation measures.
•Perquisites and executive benefits limited to Company-paid premiums for term life insurance and long-term disability insurance.
•Annual “Say-on-Pay” vote on the compensation of Named Executive Officers.

WE DO

•Have any single trigger employment agreements for Named Executive Officers.
•Reprice or offer cash buyouts of stock options without shareholder approval and we require one-year minimum vesting period for performance-based awards.
•Offer any golden parachute excise tax gross-ups.
•Have any supplemental health benefit or retirement arrangements for Named Executive Officers.

•Permit vesting of less than one year on any compensation awards that are settled solely with equity.
•Allow stock options to be “discounted” and they may only be granted with an exercise or measurement price that is not lower than the fair market value of the underlying shares on the grant date.
•Permit hedging, pledging or short sales of Company equity securities.

WE DON’T

28

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS
Introduction
This section of the Proxy Statement describes the Company’s performance during fiscal 2022 and provides an overview and analysis of the Company’s executive compensation program during that period. It discusses the Company’s compensation principles and objectives, compensation-setting process, major elements of compensation paid under this program and other related Company policies. It also reviews the actions taken by the Compensation Committee.
During fiscal 2022, the Company’s Named Executive Officers were:

Steven E. Nielsen	H. Andrew DeFerrari	Daniel S. Peyovich	Scott P. Horton	Ryan F. Urness

President and Chief Executive Officer	Senior Vice President, Chief Financial Officer and Treasurer	Executive Vice President and Chief Operating Officer	Vice President and Chief Human Resources Officer	Vice President, General Counsel and Secretary
The Compensation Committee establishes the Company’s overall executive compensation philosophy and oversees the executive compensation program in accordance with its charter. This charter is available on the Company’s website at www.dycomind.com.
Compensation Principles
Our executive compensation program is aligned with our business strategy and our culture and is designed to attract and retain top talent, reward performance and maximize shareholder value. Our holistic view of performance considers the individual’s ability to deliver business results, their leadership skills, their business experience and their ability to execute the Company’s strategic goals. Our total compensation program for the Named Executive Officers is highly performance-based and competitive in the marketplace, with Company performance determining a significant portion of total compensation. Our strategy is designed to attract and retain top talent, reward performance and maximize shareholder value. The executive compensation program is designed to maintain a strong link between compensation and performance and is intended to achieve the following objectives:
•Shareholder Value. Support the Company’s business goals and strategies by incenting profitable growth and increasing shareholder value;
•Shareholder Alignment. Align the interests of the Named Executive Officers with the long-term interests of shareholders;
•Market Competitive. Attract, retain and motivate highly performing executives who drive business and financial performance with market competitive compensation and benefits;
•Pay-for-Performance. Link significant portions of executive compensation to the achievement of performance goals established by the Compensation Committee for the annual incentive plan and for performance-vesting restricted stock units granted under the equity incentive plan;
•Stock Ownership of Executives. Promote Company stock ownership via stock holding requirements and stock ownership guidelines; and
•Mitigate Risks. Discourage excessive risk-taking while encouraging the taking of appropriate risks necessary to execute the Company’s business strategies.

2022 Proxy Statement	29

EXECUTIVE COMPENSATION
As discussed below, overall levels of executive compensation are established based on an assessment of the Company’s performance as a whole. Individual executive compensation is determined based on an assessment of the experience, skills and performance of each Named Executive Officer, as well as the compensation levels of comparable positions in the Peer Group and general market practices. The relative compensation of individual Named Executive Officers reflects the different roles, responsibilities and performance of each of the Named Executive Officers, as compared to comparable positions in the Peer Group with which the Company competes for talent.
Compensation and Risk
The Compensation Committee continually evaluates and monitors the risks and effectiveness associated with the Company’s compensation principles and the structure of its executive compensation program. The Compensation Committee encourages the taking of appropriate business risks to execute the Company’s strategy and goals while balancing against promoting excessive risk-taking. With respect to the core elements of compensation:
•Base salary provides a fixed level of compensation irrespective of Company performance and, therefore, does not encourage risk-taking.
•Annual cash incentives are designed to reward achievement of short-term performance objectives. Undue risk is mitigated through a combination of plan design and policies which place a cap on the maximum annual cash incentive available to the Chief Executive Officer, the Chief Operating Officer and other Named Executive Officers.
•Long-term equity-based compensation is administered in a number of ways to mitigate risk:
•The executive compensation program is designed to deliver a significant portion of an executive’s compensation in the form of long-term incentive opportunities which focus the executive on maximizing long-term shareholder value and overall financial performance.
•Performance vesting restricted stock units are only paid out if the Company achieves certain pre-established performance goals that are important drivers of long-term performance, and the maximum number of performance units that may be paid out with respect to an annual performance period or a three-year performance period is capped.
•The Company has established stock ownership guidelines for the Chief Executive Officer and non-employee directors. Other Named Executive Officers are subject to shareholding requirements with respect to time vesting equity awards granted under the Company’s equity plans.
•Named Executive Officers must obtain approval from the Company’s General Counsel before the purchase or sale of any shares of Company common stock, including those purchased or sold during any window of time where trading is permitted. Requiring approval ensures that executives are unable to use non-public information for personal benefit.
The Compensation Committee reviewed and discussed the findings of this risk evaluation with management and believes that the executive compensation program does not motivate employees to take risks that are reasonably likely to have a material adverse effect on the Company.

30

EXECUTIVE COMPENSATION
Objectives and Elements of Our Compensation Program
Pay Is “At Risk” and Aligned with Performance
The executive compensation program is designed to support the Company’s pay-for-performance principles. “At risk” compensation includes annual cash incentive and equity-based awards through which the performance of the Company and the individual executive is recognized.
Annual cash incentive awards under the annual incentive plan and performance vesting restricted stock units under the equity incentive plans are performance-based awards and represent “at-risk” compensation because they require minimum levels of performance against the Company’s strategic goals and operating plans for any payout to occur.
The following charts illustrate the performance-based nature of the executive compensation program as a percentage of target total direct compensation, which is composed of the fiscal 2022 approved base salary, target annual cash incentive awards and the grant date fair value of target equity-based incentive awards. For target amounts of annual cash incentive awards and equity-based incentive awards, see the Grant of Plan-Based Awards Table on page 47 of this Proxy Statement:
CEO Target Compensation
All Other NEOs Target Compensation
The mix of compensation elements for Mr. Nielsen and Mr. Peyovich differs from those of the other Named Executive Officers. Mr. Nielsen’s and Mr. Peyovich’ target mix is designed to place more of their compensation at risk to reflect the greater level of responsibility they have for the Company’s overall performance and strategic execution.
For fiscal 2022, the annual cash incentive award was targeted at 115% of base salary for Mr. Nielsen and 80% of base salary for Mr. Peyovich. Mr. Nielsen’s and Mr. Peyovich's equity-based incentive awards consisted of time vesting restricted stock units, performance vesting restricted stock units and time vesting stock options. The equity incentives for fiscal 2022 for the other Named Executive Officers consisted of time vesting restricted stock units and performance vesting restricted stock units.

2022 Proxy Statement	31

EXECUTIVE COMPENSATION
For fiscal 2022, the annual cash incentive award range for Mr. DeFerrari, Mr. Horton and Mr. Urness was as follows:

H. Andrew DeFerrari	Scott P. Horton

Ryan F. Urness

In order to achieve its objectives, the Compensation Committee has designed the executive compensation program utilizing three major pay elements:

Base salary	Cash	Provides a fixed amount of cash compensation for performing day-today responsibilities and successfully fulfilling core job functions. The Compensation Committee reviews base salary annually and periodically approves increases based on a review of Peer Group and general market practices and a Named Executive Officer’s level of responsibility, experience, skills and contributions and individual performance.

Annual incentive compensation	Cash	Provides the opportunity for annual cash incentive awards for achieving short-term financial performance goals that align with the Company’s business strategy based upon the quality of earnings in relation to margin performance and cash flow. The Compensation Committee sets award opportunities as a percentage of base salary.

Long-term equity-based incentive compensation	Equity	Provides for long-term incentive awards in the form of performance vesting restricted stock units and time vesting stock options. Performance vesting restricted stock units are earned based on achieving long-term internal performance goals and the satisfaction of service vesting conditions. Stock options align incentives of the executives with those of the Company’s shareholders because stock options have value only if the Company’s stock price increases from the date of the grant. The Company also grants time vesting restricted stock units that are earned based on the satisfaction of service vesting conditions. Awards are payable in Company common stock and aligns the interest of executives with the long-term interests of the Company’s shareholders.

The Compensation Committee considers each pay element individually and all pay elements in aggregate when making decisions regarding amounts that may be awarded under any one of the pay elements.
Determining Performance Measures
The Compensation Committee sets challenging but realizable performance measures that are fully earned only as a result of exceptional performance. As part of our pay-for-performance philosophy, if targets and pre-determined goals are not fully met, payouts may be reduced or not paid. Consistent with the Company’s pay-for-performance philosophy, the Compensation Committee selects financial performance measures under the annual and long-term incentive plans that support the Company’s short- and long-term business plans and strategies and incent management to focus on actions that create sustainable shareholder value. In setting targets for the short- and long-term performance measures, the Compensation Committee considers the Company’s annual and long-term business goals and strategies and certain other factors, including the Company’s projected operating environment and economic and industry conditions. The Compensation Committee recognizes that performance goals will change over time to reflect market practices and evolving business priorities. Accordingly, the Compensation Committee continually reassesses the performance measures and goals used.

32

EXECUTIVE COMPENSATION
Role of the Compensation Committee
The Compensation Committee oversees the design of the executive compensation program and is responsible for adopting and periodically reviewing the Company’s executive compensation philosophy, strategy and principles, as well as overseeing the administration of the program. Each year, the Compensation Committee reviews our executive compensation program to ensure it continues to reflect the Company’s commitment to align the objectives and rewards of our executive officers with the creation of value for our shareholders. The compensation program has been designed to reinforce the Company's pay-for-performance philosophy by delivering total compensation that motivates and rewards short-and long-term financial performance to maximize shareholder value and to be externally competitive to attract and retain top executive talent. The Compensation Committee also annually reviews the individual performance of the Named Executive Officers and approves their compensation. Decisions with respect to determining the amount and form of compensation for the Named Executive Officers are based on the methodology described below.
The Compensation Committee, together with management and the Compensation Consultant, prepare and review detailed information regarding historic base salaries and actual compensation payouts, both cash and equity, under the Company’s incentive plans. The overall purpose of this information is to present, in a comprehensive fashion, all of the elements of actual and potential future compensation that may be payable to the Named Executive Officers. This information assists the Compensation Committee in analyzing both the individual and mix of elements of compensation and the total amount of actual and potential future compensation for a particular performance year. In connection with setting compensation for the Named Executive Officers for fiscal 2022, the Compensation Committee met with management and the Compensation Committee’s independent Compensation Consultant and reviewed the design of the executive compensation program and the suitability of individual compensation targets and awards.
The Compensation Committee also reviews information regarding the Peer Group, as well as other compensation data, provided by the Compensation Consultant, as described below. The Compensation Committee considers the following factors in setting the target total direct compensation for each Named Executive Officer:
•the individual responsibilities, skills, experience, tenure and achievements of the Named Executive Officers and their potential contributions to Company performance;
•recommendations from senior management (other than for the Chief Executive Officer); and
•the alignment of the Named Executive Officer’s compensation with the executive compensation program’s overall objectives and the interests of the shareholders.
In addition to its responsibilities with respect to executive compensation, the Compensation Committee reviews and makes recommendations to the Board of Directors as to the form and amount of compensation of the Company’s non-employee directors.
The Compensation Committee retains the flexibility and discretion to set target total direct compensation levels for the Named Executive Officers at, above or below the median of comparable positions in the Peer Group to recognize factors such as market conditions, job responsibilities, performance, experience, skills, and ongoing or potential contributions to the Company.
Role of Compensation Consultant and Peer Group Comparison
The Compensation Committee has the authority under its charter to hire outside advisors to provide it with information as needed in making compensation decisions. The Compensation Consultant advised the Compensation Committee in connection with setting compensation for the Named Executive Officers and the Company’s non-employee directors for fiscal 2022. The Compensation Consultant does not provide any other services to the Company.
The executive compensation program seeks to provide a mix of target total direct compensation that is aligned with the program’s pay-for-performance principles and is competitive with compensation provided by a peer group of selected publicly traded companies. In determining executive compensation, the Compensation Committee considers a number of factors, including data provided by the Compensation Consultant on such peer group of companies, as well as each Named Executive Officer’s performance and experience.
The Compensation Committee, together with the Compensation Consultant, periodically reviews the composition of the Peer Group and updates the Peer Group based on available market information when appropriate. The companies in the Peer Group were selected because, in the judgment of the Compensation Committee, such companies, when taken as a whole, represent companies with which the Company competes for executive talent. Market data for the Peer Group was size-adjusted using a common statistical technique, “regression analysis,” to remove significant variability between raw data points, and to construct market pay levels commensurate with the Company’s annual revenues.

2022 Proxy Statement	33

EXECUTIVE COMPENSATION
The Compensation Committee reviewed and updated the Peer Group in late fiscal 2021 to ensure the Peer Group continued to represent companies that would provide the Company with relevant Peer Group data based on their current size, industry, revenue and market capitalization. For fiscal 2022, the updated Peer Group consisted of the following 18 companies from the specialty construction and engineering services industry (the “Peer Group”):
Peer Group

ABM Industries, Inc.	Granite Construction, Inc.	Oceaneering International, Inc.
Aegion Corporation	IES Holdings, Inc.	Primoris Services Corp.
Archrock, Inc.	KBR, Inc.	Quanta Services, Inc.
Clean Harbors, Inc.	MasTec, Inc.	Sterling Construction Co., Inc.
Comfort Systems USA, Inc.	MYR Group, Inc.	Tetra Tech, Inc.
Emcor Group, Inc.	NOV, Inc.	Tutor Perini Corporation

In addition, the Compensation Consultant periodically conducts a competitive market positioning review as the Compensation Committee determines is needed. The most recent competitive market positioning review was prepared in February 2021. In years that the Compensation Committee does not commission a review, it establishes compensation targets for the Named Executive Officers by utilizing the prior year’s compensation amounts, generally making adjustments to those amounts for movements in market compensation levels based on a variety of third-party industry surveys, as well as the Compensation Consultant’s own proprietary information.
Peer Group data constituted one of several factors that the Compensation Committee considered in making compensation decisions for fiscal 2022. Other significant factors considered by the Compensation Committee in the evaluation and decision-making process included overall business and industry conditions, the impact of Covid-19, the general economic environment, the Company’s strategic business objectives, as well as the individual responsibilities, past performance, experience, skills and tenure and achievements of each Named Executive Officer and his expectations for future performance.
In February 2022, the Compensation Consultant provided information to the Compensation Committee regarding its independence under the rules of the SEC and the listing standards of the NYSE. The Compensation Committee concluded that no conflict of interest exists that would prevent the Compensation Consultant from independently representing the Compensation Committee.
Role of Executive Officers
The Chief Executive Officer, in consultation with the Compensation Committee, establishes the strategic direction of the executive compensation program. In the first quarter of each fiscal year, the Chief Executive Officer meets with the Compensation Committee to discuss the prior year’s financial results and to evaluate the performance of the other Named Executive Officers. This evaluation, together with the Compensation Committee’s own judgment, taking into account the results of the most recent competitive market positioning review, is used to determine the individual compensation of those Named Executive Officers. The Compensation Committee is responsible for evaluating the Chief Executive Officer’s performance and is solely responsible for setting the level and elements of his compensation. The Chief Executive Officer is not present when the Compensation Committee discusses and determines his compensation.

34

EXECUTIVE COMPENSATION
Core Pay Elements of the Executive Compensation Program
The Compensation Committee considers each pay element under the executive compensation program individually and in aggregate when making decisions regarding amounts that may be awarded to Named Executive Officers.
Base Salaries
Named Executive Officers are provided with a base salary which recognizes the value of the executive’s skills, tenure, experience, prior record of achievement, and importance to the Company. Base salary levels are set to attract and retain quality executives, to provide a fixed base of cash compensation and to recognize the challenges and varied skill requirements of different positions.
Base salaries are reviewed at the beginning of each fiscal period and from time to time in connection with a change in the executive’s responsibility. In making his recommendation to the Compensation Committee, the Chief Executive Officer reviews the performance of the other Named Executive Officers, market compensation levels for comparable positions, the succession planning strategies of the Company, the annual salary budget and the overall financial health and performance of the Company. The Compensation Committee reviews the Chief Executive Officer’s recommendations and together with its own judgments, sets base salaries relative to the recommendations. The Compensation Committee utilizes a formal study of market compensation levels prepared by the Compensation Consultant in order to evaluate the executives’ base salaries and the Chief Executive Officer’s recommendations.
The Compensation Committee directly sets the base salary for the Chief Executive Officer. The Compensation Committee does so through an evaluation of the performance of the Chief Executive Officer, including an assessment of his contribution to the development of the Company's culture of ethics and compliance. This process includes a formal survey by all of the Company’s non-employee directors. The survey is conducted annually and augmented by informal communications from the Company’s non-employee directors to the Compensation Committee. In addition, the Compensation Committee evaluates market compensation levels as set forth in the independent compensation consultant’s most recent study and other relevant information. All Named Executive Officers received a 4.0% increase to their base salaries in fiscal 2022 to reflect their performance for the prior year and for, among other reasons, retention purposes. In January 2021, Mr. Peyovich's base salary was initially set at $625,000 upon his appointment as the Company's Executive Vice President of Operations. His base salary was increased on May 25, 2021 when he was appointed as the Company's Executive Vice President and Chief Operating Officer, immediately following the retirement of the Company's former Executive Vice President and Chief Operating Officer. This increase was intended to reflect his increased role and responsibilities with the Company.
During the salary review in February and March 2021 for all Named Executive Officers below (except for Mr. Peyovich whose salary was increased in May 2021 in connection with his appointment as the Company's Executive Vice President and Chief Operating Officer), the Compensation Committee recommended, based on the factors described above, and the Board approved, the following base salaries for the Named Executive Officers:

Named Executive Officer	Fiscal 2022 Base Salary	% Change From Prior Year
Steven E. Nielsen	$1,092,000	4%
H. Andrew DeFerrari	$557,000	4%
Daniel S. Peyovich(1)	$650,000	4%
Scott P. Horton	$401,700	4%
Ryan F. Urness	$476,684	4%
(1)Mr. Peyovich joined the Company on January 6, 2021 and was appointed as the Company's Executive Vice President and Chief Operating Officer on May 25, 2021, immediately following the retirement of the Company's former Executive Vice President and Chief Operating Officer. In connection with his appointment in May 2021, Mr. Peyovich's base salary was increased from $625,000 to $650,000 to reflect his increased role and responsibilities with the Company.

2022 Proxy Statement	35

EXECUTIVE COMPENSATION
Performance-Based Annual Cash Incentives
The Compensation Committee grants to Named Executive Officers the opportunity to earn an annual cash incentive award that recognizes and rewards individual performance which meaningfully enhances the operations of the Company during a fiscal year. Awards are designed to communicate to an executive that good performance and the execution of business goals and strategies are recognized and valued. The Company’s “pay-for-performance” philosophy for such awards is simple and applies to all employees who are eligible to share in the Company’s success through incentive bonuses: if we exceed our financial objectives, we will pay more; if we fail to reach them, we will pay less or nothing at all. Furthermore, the Compensation Committee believes annual cash incentive awards strongly encourage an executive to continuously improve his or her efforts in delivering annual results that are aligned with the Company’s long-term goals.
Annual Incentive Plan—Chief Executive Officer and Chief Operating Officer
Annual cash incentive award opportunities for the Chief Executive Officer and the Chief Operating Officer are determined under the Company’s annual incentive plan. These incentive compensation opportunities were determined based upon performance goals established by the Compensation Committee at the beginning of fiscal 2022.
In March 2021, the Compensation Committee established the fiscal 2022 performance measures under the annual incentive plan for Mr. Nielsen. Mr. Peyovich's fiscal 2022 performance measures were established in May 2021 when he was appointed as the Company's Executive Vice President and Chief Operating Officer, immediately following the retirement of the Company's former Executive Vice President and Chief Operating Officer at the conclusion of the 2021 Annual Meeting of Shareholders. The categories of performance measures for Mr. Nielsen and Mr. Peyovich, for fiscal 2022 were unchanged from those established under the annual incentive plan for fiscal 2021. Awards paid under the plan are designed to be “at-risk” depending upon the performance of the Company and, accordingly, have exhibited significant variability from year to year. For fiscal 2022, the Compensation Committee modified the threshold percentage of contract revenues used to evaluate earnings quality and modified the pre-established payout percentages (as further explained below). Operating cash flow also excludes payments made to a customer to obtain a new contract or extend or modify an existing contract. Over the period from fiscal 2015 through fiscal 2022, the annual cash incentive award to the Chief Executive Officer has ranged from approximately 41% to 210% of base salary, averaging approximately 124% of base salary, and the annual cash incentive award for the Chief Operating Officer has ranged from approximately 33% to 170% of base salary, averaging approximately 104% of base salary.
The terms of the annual incentive plan provide that the Compensation Committee shall adjust the performance goals and the award opportunities (either up or down) during a plan year if the Compensation Committee determines that external changes or other unanticipated business conditions have materially affected the fairness of the goals and have unduly influenced the Company’s ability to meet them. No such adjustments were made in fiscal 2022.
As described in more detail below, for fiscal 2022, the annual incentive cash award opportunity under the annual incentive plan consisted of two parts:
•Part 1: A determination based on the operating earnings, contract revenues and cash flows of the Company.
•Part 2: A determination based on the Compensation Committee’s consideration of the payout level under Part 1 of the plan, as well as the Compensation Committee’s consideration of other financial and non-financial performance factors.
Fiscal 2022 Annual Incentive Award Determination
The following table sets forth the range of potential award payouts and the total determined payouts for Mr. Nielsen and Mr. Peyovich under Parts 1 and 2 of the annual incentive plan for fiscal 2022:

	Target Award as Percentage of Base Salary	Range of Potential Payout			Determined Payout	Determined Award as Percentage of Target	Determined Award as Percentage of Base Salary
Name		Minimum	Target	Maximum
Steven E. Nielsen(1)	115%	$0	$1,255,800	$2,511,600	$750,000	60%	69%
Daniel S. Peyovich	80%	$0	$513,385	$1,026,770	$313,735	61%	49%
(1)Mr. Nielsen would not earn an award under Part 1 of the annual incentive plan if the award, as calculated under the established performance goals, was less than 10% of his base salary earned for fiscal 2022.
The determined payouts for Mr. Nielsen and Mr. Peyovich are set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 46 of this Proxy Statement.

36

EXECUTIVE COMPENSATION
Part 1 of Annual Incentive Plan
The payout for Mr. Nielsen and Mr. Peyovich under Part 1 of the plan was determined by evaluating the earnings quality for fiscal 2022 in relation to operating margin performance against a pre-established threshold percentage of 2.0% of contract revenues to reflect the projected operating environment for fiscal 2022. Each year, the Compensation Committee reviews the Company’s prior year performance, together with the forecasted financial results for the current fiscal year, and adjusts the threshold percentage of contract revenues in a manner that is anticipated to be challenging, yet achievable. This threshold percentage has historically ranged from 1% to 4%. The threshold percentage of contract revenues used to evaluate earnings quality for fiscal 2022 was set at 2.0% from the 1.0% threshold percentage that had been established for fiscal 2021, to reflect the forecasted financial results associated with fiscal 2022.
The performance goals established by the Compensation Committee for fiscal 2022 applied a pre-established payout percentage described below to the Company’s operating earnings (before asset impairments, annual incentive plan compensation, amounts associated with the extinguishment of debt or modification or termination of debt-related agreements, the after-tax impact of amounts attributable to changes to the Company’s capital structure (debt or equity), the impact of certain accounting charges and amounts for amortization of debt discount) (“Operating Earnings”) above a pre-established threshold percentage of contract revenues. The pre-established payout percentage varies as a function of the Company’s cash flow ratio, which is measured as the ratio of operating cash flow to net income before asset impairments, annual incentive plan compensation for the individual, amounts associated with changes to the Company’s capital structure (debt or equity), including premium or other amounts associated with the extinguishment, modification or termination of debt and debt-related agreements and amounts associated with the issuance of new debt or equity instruments, payments made to a customer to obtain a new contract or extend or modify an existing contract, and amounts for amortization of debt discount. For purposes of determining net income before asset impairments and annual incentive plan compensation for the individual only, (i) the provision for income taxes excludes any impact of the application of FASB Accounting Standards Update No. 2016-09; and (ii) the impact on the Company’s income taxes resulting from the re-measurement of certain assets and liabilities under Tax Reform is also excluded.
Each fiscal year, the Compensation Committee reviews each of the elements included in the annual incentive plan and sets performance goals that reflect the Compensation Committee’s assessment of the Company’s earnings potential, projected operating environment and the general economic climate. Accordingly, performance goals may vary from year to year in order to ensure that an appropriate base level of performance is achieved before any award is paid out, subject to the discretion of the Compensation Committee as described above. This review also ensures that the annual incentive plan performs as designed and incents superior performance aligned with achieving the Company’s strategic goals and operating plans.
As part of its review for fiscal 2022, the Compensation Committee reviewed both the levels of the Company’s cash flow ratio and the pre-established payout percentages to appropriately reflect the Company’s projected operating environment and its impact on working capital. For fiscal 2022, the Compensation Committee did not modify the Company’s cash flow ratio but did adjust the pre-established payout percentages to increase them for each of Mr. Nielsen and Mr. Peyovich based upon expectations for fiscal 2022. The Compensation Committee determined that these modifications were necessary to ensure that the payout level under Part 1 continued to incent the plan participants for superior performance.
For fiscal 2022, the range of pre-established payout percentages was as follows:

	Pre-established Payout Percentage of Eligible Operating Earnings Above Threshold Contract Revenues
Cash Flow Ratio(1)	Steven E. Nielsen	Daniel S. Peyovich
less than or equal to 0.25	0.50%	0.29%
0.50	0.81%	0.38%
1.00	1.12%	0.47%
greater than or equal to 2.00	1.70%	0.72%
(1)Results between 0.25 and 0.50, 0.50 and 1.00, and 1.00 and 2.00 are interpolated between the nearest two payout percentages based on the actual cash flow ratio achieved.
The use of a threshold amount of contract revenues ensures that the Company’s performance exceeds a pre-established base level before any award is earned. Thus, under Part 1 of the plan, no incentive award is earned unless a base level of annual performance has been achieved. The reliance on cash flow and earnings measures in determining the payout amount reflects the importance to the Company of both operating margins and cash flow discipline.
The fiscal 2022 performance goals were structured so that acceptable margins without solid cash flows would have resulted in only a partial award payment, while solid cash flows absent acceptable margins would have resulted in no award payment at all. Once the threshold percentage is achieved, only incremental cash flows and incremental Operating Earnings generate an increase to the award payout. The use of both Operating Earnings and cash flow as performance measures ensures that only high-quality earnings and operating cash flow discipline result in the payout of awards, as both income statement and balance sheet performance is required.

2022 Proxy Statement	37

EXECUTIVE COMPENSATION
As a result of the Company’s annual performance for fiscal 2022, Operating Earnings were above the threshold contract revenues and the payout ratio percentage and cash flow ratios were exceeded applicable to each of Mr. Nielsen and Mr. Peyovich.
Following the completion of audited financial results for fiscal 2022, the Compensation Committee certified the level achieved of the performance goals. The following table sets forth the results achieved against the performance goals and the determined payouts for Mr. Nielsen and Mr. Peyovich under Part 1:

					Determined Payout under Part 1
Name	Eligible Operating Earnings Above Threshold Contract Revenues Attained	Percentage of Maximum Amount Attained	Cash Flow Ratio	Payout Ratio Percentage	Maximum Payout as a Percentage of Base Salary(1)	Determined Payout as a Percentage of Base Salary(1)	Determined Payout
Steven E. Nielsen(1)	$8,358,914	7.7%	4.886	1.70%	170%	13%	$142,102
Daniel S. Peyovich	$7,922,649	7.4%	4.904	0.72%	120%	9%	$57,043
(1)Mr. Nielsen would not earn an award under Part 1 if the award, as calculated under the established performance goals, was less than 10% of his fiscal 2022 base salary. For fiscal 2022, shows incentive compensation awards under the annual incentive plan and bonuses, in each case as preliminarily determined by the Compensation Committee subject to discretionary adjustment.
Part 2 of Annual Incentive Plan
The Compensation Committee initially considers the payout level under Part 1 of the plan when determining whether Mr. Nielsen and Mr. Peyovich should be awarded a payout under Part 2 of the plan. The Compensation Committee, in its discretion, then considers other financial, non-financial performance and individual performance factors to determine whether the payout level under Part 2 should deviate from the payout level under Part 1 of the plan.
For fiscal 2022, the maximum payout as a percentage of base salary available under Part 2 of the plan was 60.0% for Mr. Nielsen and 40.0% for Mr. Peyovich.
In making its decisions with respect to the amount to be paid to Mr. Nielsen and Mr. Peyovich under Part 2 for fiscal 2022, the Compensation Committee considered the payout level under Part 1 of the plan and determined that in a challenging year for the Company, non-financial and individual performance factors warranted a deviation from the payout level determined by Part 1 of the plan. As a result, the Compensation Committee determined that Mr. Nielsen and Mr. Peyovich should be awarded the maximum payout under Part 2 of the plan.
The following table sets forth the amounts determined for Mr. Nielsen and Mr. Peyovich under Part 2:

		Determined Payout under Part 2
Name	Percentage of Maximum Amount Attained	Determined Payout as a Percentage of Base Salary	Determined Award Payout
Steven E. Nielsen	92.8%	55.7%	$607,898
Daniel S. Peyovich	100.0%	40.0%	$256,692
Discretionary Cash Award—Chief Operating Officer
Following a review of the Part 1 and Part 2 annual incentive plan payouts, the Compensation Committee determined that an additional discretionary cash award in the amount of $36,265 was warranted for Mr. Peyovich. The Committee supported the award of this additional discretionary amount in light of Mr. Peyovich's strong performance during fiscal 2022, during which he successfully transitioned into the role of Executive Vice President and Chief Operating Officer and made significant contributions in guiding the Company’s response to operational challenges posed by the Covid-19 pandemic and an unpredictable economic environment.
Annual Cash Incentive Awards—Named Executive Officers other than Chief Executive Officer and Chief Operating Officer
Each fiscal year, the Chief Executive Officer prepares a recommendation to the Compensation Committee regarding annual cash incentive awards for each of the other Named Executive Officers, other than the Chief Operating Officer. References under this subheading to other Named Executive Officers exclude the Chief Executive Officer and the Chief Operating Officer.

38

EXECUTIVE COMPENSATION
The Chief Executive Officer’s recommendations result from a two-step analysis. First, the overall financial performance of the Company is evaluated in order to determine the appropriate level of total annual cash incentive awards for all eligible employees, including the other Named Executive Officers. Second, the Chief Executive Officer evaluates the individual performance of the other Named Executive Officers against ranges of annual award opportunities that were established at the beginning of the fiscal year and correspond to minimum and maximum percentages of base salary earned for the fiscal period. The purpose of this process is to ensure that individual awards reflect an appropriate balance between the overall financial performance of the Company and the individual executive’s performance.
The Chief Executive Officer presents his evaluation of the individual performance of the other Named Executive Officers and his recommendations regarding the annual cash incentive compensation for each of those officers to the Compensation Committee during the first quarter of the following fiscal year. Within the overall context of the financial performance of the Company, this evaluation depends on an overall analysis, including subjective elements, of the effectiveness of the individual executive and his or her ability to meet Company expectations.
After reviewing the recommendations of the Chief Executive Officer, the Company’s financial performance for fiscal 2022 and the individual performances of each of Mr. DeFerrari, Mr. Horton and Mr. Urness, the Compensation Committee determined the cash incentive awards set forth below for fiscal 2022.
•Mr. DeFerrari was awarded $278,500, or 50% of his fiscal 2022 base salary, compared to $500,000, or 93% of his base salary for fiscal year 2021. This amount reflected Mr. DeFerrari’s continued leadership and management of the Company’s financial function.
•Mr. Horton was awarded $145,000, or 36% of his fiscal 2022 base salary, compared to $265,000, or 69% of his base salary for fiscal year 2021. This amount reflected Mr. Horton’s contributions to the Company’s Human Resources function.
•Mr. Urness was awarded $210,000, or 44% of his fiscal 2022 base salary, compared to $375,000, or 82% of his base salary for fiscal year 2021. This amount reflected Mr. Urness’ continued leadership and management of the Company’s strategic legal issues.
The annual incentive awards paid to each of the other Named Executive Officers is set forth in the “Bonus” column of the Summary Compensation Table on page 46 of this Proxy Statement.
Long-Term Equity-Based Compensation
During fiscal 2022, Named Executive Officers were eligible to receive grants of long-term equity-based compensation awards under the Company’s 2012 Long-Term Incentive Plan. Equity-based awards made to the Named Executive Officers have historically consisted of time vesting restricted stock units, performance-based restricted stock units and time vesting stock options. Each year, the Compensation Committee determines which mix of equity-based instruments will best achieve the objectives of the executive compensation program.
In making this determination, the Compensation Committee takes into consideration key business priorities, Peer Group trends, potential shareholder dilution, general business and industry conditions, the general economic environment, the Company’s strategic business objectives and each Named Executive Officer’s experience, skills and potential contributions to Company performance. Using these factors, the Compensation Committee sets meaningful objectives for the Company’s annual performance goals. In addition, the Compensation Committee considers the long-term incentive value of the equity-based awards to the Named Executive Officers as balanced against the corresponding compensation expense to the Company. As a result, this allocation of equity-based instruments may vary from year to year because of changes to one or more of the foregoing factors.
The Compensation Committee granted long-term equity awards to the Named Executive Officers in March 2021 and intends to consider making grants of long-term equity awards each March. While the Compensation Committee does not use a fixed percentage or formula, it generally targets the aggregate value of such long-term equity awards to the median of comparable positions in the Peer Group. For Named Executive Officers other than the Chief Executive Officer, individual long-term equity awards are recommended by the Chief Executive Officer for consideration and approval by the Compensation Committee. In limited instances, long-term equity awards may also be granted to recognize outstanding performance during the year or at the initiation of employment for newly hired key executives. During fiscal 2022, no equity awards were made to the Named Executive Officers outside of the Company’s regular equity grant cycle in March 2021, except for an equity grant of time vesting restricted stock units, which was made to Mr. Peyovich in June 2021 in connection with his appointment as the Company's Executive Vice President and Chief Operating Officer.

2022 Proxy Statement	39

EXECUTIVE COMPENSATION
For fiscal 2022, the Compensation Committee determined that a 40%, 40% and 20% allocation among performance vesting restricted stock units, time vesting stock options and time vesting restricted stock units (based on the grant date values provided to the Compensation Committee by the Compensation Consultant) would be appropriate for long-term equity awards to be granted to the Chief Executive Officer and the Chief Operating Officer. The Compensation Committee determined this allocation was appropriate for the Chief Executive Officer and Chief Operating Officer to properly incentivize their performance for fiscal 2022 and to reward their contributions to Company performance. Also, in connection with the commencement of his employment, Mr. Peyovich was awarded a one-time grant of time vesting restricted stock units with an aggregate fair value equal to $250,000 based upon the closing price of the Company’s common stock on June 1, 2021, 25% of which will vest annually on each of the four anniversaries of the grant date, subject to Mr. Peyovich’s continued employment with the Company.
In March 2021, the Compensation Committee also determined that a 25% allocation of time vesting restricted stock units and 75% allocation of performance vesting restricted stock units would be appropriate for the other Named Executive Officers, including Messrs. DeFerrari, Horton and Urness. The Compensation Committee determined this allocation was appropriate for retaining these executive officers and rewarding their contributions to Company performance.
The Compensation Committee’s usual practice in determining the number of performance vesting restricted stock units, time vesting restricted stock units and stock options to be awarded to the Named Executive Officers, is to use the average closing price of the Company’s common stock on the New York Stock Exchange for the 45-day trading period ending on the second trading day prior to the applicable date of grant; provided that the 45-day average may not be more than 5% above or below the actual stock price at the end of such 45-day period. This methodology generally reduced the risk that short-term movements in the Company’s stock price could positively or negatively impact the determination of the number of units or options to be awarded.
Performance-Vesting Restricted Stock Units
Performance-vesting restricted stock units focus on long-term operational performance, which creates shareholder value, while stock options and time vesting restricted stock units emphasize the Company’s commitment to shareholder return. These grants are designed to align the interests of our executives with those of shareholders by encouraging executives to enhance the value of the Company and, hence, the price of the Company’s stock. Furthermore, these long-term equity awards contain vesting provisions that require continuous service over multiple years and thereby promote executive retention. Except with respect to certain terminations following a change of control of the Company, continued employment at the time of vesting generally is required with respect to long-term equity awards.
On March 29, 2021, the Compensation Committee granted performance-vesting restricted stock units to each of the Named Executive Officers in line with the Company’s pay-for-performance goals. These performance-vesting restricted stock units vest in three annual installments on each of March 30, 2022, March 30, 2023 and March 30, 2024, subject to the Company achieving annual pre-tax income and operating cash flow goals (the “Annual Goals”) pre-established by the Compensation Committee for the applicable four-quarter period (a “Performance Year”) ending on the last day of fiscal 2021, 2022 and 2023, respectively, consistent with the performance measurement period for outstanding performance vesting restricted stock units granted previously. We believe the use of annual operating performance goals demonstrates our commitment to pay-for-performance objectives as it keeps our executives focused on delivering results year-over-year that are aligned with enhancing shareholder value. As discussed below, in addition to the performance units earned when Annual Goals are met, each year the Named Executive Officers have the opportunity to earn supplemental restricted stock units if the Company achieves cumulative qualifying earnings and operating cash flow ratio goals based on the previous three applicable four-quarter periods (the “Three-Year Goals”). Upon the satisfaction of the relevant vesting requirements discussed below, each performance-vesting restricted stock unit is settled for one share of Company common stock.
The awards of performance-vesting restricted stock units granted to the Named Executive Officers for fiscal 2022 totaled $3,142,594 in aggregate share value, based on the grant date fair value as of March 29, 2021. The Named Executive Officers received the following percentages of their respective base salaries in the form of performance vesting restricted stock units: Mr. Nielsen, 107%; Mr. DeFerrari, 152%; Mr. Peyovich, 53%; Mr. Horton, 73% and Mr. Urness, 102%.

40

EXECUTIVE COMPENSATION
For the annual performance unit awards granted in fiscal 2022 to vest, the Company’s operating earnings with respect to the performance awards (before asset impairments, performance unit compensation, amounts recorded for changes to the Company’s capital structure (debt or equity), including premium or other amounts associated with the extinguishment, modification or termination of debt and debt-related agreements, and amounts associated with the issuance of new debt or equity instruments, and the impact of certain accounting charges and amounts for amortization of debt discount) (the “Performance Awards Operating Earnings”) for the relevant Performance Year must exceed certain pre-established targets, which are set forth as a percentage of contract revenue. If Performance Awards Operating Earnings exceed the pre-established threshold target, the potential annual payout is determined based upon the ratio of operating cash flow to qualifying net income that is achieved for the relevant Performance Year. The components of the Annual Goals and the potential vesting percentage and annual payout of performance-vesting restricted stock units are set forth in the following table:

Performance Year Qualifying Performance Awards Operating Earnings	Potential Vesting Percentage(1)	Performance Year Ratio of Operating Cash Flow to Qualifying Net Income(2)	Award Payout Percentage
2.5% or less of Contract revenue	None	Less than 0.25	75%
5.0% or more of Contract revenue	100%	1.0 or greater	100%
(1)For qualifying Performance Awards Operating Earnings between 2.5% and 5.0% of contract revenue, the percentage of the potential award vesting is interpolated between 0% and 100%.
(2)For cash flow ratios between 0.25 and 1.0, the percentage of the potential award vesting is interpolated between 75% and 100%.
Due to the vesting requirements and the general uncertainty regarding the economy and Covid-19, including the industry in which the Company operates, the likelihood that the pre-established targets described above will be achieved may vary greatly from year to year. The use of a threshold amount ensures that performance exceeded a pre-established base level before any award is earned. The reliance on earnings and cash flow measures in determining the level of vesting reflects the importance to the Company of both operating margins and cash flows. Similar to the annual incentive plan, no award is earned absent acceptable margins and the level of award is reduced if the pre-established cash flow ratio is not met. The Compensation Committee believes that performance targets are set at a level consistent with superior performance.
If the Three-Year Goals are achieved, the Named Executive Officers will each vest in additional restricted stock units of up to 100% of the number of performance units vesting in that year upon the satisfaction of the relevant Annual Goals. Vesting of these supplemental units occurs only if cumulative Performance Awards Operating Earnings for the previous three applicable four-quarter periods exceed certain pre-established targets, which are set forth as a percentage of contract revenue for the previous three applicable four-quarter periods. No supplemental units will vest if the cash flow ratio does not equal or exceed 0.50, in each case over the same cumulative three-applicable four-quarter periods.
The components of the Three-Year Goals for fiscal 2022 and the potential payout of performance units are set forth in the following table:

Cumulative Qualifying Earnings for the Applicable Three-Year Period	Potential Vesting Percentage(1)	Cumulative Ratio of Operating Cash Flow to Qualifying Net Income for the Applicable Three-Year Period(2)	Supplemental Payout Percentage
5.0% or less of Contract revenue	None	Less than 0.50	0%
10% of Contract revenue or greater	100%	1.0 or greater	100%
(1)For qualifying earnings between 5.0% and 10% contract revenue, the percentage of the potential award vesting is interpolated between 0% and 100%.
(2)For cash flow ratios between 0.50 and 1.0, the percentage of the potential award vesting is interpolated between 0% and 100%.
Supplemental units are only earned when the Annual Goals are met. Consequently, strong prior performance does not ensure vesting if unaccompanied by current performance. The three-year performance required to earn supplemental units is more difficult to achieve than that required to earn an annual target award and is based on the Company’s three-year cumulative Performance Awards Operating Earnings (adjusted as described above) as a percentage of contract revenue and three-year cumulative operating cash flow performance attained. The performance measures selected, operating margin and cash flow, require both income statement and balance sheet performance on a three-year cumulative basis. These performance measures provide that good margins without acceptable cash flows result in reduced vesting of the annual awards or the elimination of vesting of any supplemental awards, while acceptable cash flows absent acceptable margins result in no vesting.
Information regarding the fair market value and target number of performance-vesting restricted stock units granted to the Named Executive Officers for fiscal 2022 is set forth in the Grant of Plan-Based Awards Table on page 47 of this Proxy Statement.

2022 Proxy Statement	41

EXECUTIVE COMPENSATION
Determination of Annual Awards
The Named Executive Officers (other than Mr. Peyovich, whose employment commenced on January 6, 2021), were each granted awards of performance vesting restricted stock units for fiscal 2020. No performance vesting restricted stock units were granted for fiscal 2021 due to the volatility of the Company's stock as a result of the Covid-19 pandemic, except for Mr. Nielsen who was granted performance vesting restricted stock units for fiscal 2021 to reflect his increased responsibility for the Company's overall performance and strategic execution.
Based on the Company’s performance for fiscal year 2022, the Named Executive Officers will vest in the following percentages of their respective target annual awards with respect to their fiscal 2022, 2021 and 2020 grants of performance vesting restricted stock, as applicable:

Name	Year of Award	Percentage of Contract Revenue Attained	Ratio of Operating Cash Flow to Qualifying Net Income Attained	Percentage of Target Annual Performance Units Attained	Number of Annual Performance Units Vested
Steven E. Nielsen	Fiscal 2022	2.19%	6.55x	—%	0
	Fiscal 2021	2.19%	6.55x	59.35%	6,483
	Fiscal 2020	2.19%	6.55x	—%	0
H. Andrew DeFerrari	Fiscal 2022	2.19%	6.55x	—%	0
	Fiscal 2021	N/A	N/A	N/A	N/A
	Fiscal 2020	2.19%	6.55x	—%	0
Daniel S. Peyovich	Fiscal 2022	2.19%	6.55x	—%	0
	Fiscal 2021	N/A	N/A	N/A	N/A
	Fiscal 2020	2.19%	6.55x	—%	0
Scott P. Horton	Fiscal 2022	2.19%	6.55x	—%	0
	Fiscal 2021	N/A	N/A	N/A	N/A
	Fiscal 2020	2.19%	6.55x	—%	0
Ryan F. Urness	Fiscal 2022	2.19%	6.55x	—%	0
	Fiscal 2021	N/A	N/A	N/A	N/A
	Fiscal 2020	2.19%	6.55x	—%	0
Determination of Three-Year Awards
Based on the Company’s performance for each of fiscal 2022, 2021 and 2020, the Named Executive Officers (other than Messrs. DeFerrari, Peyovich, Horton and Urness who did not receive a grant of performance vesting restricted stock in fiscal 2021 due to the market volatility caused by the Covid-19 pandemic), will vest in the following percentages of their respective three-year awards with respect to their fiscal 2022, 2021 and fiscal 2020 grants of performance vesting restricted stock, as applicable:

Name	Year of Award	Percentage of Cumulative Qualifying Earnings Attained	Cumulative Ratio of Operating Cash Flow to Qualifying Net Income Attained	Percentage of Target Supplemental Units Attained	Number of Supplemental Units Vested
Steven E. Nielsen	Fiscal 2022	2.80%	3.72x	—%	0
	Fiscal 2021	2.80%	3.72x	—%	0
	Fiscal 2020	2.80%	3.72x	—%	0
H. Andrew DeFerrari	Fiscal 2022	2.80%	3.72x	—%	0
	Fiscal 2021	N/A	N/A	N/A	N/A
	Fiscal 2020	2.80%	3.72x	—%	0
Daniel S. Peyovich	Fiscal 2022	2.80%	3.72x	—%	0
	Fiscal 2021	N/A	N/A	N/A	N/A
Scott P. Horton	Fiscal 2022	2.80%	3.72x	—%	0
	Fiscal 2021	N/A	N/A	N/A	N/A
	Fiscal 2020	2.80%	3.72x	—%	0
Ryan F. Urness	Fiscal 2022	2.80%	3.72x	—%	0
	Fiscal 2021	N/A	N/A	N/A	N/A
	Fiscal 2020	2.80%	3.72x	—%	0

42

EXECUTIVE COMPENSATION
Stock Options
Stock options align employees’ incentives with those of the Company’s shareholders because stock options have value only if the Company’s stock price increases from the date of grant. Stock options also inherently reward performance, as it is the Company’s performance over an extended period that causes the value of its common stock, and the value of the stock options, to increase.
In March 2021, the Compensation Committee granted time vesting stock options having an aggregate grant date value of approximately $1,555,939 based on the Black-Scholes model valuation to the Chief Executive Officer and the Chief Operating Officer at an exercise price equal to the closing price of the underlying Company common stock on the date of grant. The value of the individual stock option grant received by Mr. Nielsen and Mr. Peyovich was approximately 109% and 56% of their base salaries for fiscal 2022, respectively. No stock options were granted to Mr. DeFerrari, Mr. Horton or Mr. Urness for fiscal 2022.
Information regarding stock options awarded during fiscal 2022 is shown in the Grant of Plan-Based Awards Table on page 47 of this Proxy Statement.
Time Vesting Restricted Stock Units
A time vesting restricted stock unit is designed to enhance retention of the Named Executive Officers by rewarding continued employment, as terminating employment generally results in the forfeiture of the unvested awards. This retention effect is further enhanced if the price of the Company’s common stock increases.
Because the value of time vesting restricted stock units increases as the market value of the Company’s common stock increases, time vesting restricted stock units also incent award recipients to drive performance that leads to improvement in the market value of the Company’s common stock. The shares of common stock received by the Named Executive Officers (other than the Chief Executive Officer) upon vesting of the time vesting restricted stock units are subject to shareholding requirements. See “Stock Ownership Guidelines for the Chief Executive Officer” and “Shareholding Requirements” beginning on page 44 of this Proxy Statement.
In March 2021, the Compensation Committee granted time vesting restricted stock units having an aggregate grant date value of approximately $1,555,087 to the Named Executive Officers. The value of these individual grants was approximately 54% of Mr. Nielsen’s base salary, 51% of Mr. DeFerrari’s base salary, 66% of Mr. Peyovich’s base salary, 24% of Mr. Horton's salary and 34% of Mr. Urness’ base salary for fiscal 2022.
Information regarding the fair value and the number of time-vesting restricted stock units that the Named Executive Officers were granted during fiscal 2022 is shown in the Grant of Plan-Based Awards Table on page 47 of this Proxy Statement.
Other Benefits
The Company provides a range of retirement and health and welfare benefits that are designed to assist in attracting and retaining employees and to reflect general industry competitive practices. The Named Executive Officers are eligible for the following benefits:
401(k) Plan
The Company maintains a tax qualified defined contribution retirement plan (the “401(k) Plan”) that covers substantially all salaried and hourly employees. Each of the Named Executive Officers participates in the 401(k) Plan. Participants may contribute up to 75% of their compensation on a before-tax basis into their 401(k) Plan accounts, subject to statutory limits. In addition, the Company matches an amount equal to 30% for each dollar contributed by participants on the first 5% of their eligible earnings. For fiscal 2022, the prescribed annual limit was $19,500. The Compensation Committee believes that providing a vehicle for tax-deferred retirement savings through our 401(k) Plan, and making matching contributions adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our executive officers, in accordance with the Company’s compensation policies.
Health and Welfare Plans
Benefits for active employees such as medical, dental, vision, life insurance and disability coverage are available to substantially all salaried and hourly employees through the Company’s flexible benefits plan. Employees contribute to the cost of the benefits plan by paying a portion of the premium costs.
Named Executive Officers participate in the medical, dental and vision plans on terms identical with those afforded all other employees. In addition, the Company provides certain key employees, including the Named Executive Officers, with additional life insurance and disability coverage at no cost to the individual. The amount paid on behalf of the Named Executive Officers is set forth in the “All Other Compensation” column of the Summary Compensation Table on page 46 of this Proxy Statement.

2022 Proxy Statement	43

EXECUTIVE COMPENSATION
Perquisites and Executive Benefits
The Company provides executive officers, including the Named Executive Officers, with limited perquisites and executive benefits, namely, premiums paid by the Company for group term life insurance and long-term disability insurance. As described above, the Company also provides matching contributions to the 401(k) Plan on the same basis as those matching contributions made for all other employees of the Company. The Compensation Committee periodically reviews the perquisites provided to the Company’s executive officers under the executive compensation program.
Severance and Change of Control Benefits
Messrs. Nielsen, DeFerrari, Peyovich, Horton and Urness are provided with severance benefits under individual arrangements negotiated with the Company. The Company provides for the payment of severance benefits to these executives upon certain types of employment terminations both prior to and following a change of control. The terms and payment amounts reflect the Compensation Committee’s determination of competitive practices at those companies that the Company competes with for executive talent at the time the arrangements were entered into and were based, in part, on market information provided by its independent compensation consultant. The terms of the individual arrangements are described below under “Employment and Separation Agreements” beginning on page 54 of this Proxy Statement, and a calculation of the estimated severance benefits that would be payable to each executive under their respective arrangements upon the occurrence of certain events, is set forth under the Potential Payments Upon Termination of Employment or Change of Control table beginning on page 52 of this Proxy Statement.
Stock Ownership Guidelines for the Chief Executive Officer
The Board of Directors has established stock ownership guidelines for the Chief Executive Officer and the non-employee directors to further align their economic interests with those of the Company’s shareholders. The stock ownership guidelines for the non-employee directors are further described under “Board of Directors and Corporate Governance Information—Board Practices, Policies and Processes—Shareholding Requirements and Stock Ownership Guidelines for Non-Employee Directors” on page 18 of this Proxy Statement. Under these guidelines, stock ownership includes shares (including time vesting restricted stock units) owned directly or held in trust by an individual. The guidelines do not include shares that an individual has the right to acquire through stock options, performance vesting restricted stock or performance vesting restricted stock units. The guidelines require share ownership expressed as a number of shares of Company common stock that approximates a value of five times the Chief Executive Officer’s annual base salary as of the Effective Date. The Chief Executive Officer generally is expected to comply with the stock ownership guidelines within five years of becoming subject to the guidelines.
After the Effective Date, the number of shares expected to be owned by an individual initially appointed to the position of Chief Executive Officer shall be determined based on the value of a share of common stock of the Company on the date of his or her appointment and his or her annual base salary as of that date.
The Chief Executive Officer is required to retain 50% of the net after-tax time vesting restricted stock or time vesting restricted stock units he or she acquires under the Company’s equity plans until the applicable threshold is achieved. Once achieved, ownership of the guideline amounts must be maintained for as long as the Chief Executive Officer is subject to these guidelines.
The Board of Directors periodically reviews the stock ownership guidelines and updates them as required. As of January 29, 2022, Mr. Nielsen held a total of approximately 682,543 shares of the Company’s common stock under the guidelines and exceeded the stock ownership threshold requirement of 101,812 shares.
Prohibition on Hedging, Pledging and Short Sales
As further described under “Prohibition of Hedging or Pledging of Company Stock by Non-Employee Directors and Executive Officers” on page 19 of this Proxy Statement, no member of the Company’s Board of Directors, officers or other employee of the Company, or consultant or contractor to the Company, may directly or indirectly participate in transactions involving trading activities that by their nature are aggressive or speculative, or may give rise to an appearance of impropriety. We prohibit such persons from engaging in short sales, pledges or derivative security transactions.

44

EXECUTIVE COMPENSATION
Shareholding Requirements
Named Executive Officers (other than the Chief Executive Officer) and other key employees who receive awards of time vesting restricted stock and time vesting restricted stock units are generally subject to shareholding requirements, which require them to retain a number of shares that vest from certain equity awards on account with the Company’s stock transfer agent in an amount that is equal in value to the recipient’s base salary then in effect. Once that threshold is reached, the recipient is free to sell shares in excess of that threshold with respect to those equity awards, but must continue to hold those shares required to satisfy the applicable threshold during the term of their employment with the Company.
Reflecting these requirements, as of January 29, 2022, Company employees (other than the Chief Executive Officer) collectively held, on account with the Company’s stock transfer agent, a total of approximately 113,477 shares. As of January 29, 2022, all of the Named Executive Officers had either exceeded their respective goals or are expected to make satisfactory progress towards achieving their goals during fiscal 2023.
The table below presents the number of shares held individually by the Named Executive Officers (other than the Chief Executive Officer) pursuant to this shareholding requirement, as well as the total number of shares held individually by the Named Executive Officers (other than the Chief Executive Officer), in each case, as of January 29, 2022:

Name	Number of Shares Held Pursuant to Shareholding Requirement as of January 29, 2022	Total Number of Shares Held as of January 20, 2022
Daniel S. Peyovich(1)	0	3,106
H. Andrew DeFerrari	13,510	147,169
Scott P. Horton	1,151	4,128
Ryan F. Urness	1,575	6,217
(1)Mr. Peyovich commenced his employment with the Company on January 6, 2021. As such, he has vested in only one grant of time vesting restricted stock as of January 29, 2022, which was not subject to the 50% withholding requirement due to it being a one-time initial sign-on grant made in connection with the commencement of his employment.
Compensation Committee Interlocks and Insider Participation
Dwight B. Duke, Eitan Gertel, Peter T. Pruitt, Jr. and Richard K. Sykes are members of the Compensation Committee. No member of the Compensation Committee is a current or former officer or employee of the Company. In addition, there are no compensation committee interlocks between the Company and other entities involving the Company’s executive officers and the members of the Board of Directors who serve as executive officers of those other entities.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the preceding Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for fiscal 2022.
The foregoing report has been furnished on behalf of the Board of Directors by the undersigned members of the Compensation Committee.
Compensation Committee
Dwight B. Duke, Chair
Eitan Gertel
Peter T. Pruitt, Jr.
Richard K. Sykes

2022 Proxy Statement	45

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
The following table sets forth the compensation of our Chief Executive Officer, Chief Financial Officer and the next three highest paid individuals serving as executive officers on January 29, 2022.

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards(2)(3)(4)	Option Awards(2)	Non-Equity Incentive Plan Compensation(1)	All Other Compensation(5)	Total(6)
Steven E. Nielsen	2022	$1,092,000	$—	$1,760,679	$1,193,495	$750,000	$5,778	$4,801,952
President and Chief Executive Officer	2021	$868,269	$—	$1,231,419	$926,138	$2,205,000	$4,455	$5,235,281
	2020	$1,050,000	$—	$1,435,349	$970,761	$425,610	$5,635	$3,887,356
H. Andrew DeFerrari	2022	$557,000	$278,500	$1,126,685	$—	$—	$3,581	$1,965,766
Senior Vice President, Chief Financial Officer and Treasurer	2021	$491,825	$500,000	$827,007	$—	$—	$4,020	$1,822,852
	2020	$520,000	$145,421	$910,944	$—	$—	$3,657	$1,580,022
Daniel S. Peyovich (7)	2022	$641,731	$486,265	$767,292	$362,444	$313,735	$44,246	$2,615,713
Executive Vice President and Chief Operating Officer	2021	$43,269	$450,000.00	$1,399,534	$—	$—	$276,772	$2,169,575.01
	2020	$—	$—	$—	$—	$—	$—	$—
Scott P. Horton	2022	$401,700	$145,000	$391,857	$—	$—	$2,978	$941,535
Vice President and Chief Human Resources Officer	2021	$386,250	$265,000	$290,558	$—	$—	$—	$941,808
	2020	$375,000	$72,325	$328,012	$—	$—	$4,123	$779,460
Ryan F. Urness	2022	$476,684	$210,000	$651,168	$—	$—	$2,845	$1,340,697
Vice President, General Counsel and Secretary	2021	$420,889	$375,000	$507,099	$—	$—	$3,778	$1,306,766
	2020	$425,000	$105,613	$478,098	$—	$—	$5,909	$1,014,620
(1)For fiscal 2022, shows incentive compensation awards under the Annual Incentive Plan and bonuses, in each case as determined by the Compensation Committee.
(2)Amounts in these columns represent the aggregate grant date fair value of stock and option awards granted during the relevant fiscal years computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation-Stock Compensation (“FASB ASC 718”). These amounts do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards (such as by exercising stock options). For performance-based awards included in the “Stock Awards” column, the grant date fair value assumes that the Company achieves target performance measures for the applicable performance periods rather than the maximum potential value. Please refer to “—Compensation Discussion and Analysis—Long-Term Equity-Based Compensation” beginning on page 39 of this Proxy Statement for a description of the performance vesting restricted stock units, stock options and time vesting restricted stock units (see footnote 3 below for the maximum potential value of the performance vesting restricted stock units). For information on the valuation assumptions used in these computations, see Note 18 to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for fiscal 2022. The terms applicable to the stock awards and the option awards granted for fiscal 2022 are set forth below in the Grant of Plan-Based Awards Table.
(3)The maximum potential grant date fair value for the fiscal 2022 performance vesting restricted stock units in the “Stock Awards” column for Mr. Nielsen was $2,347,572. The number of performance vesting restricted stock units that will vest could be zero, depending on performance over the relevant period. The value realized of any units that vest will depend on the stock price at the time of vesting.
(4)The grant date fair value for the fiscal 2022 time vesting restricted stock units included in the “Stock Awards” column was as follows: Mr. Nielsen — $586,893; Mr. DeFerrari — $281,671; Mr. Peyovich — $425,767; Mr. Horton — $97,943; and Mr. Urness — $162,813. The value realized will depend on the stock price at the time of vesting.
(5)All Other Compensation for fiscal 2022 consists of (i) Company contributions to the Dycom Industries, Inc. Retirement Savings Plan (Mr. Nielsen — $4,386; Mr. DeFerrari — $2,249; Mr. Peyovich — $1,500; Mr. Horton — $1,646; Mr. Urness — $1,513); (ii) premiums paid by the Company for group term life and long-term disability insurance (Mr. Nielsen — $1,392; Mr. DeFerrari — $1,332; Mr. Peyovich — $1,332; Mr. Horton — $1,332; Mr. Urness — $1,332); and (iii) Company reimbursement of relocation expenses (Mr. Peyovich — $41,414).
(6)Represents total of all columns in table.
(7)Mr. Peyovich commenced his employment with the Company on January 6, 2021.

46

EXECUTIVE COMPENSATION
GRANT OF PLAN-BASED AWARDS TABLE
The following table sets forth certain information with respect to grants of restricted stock units and stock options under the 2012 Long-Term Incentive Plan and the potential range of awards that were approved under the Annual Incentive Plan for each of the Named Executive Officers for fiscal 2022.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options(4)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(5)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Steven E. Nielsen	3/29/2021	$109,200	$1,255,800	$2,511,600	—	—	—	—	—	$—	$—
	3/29/2021	$—	$—	$—	—	13,806	27,612	—	—		$1,173,786
	3/29/2021	$—	$—	$—	—	—	—	6,903	—	$—	$586,893
	3/29/2021	$—	$—	$—	—	—	—		23,036	$85.02	$1,193,495
H. Andrew DeFerrari	3/29/2021	$—	$—	$—	—	—	—	3,313	—	$—	$281,671
	3/29/2021	$—	$—	$—	—	9,939	19,878		—	$—	$845,014
Daniel S. Peyovich	3/29/2021	$—	$513,385	$1,026,770	—	—	—		—	$—	$—
	3/29/2021	$—	$—	$—	—	4,017	8,034		—	$—	$341,525
	3/29/2021	$—	$—	$—	—	—	—	2,008	—	$—	$170,720
	3/29/2021	$—	$—	$—	—	—	—		6,702	$85.02	$362,444
Scott P. Horton	3/29/2021	$—	$—	$—	—	—	—	1,152	—	$—	$97,943
	3/29/2021	$—	$—	$—	—	3,457	6,914		—	$—	$293,914
Ryan F. Urness	3/29/2021	$—	$—	$—	—	—	—	1,915	—	$—	$162,813
	3/29/2021	$—	$—	$—	—	5,744	11,488	—	—	$—	$488,355
(1)For fiscal 2022, shows incentive compensation awards under the Annual Incentive Plan and bonuses, in each case as preliminarily determined by the Compensation Committee subject to discretionary adjustment.
(2)Represents performance vesting restricted stock units (“PRSUs”) awarded in fiscal 2022 under the Company’s 2012 Long-Term Incentive Plan. The PRSUs vest in three substantially equal annual installments commencing on or about the anniversary of the date of grant, subject to meeting certain one-year performance measures. The Named Executive Officers also have an opportunity to vest in supplemental units if the Company satisfies certain three-year performance measures. The relevant one- and three-year performance periods will end on the last day of each of fiscal 2022, fiscal 2023 and fiscal 2024.
(3)Represents time vesting restricted stock units (“TRSUs”) granted under the Company’s 2012 Long-Term Incentive Plan. The TRSUs generally vest in four equal annual installments commencing on the anniversary date of the grant.
(4)Represents stock options granted under the Company’s 2012 Long-Term Incentive Plan. The stock options vest in four equal annual installments commencing on the anniversary of the date of the grant.
(5)The amounts in this column do not represent amounts that Named Executive Officers received or are entitled to receive. As required by SEC rules, this column represents the grant date fair value of PRSUs at target amounts, TRSUs, and stock options granted to the Named Executive Officers during fiscal 2022. The grant date fair value is the amount that the Company will recognize in its financial statements over the award’s vesting schedule, subject to any forfeitures. For PRSUs, the Company will recognize expense only to the extent performance measures are achieved. The grant date fair value was determined under FASB ASC 718. See Note 18 to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for fiscal 2022 regarding assumptions underlying valuation of equity awards.

2022 Proxy Statement	47

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS TABLE
The following table sets forth certain information with respect to all outstanding equity awards held by each of the Named Executive Officers as of January 29, 2022.

		Option Awards(1)				Stock Awards(2)
Name	Date of Grant	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units that Have Not Vested		Market Value of Shares or Units that Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested		Equity Incentive Plan Awards: Market Value or Payout of Unearned Shares, Units, or Other Rights that Have Not Vested
Steven E. Nielsen	12/13/2013	42,056	—	$27.14	12/13/2023
	12/12/2014	53,117	—	$31.46	12/12/2024
	12/14/2015	20,953	—	$78.20	12/14/2025
	12/14/2016	21,611	—	$78.46	12/14/2026
	10/02/2017	10,674	—	$85.15	10/2/2027
	03/26/2018	13,515	4,505	$106.19	3/26/2028
	03/26/2018					1,101	(3)	$93,068
	03/29/2019	19,638	19,638	$45.94	3/29/2029
	03/29/2019					5,143	(4)	$434,738
	03/29/2019								6,987	(5)	$590,611
	03/27/2020	15,825	47,478	$25.15	3/27/2030
	03/27/2020					12,146	(6)	$1,026,701
	03/27/2020								21,846	(7)	$1,846,642
	03/29/2021		23,036	$85.00	3/29/1931
	03/29/2021					6,903	(10)	$583,511
	03/29/2021								13,806	(11)	$1,167,021
H. Andrew DeFerrari	03/26/2018					537	(3)	$45,393
	03/26/2018
	03/29/2019					2,444	(4)	$206,591
	03/29/2019								4,981	(5)	$421,044
	03/27/2020					24,663	(6)	$2,084,763
	03/29/2021					3,313	(10)	$280,048
	03/29/2021								9,939	(11)	$840,144
Daniel S. Peyovich	01/06/2021		6,702	$85.02	1/6/2031
	01/06/2021					12,406	(8)	$1,048,679
	03/29/2021					2,008	(10)	$169,736
	03/29/2021								4,017	(11)	$339,557
	06/01/2021					3,337	(12)	$282,077
Scott P. Horton	03/29/2019					880	(4)	$74,386
	03/29/2019								1,794	(5)	$151,647
	03/27/2020					8,665	(6)	$732,452
	03/29/2021					1,152	(10)	$97,379
	03/29/2021								3,457	(11)	$292,220
Ryan F. Urness	10/29/2018					743	(9)	$62,806
	03/29/2019					1,248	(4)	$105,493
	03/29/2019								2,637	(5)	$222,906
	03/27/2020					15,123	(6)	$1,278,347
	03/29/2021					1,915	(10)	$161,875
	03/29/2021								5,744	(11)	$485,540

48

EXECUTIVE COMPENSATION
(1)Options vest ratably in four annual installments commencing on the first anniversary of the date of grant. All exercisable options are fully vested.
(2)The dollar value in the “Stock Awards” columns was determined using a share price of $84.53, the closing price of a share of the Company’s common stock on the New York Stock Exchange at January 28, 2022.
(3)On March 26, 2018, Messrs. Nielsen, and DeFerrari were granted $4,402, and $2,146 TRSUs, respectively, which vest ratably in four annual installments commencing on March 30, 2019.
(4)On March 29, 2019, Messrs. Nielsen, DeFerrari, Horton, and Urness were granted $10,285, $4,888, $1,760, and $2,496 TRSUs, respectively, which vest ratably in four annual installments commencing on March 30, 2020.
(5)On March 29, 2019, Messrs. Nielsen, DeFerrari, Horton, and Urness were granted $20,959, $14,941, $5,380, and $7,911 PRSUs, respectively. The PRSUs vest in three equal annual installments commencing on March 30, 2020, subject to meeting certain performance targets. In accordance with Item 402(d)(2) of Regulation S-K, the amount set forth in the preceding table is based on achieving target performance goals, which is 100% of the target awards subject to the performance periods ending on the last day of fiscal 2022.
(6)On March 27, 2020, Messrs. Nielsen, DeFerrari, Horton, and Urness were granted $16,194, $32,883, $11,553 and $20,163 TRSUs, respectively, which vest ratably in four annual installments commencing on March 30, 2021.
(7)On March 27, 2020, Mr. Nielsen was granted $32,769 PRSUs, respectively. The PRSUs vest in three equal annual installments commencing on March 30, 2021, subject to meeting certain performance targets. In accordance with Item 402(d)(2) of Regulation S-K, the amount set forth in the preceding table is based on achieving target performance goals, which is 100% of the target awards subject to the performance periods ending on the last day of fiscal 2022 and 2023.
(8)On January 6, 2021, Mr. Peyovich was granted $16,541 TRSUs, which vest ratably in four annual installments commencing on January 6, 2022.
(9)On October 29, 2018, Mr. Urness was granted $2,970 TRSUs, which vest ratably in four annual installments commencing on October 29, 2019.
(10)On March 29, 2021, Messrs. Nielsen, DeFerrari, Peyovich, Horton, and Urness were granted $6,903, $3,313, $2,008, $1,152, and $1,915 TRSUs, respectively, which vest ratably in four annual installments commencing on March 30, 2022.
(11)On March 29, 2021, Messrs. Nielsen, DeFerrari, Peyovich, Horton, and Urness were granted $13,806, $9,939, $4,017, $3,457, and $5,744 PRSUs, respectively. The PRSUs vest in three equal annual installments commencing on March 30, 2022, subject to meeting certain performance targets. In accordance with Item 402(d)(2) of Regulation S-K, the amount set forth in the preceding table is based on achieving target performance goals, which is 100% of the target awards subject to the performance periods ending on the last day of fiscal 2022, 2023 and 2024.
(12)On June 6, 2021, Mr. Peyovich was granted $3,337 TRSUs, which vest ratably in four annual installments commencing on June 6, 2022.

2022 Proxy Statement	49

EXECUTIVE COMPENSATION
OPTION EXERCISES AND STOCK VESTED TABLE
The following table sets forth certain information with respect to stock options and restricted stock units awarded to the Named Executive Officers that were exercised or vested, respectively, during fiscal 2022.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting
Steven E. Nielsen	3,727	$—	—	—
			23,951	2,036,314	(2)
			724	52,990	(4)
H. Andrew DeFerrari			12,854	1,092,847	(2)
			353	25,836	(4)
Daniel S. Peyovich			4,135	384,555	(6)
Scott P. Horton			4,440	377,489	(2)
			610	43,109	(3)
Ryan F. Urness			6,723	571,589	(2)
			743	60,978	(5)
(1)The amount shown in this column reflects the value realized upon the exercise of vested stock options. The value realized is the difference between the fair market value of the Company’s common stock on the date of exercise and the exercise price of the vested stock option.
(2)Represents restricted stock units that vested on March 30, 2021. The value realized was determined by multiplying the number of shares acquired on vesting by $85.02, the closing price of the Company’s common stock on the vesting date.
(3)Represents restricted stock units that vested on September 4, 2021. The value realized was determined by multiplying the number of shares acquired on vesting by $70.67, the closing price of the Company’s common stock on the vesting date.
(4)Represents restricted stock units that vested on October 2, 2021. The value realized was determined by multiplying the number of shares acquired on vesting by $73.19, the closing price of the Company’s common stock on the vesting date.
(5)Represents restricted stock units that vested on October 29, 2021. The value realized was determined by multiplying the number of shares acquired on vesting by $82.07, the closing price of the Company’s common stock on the vesting date.
(6)Represents restricted stock units that vested on January 6, 2022. The value realized was determined by multiplying the number of shares acquired on vesting by $93.00, the closing price of the Company’s common stock on the vesting date.

50

EXECUTIVE COMPENSATION
CEO PAY RATIO
Pursuant to Item 402(u) of Regulation S-K and Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is required to disclose the ratio of the annual total compensation of its Chief Executive Officer to the annual total compensation of the median employee of the Company (the “Pay Ratio Disclosure”).
For fiscal 2022:
•The median of the annual total compensation for all of the Company’s employees, other than the Chief Executive Officer (the “median employee”) was $54,670.
•The Chief Executive Officer’s annual total compensation was $4,801,952.
Based on this information, our Chief Executive Officer’s annual total compensation is 88 times that of the annual total compensation of the median employee.
To identify our median employee, as well as to determine the annual total compensation of our median employee, the methodology and the material assumptions, adjustments, and estimates used were as follows:
•As of December 31, 2021, the Company’s employee population consisted of approximately 14,805 individuals working at our parent company and consolidated subsidiaries. We included all Company employees, whether employed on a full-time, part-time or temporary basis.
•We selected December 31, 2021, which is a date within the last three months of the end of fiscal 2022, as the determination date for identifying the median employee, based on base salary and overtime paid during the 12-month period ending on that date (the “Determination Period”). This determination date enabled us to efficiently identify the median employee because it was also the date of the final pay period for calendar 2021.
•We annualized the compensation of any employee who was not employed during the entire Determination Period and prorated wages for any temporary employee who did not work throughout the entire Determination Period. We did not make any cost of living adjustments.
•We utilized base salary and overtime for our consistently applied compensation measure because we believe it reasonably reflects the annual compensation of our employees as we do not grant equity awards or bonuses to a large percentage of the employee population.
With respect to our median employee, the Company then identified and calculated the elements of such employee’s compensation for fiscal 2022 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. With respect to the annual total compensation of our Chief Executive Officer, we used the amount reported in the “Total” column of the 2022 Summary Compensation Table included on page 46 of this Proxy Statement.
The Pay Ratio Disclosure presented above is a reasonable estimate. Because the SEC rules for identifying the median employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the Pay Ratio Disclosure reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

2022 Proxy Statement	51

EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL
The Company has entered into certain arrangements that will require it to provide compensation to each of Messrs. Nielsen, DeFerrari, Peyovich, Horton and Urness in the event of certain terminations of employment or a change of control of the Company. The amount of compensation that is potentially payable in each situation is shown in the table below. The amounts assume that a termination of employment and/or change of control event occurred on January 29, 2022 and, where applicable, uses the closing price of a share of the Company’s common stock as of January 29, 2022 ($84.53).
The amounts for Mr. Nielsen, Mr. DeFerrari, Mr. Peyovich, Mr. Horton and Mr. Urness are estimates based only on hypothetical assumptions and do not necessarily reflect the actual amounts that would be paid to each such Named Executive Officer, which would be known only at the time they become eligible for payment. The amounts are in addition to (i) vested or accumulated benefits generally under the Company’s 401(k) plan; (ii) benefits paid by insurance providers under life and disability insurance policies; and (iii) accrued vacation payments.
The following table describes the potential payments upon termination of employment or a change of control of the Company as of January 29, 2022.

Name	Termination of Employment for Cause, Resignation without Good Reason, Disability or Retirement	Termination of Employment without Cause		Resignation for Good Reason		Failure to Renew Employment Agreement at Substantially No Less Terms than Existing Agreements		Change of Control
								Termination without Cause		Resignation for Good Reason
Steven E. Nielsen
Severance	$—	$6,656,610	(1)	$6,656,610	(1)	$2,218,870	(2)	$7,783,480	(3)	$7,783,480	(3)
Stock Options	$—	$—		$—		$—		$—	(4)	$—	(4)
Stock Awards	$—	$—		$—		$—		$5,742,292	(5)	$5,742,292	(5)
Benefits Continuation	$—	$52,694	(6)	$52,694	(6)	$—		$52,694	(6)	$52,694	(6)
H. Andrew DeFerrari
Severance	$—	$1,297,461	(7)	$—		$—		$1,605,434	(8)	$1,605,434	(8)
Stock Options	$—	$—		$—		$—		$—		$—
Stock Awards	$—	$—		$—		$—		$3,877,983	(5)	$3,877,983	(5)
Benefits Continuation	$—	$31,358	(6)	$31,358	(6)	$—		$31,358	(6)	$31,358	(6)
Daniel S. Peyovich
Severance	$—	$2,600,000	(9)	$2,600,000	(9)	$1,300,000	(2)	$3,400,000	(10)	$3,400,000	(10)
Stock Options	$—	$—		$—		$—		$—	(4)	$—	(4)
Stock Awards	$—	$—		$—		$—		$1,840,049	(5)	$1,840,049	(5)
Benefits Continuation	$—	$44,469	(6)	$44,469	(6)	$—		$44,469	(6)	$44,469	(6)
Scott P. Horton
Severance	$—	$903,825	(7)	$—		$—		$1,064,600	(8)	$1,064,600	(8)
Stock Options	$—	$—		$—		$—		$—		$—
Stock Awards	$—	$—		$—		$—		$1,348,084	(5)	$1,348,084	(5)
Benefits Continuation	$—	$32,132	(6)	$32,132	(6)	$—		$32,132	(6)	$32,132	(6)
Ryan F. Urness
Severance	$—	$1,072,539	(7)	$—		$—		$1,302,743	(8)	$1,302,743	(8)
Stock Options	$—	$—		$—		$—		$—		$—
Stock Awards	$—	$—		$—		$—		$2,316,967	(5)	$2,316,967	(5)
Benefits Continuation	$—	$65,545	(6)	$65,545	(6)	$—		$65,545	(6)	$65,545	(6)

52

EXECUTIVE COMPENSATION
(1)Determination of severance is based on three times the sum of (i) the annual salary in effect as of January 30, 2021; plus (ii) the greater of (x) the average amount of the annual incentive pay paid in the last three fiscal years prior to fiscal 2021 or (y) the annual base salary in effect as of January 29, 2022.
(2)Determination of severance is based on one times the sum of (i) the annual base salary in effect as of January 29, 2022; plus (ii) the greater of (x) the average amount of the annual incentive pay paid in the last three fiscal years prior to fiscal 2022 or (y) the annual base salary in effect as of January 29, 2022.
(3)Determination of severance is based on (a) three times the sum of (i) the annual base salary in effect as of January 29, 2022; plus (ii) the greater of (x) the average amount of the annual incentive pay paid in the last three fiscal years prior to fiscal 2022 or (y) the annual base salary in effect as of January 29, 2022; plus (b) a pro-rata incentive pay amount equal to the greater of (x) the average amount of the annual incentive pay paid in the last three fiscal years prior to fiscal 2022 or (y) annual incentive pay that the executive would have earned for fiscal 2022 based on actual performance achieved through the date of his termination, multiplied by (ii) a fraction reflecting the number of days worked during fiscal 2022 as a percentage of 365 days.
(4)Represents all unvested stock options that would vest upon a change of control of the Company. Based on the closing price of a share of the Company’s common stock on January 29, 2022, such stock options would have no intrinsic value.
(5)Represents the outstanding time and performance based restricted stock units on January 29, 2022 using the closing price of the Company’s common stock on January 29, 2022. Performance-based restricted stock units are based on the units that will vest at their target performance levels.
(6)Represents the approximated cost of continuation of group medical benefits and term life insurance for which premiums will be waived during the applicable severance periods. The group medical benefits premium costs are based on the current COBRA rate and the term life insurance premium costs are based on the actual cost of premiums for fiscal 2022.
(7)Determination of severance is based on one and a half times the sum of (i) the annual base salary in effect as of January 29, 2022; plus (ii) the greater of (x) the average amount of the annual incentive pay paid in the last three fiscal years prior to fiscal 2021 or (y) 50% of the annual base salary in effect as of January 29, 2022.
(8)Determination of severance is based on (a) one and a half times the sum of (i) the annual base salary in effect as of January 29, 2022; plus (ii) the greater of (x) the average amount of the annual incentive pay paid in the last three fiscal years prior to fiscal 2022 or (y) 50% of the annual base salary in effect as of January 29, 2022; plus (b) a pro-rata incentive pay amount equal to (i) the greater of (x) the average amount of the annual incentive pay paid in the last three fiscal years prior to fiscal 2022 or (y) annual incentive pay that the executive would have earned for fiscal 2022 based on actual performance achieved through the date of his termination, multiplied by (ii) a fraction reflecting the number of days worked during fiscal 2022 as a percentage of 365 days.
(9)Determination of severance is based on two times the sum of (i) the annual base salary in effect as of January 29, 2022; plus (ii) the greater of (x) the average amount of the annual incentive pay paid in the last three fiscal years prior to fiscal 2022 or (y) the annual base salary in effect as of January 29, 2022.
(10)Determination of severance is based on (a) two times the sum of (i) the annual base salary in effect as of January 29, 2022; plus (ii) the greater of (x) the average amount of the annual incentive pay paid in the last three fiscal years prior to fiscal 2021 or (y) the annual base salary in effect as of January 29, 2022; plus (b) a pro-rata incentive pay amount equal to the greater of (x) the average amount of the annual incentive pay paid in the last three fiscal years prior to fiscal 2022 or (y) the annual incentive pay that the executive would have earned for fiscal 2022 based on actual performance achieved through the date of his termination, multiplied by (ii) a fraction reflecting the number of days worked during fiscal 2022 as a percentage of 365 days.

2022 Proxy Statement	53

EXECUTIVE COMPENSATION
EMPLOYMENT AND SEPARATION AGREEMENTS
Steven E. Nielsen—Employment Agreement
Effective as of May 31, 2020, the Company entered into an employment agreement with Steven E. Nielsen, pursuant to which he serves as our President and Chief Executive Officer of the Company (the “Nielsen Employment Agreement”). The Nielsen Employment Agreement provides for a term of employment that continues until May 31, 2025. If, during the term of the Nielsen Employment Agreement, there is a “Change in Control” (as defined in the Nielsen Employment Agreement) of the Company at any time following May 1, 2018, Mr. Nielsen’s employment under the Nielsen Employment Agreement will be extended through the second anniversary of the Change in Control.
Termination for Cause or Resignation Without Good Reason In the event that Mr. Nielsen resigns his employment with the Company without “Good Reason” or the Company terminates his employment for “Cause” (as such terms are defined in the Nielsen Employment Agreement, Mr. Nielsen will not be entitled to any severance payments, but will receive his respective base salary through the date of termination and any bonus earned, but unpaid, for the year prior to the year in which the termination of employment occurs.
Termination Without Cause or Resignation for Good Reason Prior to a Change of Control If the Company terminates Mr. Nielsen’s employment without Cause or if Mr. Nielsen resigns from employment with the Company for Good Reason prior to a Change in Control (as defined by the Nielsen Employment Agreement), Mr. Nielsen will be entitled to:
•his base salary through the date of termination and any bonus earned, but unpaid, for the year prior to the year in which the termination of employment occurs.
•a cash severance payment equal to three times the sum of: (x) his then annual base salary, plus (y) the greater of (i) the average amount of the annual bonus paid to him during the three fiscal years immediately preceding such termination or resignation or (ii) his target annual bonus. The cash severance payment will be payable in substantially equal monthly installments over the 18-month period following such termination or resignation, provided that any remaining payment will be paid in a lump sum within five days following a Change in Control.
•continued participation in the Company’s health and welfare plans for a period of three years following Mr. Nielsen’s resignation of employment for Good Reason or their termination of employment by the Company without Cause or a cash payment equal to the value of the benefit.
Change of Control In the event the Company terminates Mr. Nielsen’s employment without Cause or Mr. Nielsen resigns employment with the Company for Good Reason following a Change in Control, he will be entitled to:
•his base salary through the date of termination and any bonus earned, but unpaid, for the year prior to the year in which the termination of employment occurs.
•a cash severance payment equal to three times the sum of: (x) his then annual base salary, plus (y) the greater of (i) the average amount of the annual bonus paid to him during the three fiscal years immediately preceding such termination or resignation or (ii) his target annual bonus. The cash severance amount will be payable in a single lump sum within five days following such termination or resignation.
•a pro-rata annual bonus for the year in which such termination or resignation occurs equal to the greater of (i) the average amount of the annual bonus paid to him during the three fiscal years immediately preceding such termination or resignation or (ii) the annual bonus that he would have received based on the actual performance achieved through the date of such termination or resignation. The annual bonus amount will be prorated based upon the number of days worked during the year of such termination or resignation and will be payable in a single lump sum within five days following such termination or resignation.
•continued participation in the Company’s health and welfare plans for a period of three years following his termination or resignation or a cash payment equal to the value of the benefit.
•all outstanding equity awards held by Mr. Nielsen at the time of his respective resignation of employment with the Company for Good Reason or termination of employment by the Company without Cause following a Change in Control will fully and immediately vest and all outstanding performance shares, performance share units or equivalent awards will vest at their target performance levels.

54

EXECUTIVE COMPENSATION
Non-Renewal of Nielsen Employment Agreement If the Company or Mr. Nielsen delivers a final non-renewal notice, Mr. Nielsen’s employment will terminate due to retirement at the end of the one-year notice period (subject to a change in control not occurring during that period). In that event, Mr. Nielsen would be entitled to receive a pro rata annual bonus for the fiscal year of his separation from service based on actual results and payable after performance is certified. In addition, outstanding equity awards held by Mr. Nielsen at the time of his retirement would be treated as follows: (i) performance based full-value awards would continue to vest for two years and be earned based on actual performance measured at the end of the original performance period, (ii) time vesting full-value awards would continue to vest for three years, (iii) stock options would continue to vest on their terms as if Mr. Nielsen did not have a separation from service and remain exercisable until the original expiration date) and (iv) any other equity awards would continue to vest in accordance with their terms. Mr. Nielsen will be subject to customary non-competition and non-solicitation covenants during the continued vesting period. If Mr. Nielsen dies following the date of retirement, all outstanding equity awards at such time, to the extent unvested, would become fully vested, with performance-based awards vesting at target. Mr. Nielsen and his spouse also will continue to participate in the Company’s health plans until such time that Mr. Nielsen is eligible for Medicare (or receive a cash payment in lieu of participation if participation is not permitted).
Restrictive Covenants and Release Mr. Nielsen is subject to a five-year confidentiality covenant and one-year non-competition and non-solicitation covenants. Mr. Nielsen is also subject to an assignment of inventions and developments agreement and severance payments will require a written release of any and all claims against the Company prior to payment. Severance payments will also require a written release of any and all claims against the Company prior to payment.
H. Andrew DeFerrari, Scott P. Horton, Daniel S. Peyovich and Ryan F. Urness—Employment Agreements
The Company has entered into employment agreements with each of H. Andrew DeFerrari, Scott P. Horton, Daniel S. Peyovich and Ryan F. Urness. Mr. DeFerrari’s agreement is effective as of July 23, 2015 (the “DeFerrari Employment Agreement”), Mr. Horton's agreement is effective as of September 4, 2018 (the "Horton Employment Agreement"), Mr. Peyovich’s agreement is effective as of January 6, 2021 (the “Peyovich Employment Agreement”), and Mr. Urness’ agreement is effective as of October 29, 2019 (the “Urness Employment Agreement” and together with the DeFerrari Employment Agreement, the Horton Employment Agreement, and the Peyovich Employment Agreement, the “Officer Employment Agreements”).
The initial term of the DeFerrari Employment Agreement was for one year until July 23, 2016. The initial term of each of the Horton Employment Agreement, the Peyovich Employment Agreement and the Urness Employment Agreement was for three years until, September 4, 2021, January 6, 2024 and October 29, 2021, respectively. Pursuant to the Officer Employment Agreements, the term of employment for each of Mr. DeFerrari, Mr. Horton Mr. Peyovich and Mr. Urness will be automatically extended for additional one-year periods unless either party gives prior notice of nonrenewal. Further, under the Officer Employment Agreements, if there is a “Change in Control” of the Company (as defined in the Officer Employment Agreements), each of Mr. DeFerrari’s, Mr. Horton's, Mr. Peyovich’s and Mr. Urness’ employment will be extended through the second anniversary of the Change in Control.
The Peyovich Employment Agreement also provided for one-time make-whole awards to Mr. Peyovich to replace existing cash and equity awards resulting from his former employment. The cash make-whole award of $900,000 was paid in two installments with one-half paid on the next regularly scheduled payroll date after January 6, 2021, and the remaining portion paid on the next regularly scheduled Company payroll date following the six-month anniversary of the Peyovich Employment Agreement (the “Cash Make-Whole Award”). The one-time equity make-whole award provided that Mr. Peyovich would receive a grant of time-based restricted stock units with an aggregate fair value equal to $1,200,000 based upon the closing price of the Company’s common stock on the trading day immediately preceding the date of grant, 25% of which will vest annually on each of the first four anniversaries of the grant date, subject to Mr. Peyovich’s continued employment on the applicable vesting dates (the “Equity Make-Whole Award”).
Termination for Cause; Resignation for Any Reason; Death and Disability In the event that (i) the Company terminates the employment of Mr. DeFerrari, Mr. Horton, Mr. Peyovich or Mr. Urness for “Cause” (as defined by the Officer Employment Agreements), (ii) Mr. DeFerrari, Mr. Horton, Mr. Peyovich, or Mr. Urness resigns his employment for any reason or (iii) Mr. DeFerrari, Mr. Horton Mr. Peyovich or Mr. Urness dies or becomes disabled, the Company will not have any obligation to pay his base salary or other compensation or to provide him any employee benefits subsequent to the date of his termination or resignation of employment.

2022 Proxy Statement	55

EXECUTIVE COMPENSATION
Termination Without Cause Prior to a Change of Control In the event the Company terminates the employment of Mr. DeFerrari, Mr. Horton, Mr. Peyovich or Mr. Urness without Cause prior to a Change of Control, upon his execution and delivery of a waiver and release of claims, he will become entitled to receive the following payments and benefits, subject to his compliance with non-competition, non-solicitation and confidentiality covenants:
•1.5 times for Mr. DeFerrari, Mr. Horton and Mr. Urness and two times for Mr. Peyovich, the sum of his (i) then base salary plus (ii) the greater of (1) the average bonus amount paid over the three fiscal years immediately preceding the year of termination and (2) 50% of his then base salary in the case of Mr. DeFerrari, Mr. Horton and Mr. Urness, and the target annual bonus for the fiscal year of his separation from service in the case of Mr. Peyovich. The severance amount will be paid over an eighteen (18)-month period.
•continued participation in the Company’s group medical and life insurance plans (including benefits to eligible dependents) or a cash payment equal to the value of the benefits excluded, payable in equal monthly installments until the earlier of (i) 18 months following termination of employment for Mr. DeFerrari, Mr. Horton or Mr. Urness and 24 months following termination of employment for Mr. Peyovich or (ii) Mr. DeFerrari, Mr. Peyovich, Mr. Horton or Mr. Urness obtaining other employment and becoming eligible to participate in the medical and life insurance plans of the new employer.
Change of Control In the event the Company terminates the employment of Mr. DeFerrari, Mr. Horton, Mr. Peyovich or Mr. Urness without Cause or he resigns his employment with the Company for Good Reason on or prior to the second anniversary following the consummation of a Change in Control, upon his execution and delivery of a waiver and release of claims, he will become entitled to receive the following payments and benefits, subject to his compliance with non-competition, non-solicitation and confidentiality covenants:
•the same severance payments and benefits continuation that he would be entitled to receive upon a termination without Cause prior to a Change of Control. Such amounts will be paid in a single-sum payment;
•a pro-rata annual bonus for the year in which such termination or resignation occurs equal to the greater of (i) the average amount of the annual bonus paid to him during the three fiscal years immediately preceding such termination or resignation or (ii) the annual bonus that he would have received based on the actual performance achieved through the date of such termination or resignation. The annual bonus amount will be prorated based upon the number of days worked during the year of such termination or resignation and will be payable in a single lump sum within five days following such termination or resignation; and
•full vesting of all outstanding equity-based awards granted by the Company pursuant to any of the Company’s long-term incentive plans. In addition, all outstanding performance share awards, performance share units and other equivalent awards granted by the Company pursuant to any of the Company’s long-term incentive plans will immediately vest at their respective target performance levels to the extent not already vested.
Restrictive Covenants Each of Mr. DeFerrari, Mr. Horton, Mr. Peyovich and Mr. Urness is subject to a five-year confidentiality covenant and an assignment of inventions and developments agreement. Each of Mr. DeFerrari, Mr. Horton, Mr. Peyovich and Mr. Urness is also subject to non-competition and non-solicitation covenants until the later of the first anniversary of his termination of employment date and, to the extent applicable, the duration of any continued vesting period of any outstanding equity awards held by each of them, but only for so long as the applicable equity award remains unvested. Severance payments will also require a written release of any and all claims against the Company prior to payment.

56

PROPOSAL 3	Ratification of the Appointment of the Independent Auditor

The Board of Directors recommends that you vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal 2023.

GENERAL
PricewaterhouseCoopers LLP has been appointed by the Audit Committee of the Board of Directors to serve as the Company’s independent auditor for fiscal 2023. PricewaterhouseCoopers LLP has served as the Company’s independent auditor since 2014. Shareholder ratification of this appointment is not required by the Company’s Amended and Restated By-laws or otherwise; however, the Board of Directors considers a proposal for shareholders to ratify the appointment to be an opportunity for shareholders to provide direct feedback to the Audit Committee on an important aspect of corporate governance and good corporate practice. If shareholders fail to ratify the appointment, the Audit Committee will consider whether it is appropriate to select another registered independent public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different registered independent public accounting firm at any time during the year if the Audit Committee believes this change would be in the best interest of the Company and its shareholders.
Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting for the purposes of responding to shareholders’ questions and making statements that they consider appropriate.
PRINCIPAL ACCOUNTING FIRM FEES
PricewaterhouseCoopers LLP acted as the Company’s independent auditors for fiscal 2022. The following table represents aggregate fees billed for fiscal 2022, 2021, and 2020 by PricewaterhouseCoopers LLP, our independent registered public accounting firm:

	2022	2021	2020
Audit Fees(1)	$3,015,414	$2,955,321	$3,328,070
Audit-Related Fees(2)	—	—	30,000
Tax Fees(3)	415,000	7,890	34,015
All Other Fees(4)	—	—	—
Total	$3,430,414	$2,963,211	$3,392,085
(1)Audit Fees for each of fiscal 2022, 2021 and 2020 consist of fees and expenses for professional services in connection with the audit of the annual financial statements, reviews of the Company’s quarterly reports filed on Form 10-Q and reviews of registration statements and other periodic filings with the SEC. Amounts also include fees for the audit of the Company’s internal control over financial reporting, as promulgated by Section 404 of the Sarbanes-Oxley Act.
(2)Audit-Related Fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and internal control over financial reporting.
(3)Tax Fees include fees for tax research and tax advice.
(4)All Other Fees are fees for any services not included in the first three categories.
AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND
NON-AUDIT SERVICES
The Company’s independent auditor fee pre-approval policy provides for an annual process through which the Audit Committee evaluates and pre-approves the nature, scope and fees associated with the annual audit of the Company’s financial statements and other audit-related services. The Audit Committee pre-approves all other audit and permissible non-audit services provided by the Company’s independent auditors on a case-by-case basis. These services may include audit services, audit-related services, tax services and other permissible services.

2022 Proxy Statement	57

AUDIT COMMITTEE REPORT

The Audit Committee (the “Committee”) of the Company’s Board of Directors consists of four directors, all of whom meet the independence standards of the NYSE and the applicable rules of the United States Securities and Exchange Commission. The Committee operates in accordance with a written charter adopted by the Board of Directors. The Committee reviews the charter on an ongoing basis and a copy, which has been approved by the Board of Directors, is available on the Company’s website at www.dycomind.com.
The Committee’s primary responsibility is to assist the Board of Directors in fulfilling its responsibility for oversight of (a) the quality and integrity of the Company’s financial statements and related disclosures, internal controls and financial reporting, (b) the Company’s compliance with applicable legal and regulatory requirements, (c) the Company’s independent auditors’ qualifications, independence and performance and (d) the performance of the Company’s internal audit and control functions.
Management has the primary responsibility for preparing the Company’s consolidated financial statements and the overall financial reporting process, including maintaining the Company’s system of internal accounting controls. The Company’s independent auditor, PricewaterhouseCoopers LLP, has the responsibility for auditing the Company’s financial statements and issuing opinions as to the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, and the effectiveness of the Company’s internal control over financial reporting. The Committee monitors and oversees this process.
The Committee reviewed the Company’s audited consolidated financial statements and the results of the audits relating to the Company’s internal control over financial reporting for fiscal 2022 and discussed those matters with management and PricewaterhouseCoopers LLP. During fiscal 2022, the Committee also discussed the interim financial information contained in each quarterly earnings announcement with management and PricewaterhouseCoopers LLP prior to public release. In addition, the Committee regularly discussed with management, the internal auditors and PricewaterhouseCoopers LLP, the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing and the quality of the Company’s financial reporting. The Committee regularly meets separately with management, the Company’s internal auditors and PricewaterhouseCoopers LLP. The Committee reviewed with both PricewaterhouseCoopers LLP and the internal auditors their audit plans, audit scope, and the identification of audit risks. The Committee also discussed with PricewaterhouseCoopers LLP all matters required by Public Company Accounting Oversight Board (United States) Auditing Standard No. 16, “Communications with Audit Committees,” as currently in effect.
As part of the Committee’s oversight responsibilities of the audit process, the Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with PricewaterhouseCoopers LLP any relationships that may impact their objectivity and independence from the Company and from management of the Company.
Based on the aforementioned reviews and discussions, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2022 for filing with the United States Securities and Exchange Commission. The Committee also approved the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for the 2023 fiscal year.
Audit Committee
Peter T. Pruitt, Jr. Chair
Jennifer M. Fritzsche
Eitan Gertel
Laurie J. Thomsen

58

PROPOSAL 4	Approval of an Amendment and Restatement to the Dycom Industries, Inc. 2012 Long-Term Incentive Plan

The Board of Directors recommends that shareholders vote FOR the approval of the amendment and restatement to the Dycom Industries, Inc. 2012 Long-Term Incentive Plan.

Request
The Company is asking shareholders to approve an amendment and restatement to, among other things, increase the number of shares available for issuance under the Dycom Industries, Inc. 2012 Long-Term Incentive Plan (the “2012 Plan”) by 650,000 shares. If the amendment and restatement of the 2012 Plan is not approved by shareholders, the 2012 Plan will continue to operate as previously approved by the shareholders. If the amendment and restatement is approved by shareholders, the number of shares available for issuance under the 2012 Plan will be 1,149,992 as of May 26, 2022. The Company also made other administrative changes, including to remove no longer applicable references to performance-based awards under Section 162(m) of the Internal Revenue Code and minimum statutory withholding. Except for the increase in the number of available shares and these administrative changes, the 2012 Plan, as amended and restated, is substantially identical to the current 2012 Plan.
The Board of Directors has unanimously approved and recommends that shareholders approve such amendment and restatement. This increase in the number of shares would allow sufficient shares to continue to be available under the 2012 Plan for approximately three additional years. The Board of Directors believes that the number of shares that remain available for future issuance will be insufficient to achieve the purposes of the 2012 Plan beyond one to two years (and perhaps a shorter period) unless the additional shares are authorized and approved by shareholders.
Equity Plan Philosophy
Strategic Use of Equity as a Compensation Tool
The Company has a history of strategically using equity compensation to attract, retain, and motivate talented executives and employees essential to the Company’s long-term growth and financial success and to further align their interests with that of the Company’s shareholders. Equity-based awards are highly valued by Company employees, and these awards help keep employees focused on their individual contributions to the Company’s long-term performance. Executive and key employee turnover is low, which, in part, reflects the success and retention value of the long-term equity compensation program. In addition, a significant percentage of equity awards to executive officers are subject to performance-based vesting, which makes long-term compensation sensitive both to the Company’s stock price and operational performance. Moreover, the Company’s executives hold a significant portion of their equity awards for extended periods, thereby ensuring that they have a meaningful stake in future Company performance and aligning their interests with those of long-term shareholders.
The Board of Directors believes that equity compensation is a key tool in incentivizing management to achieve the Company’s plans for growth and improved performance and to execute on the substantial planned capital programs that will benefit the Company’s customers and ultimately, the Company’s shareholders. Furthermore, the Board believes that long term incentive compensation is most effective when delivered via equity, rather than via cash, as offering cash-based incentives could have a significant effect upon the Company’s quarterly results of operations and financial condition.
High Level of Named Executive Officers’ Pay Delivered via Equity
As described in more detail above under the section entitled “Executive Compensation—Compensation Discussion and Analysis” beginning on page 29 of this Proxy Statement, equity compensation, including performance-based equity compensation, makes up a significant portion of overall total direct compensation awarded to the Company’s Chief Executive Officer and Named Executive Officers. The use of equity for a significant portion of the compensation of the Company’s Named Executive Officers aligns their interests with those of the Company’s shareholders, focuses the executives on maximizing long-term shareholder value and overall financial performance, promotes Company stock ownership and discourages excessive risk-taking. Further, the mix of equity grants includes a meaningful portion of performance-based equity, which requires robust long-term performance to earn these awards.

2022 Proxy Statement	59

PROPOSAL 4 - APPROVAL OF AN AMENDMENT AND RESTATEMENT TO THE DYCOM INDUSTRIES, INC. 2012 LONG-TERM INCENTIVE PLAN
Best Practices in Equity Compensation Governance
The 2012 Plan includes several features that are consistent with the interests of shareholders and sound corporate governance practices, including the following:
•No automatic share replenishment or “evergreen” provision. There is no evergreen feature pursuant to which the shares authorized for issuance under the 2012 Plan can be automatically replenished.
•No discounted options. Stock options may not be granted with an exercise or measurement price lower than the fair market value of the underlying shares on the date of grant.
•No repricing of options without shareholder approval. The 2012 Plan prohibits the repricing of stock options or a cash buyout of underwater stock options without prior shareholder approval.
•No liberal share counting or “recycling” of shares. Shares delivered to the Company to purchase shares upon exercise of an award or to satisfy tax withholding obligations will not become available for issuance under the 2012 Plan.
•No liberal change in control definition. Change in control benefits are triggered only by the occurrence, rather than shareholder approval, of a merger or other change in control event.
•Minimum vesting requirement on all awards: There is a one-year minimum vesting requirement on all equity awards.
In addition, as described elsewhere in this Proxy Statement, the Board of Directors has established robust stock ownership guidelines for the Chief Executive Officer (five times base annual salary) and non-employee directors (five times annual cash retainer), as well as shareholding requirements for Named Executive Officers (other than the Chief Executive Officer) and key employees who receive awards of time vesting restricted stock units. The Company also implemented a Clawback Policy, applicable to the Chief Executive Officer and Chief Financial Officer, as further described on Page 19 of this Proxy Statement.
Dilution and Historical Share Usage
Dilution
The Board of Directors evaluated the dilution and existing terms of outstanding awards under the 2012 Plan as it considered whether to request additional shares. As of March 28, 2022, 499,992 shares were reserved for issuance under the 2012 Plan, which represents approximately 1.7% of the Company’s issued and outstanding shares. The Board of Directors believes that this number of shares constitutes reasonable potential equity dilution. The closing price of the Company’s common stock on the New York Stock Exchange on March 28, 2022 was $97.49.
As of March 28, 2022, the following equity awards were outstanding under the 2012 Plan:
•345,091 stock options;
•596,337 time vesting restricted stock units; and
•407,725 performance vesting restricted stock units.
The new shares available for issuance under the 2012 Plan would represent an additional potential equity dilution of approximately 2.2%. As of March 28, 2022, the potential equity dilution for all existing equity plans is approximately 1.9%. Including the proposed additional shares under the 2012 Plan, the potential equity dilution from all equity incentive awards outstanding and available for grant under all of the Company’s existing equity plans would result in a maximum potential equity dilution of approximately 4.0%.

60

PROPOSAL 4 - APPROVAL OF AN AMENDMENT AND RESTATEMENT TO THE DYCOM INDUSTRIES, INC. 2012 LONG-TERM INCENTIVE PLAN
Share Usage
The Board of Directors also considered the Company’s historical gross burn rate (the number of incentive awards granted during a period in proportion to the Company’s outstanding shares), issued equity overhang (outstanding incentive awards in proportion to the Company’s outstanding shares) and total equity overhang (outstanding incentive awards and shares available for future awards in proportion to the Company’s outstanding shares). The Company’s recent and historical burn rates have been below that of the median of the Company’s peers. Specifically, the Company’s burn rates have been as follows:
•Gross burn rate for fiscal 2022 was 1.2%
•Three-year average gross burn rate for the last three fiscal years (fiscal 2020 through fiscal 2022) was 1.8% , calculated as follows:

Fiscal Year	Stock Options Granted	Full-Value Shares (Time Vesting Restricted Stock Units/Performance Vesting Restricted Stock Units) Granted	Common Shares Outstanding	Burn Rate
Fiscal 2022	29,738	335,740	29,612,867	1.2%
Fiscal 2021	63,304	591,249	30,615,167	2.1%
Fiscal 2020	39,276	566,464	31,583,938	1.9%
The Company believes that burn rate is a relevant and objective measure of dilution for shareholders as it seeks to continue existing grant practices going forward. The Company has been very deliberate and generally consistent in its historical use of equity, as shown by the similar burn rate over the last three years, which demonstrates its commitment to being a good steward of shareholder capital. In light of these and other factors, the Board of Directors determined that it was appropriate to increase the number of shares available for issuance under the 2012 Plan by 650,000 shares.
For further information on the Company’s equity plans, see “Equity Compensation Plan Information” on page 66 of this Proxy Statement.
Summary of the Dycom Industries, Inc. 2012 Long-Term Incentive Plan (as amended and restated)
The following is a general description of the material terms of the 2012 Plan. Appendix A to this Proxy Statement contains the complete text of the proposed amended and restated 2012 Plan. Appendix A is incorporated by reference into the following plan summary, which is qualified in its entirety by this reference.
Purposes. The purpose of the 2012 Plan is to attract, retain and motivate key employees and officers of the Company and its subsidiaries, to promote the long-term success of the Company and to increase shareholder value by providing eligible key employees and officers of the Company and its subsidiaries with incentives to contribute to the long-term growth and profitability of the Company.
Eligibility. The Compensation Committee may grant awards under the 2012 Plan to key employees and officers with the potential to contribute to the future success of the Company. Approximately 316 employees, including officers, received awards for fiscal 2022. Non-employee directors of the Board of Directors are not eligible for awards under the 2012 Plan.
Shares Subject to Plan; Maximum Awards. The maximum number of shares authorized under the 2012 Plan is 5,065,00 which represents the 4,415,000 shares authorized for issuance in 2017, plus the 650,000 additional shares that will become available if this proposal is approved by shareholders. As of March 28, 2022, 499,992 shares remained available for issuance from the 4,415,000 authorized share pool. Section 422 of the Code requires, among other things, that the maximum number of incentive stock options awarded to employees must be approved by shareholders in order for the awards to be eligible for treatment as incentive stock options. Accordingly, the maximum number of shares subject to awards (including incentive stock options) that may be granted to any individual during a calendar year is 400,000 shares and the maximum dollar amount with respect to awards denominated in cash is $3,000,000. Shares delivered under the 2012 Plan may be (i) authorized but unissued shares, (ii) treasury shares, (iii) shares purchased on the open market or by private purchase or (iv) any combination thereof.

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PROPOSAL 4 - APPROVAL OF AN AMENDMENT AND RESTATEMENT TO THE DYCOM INDUSTRIES, INC. 2012 LONG-TERM INCENTIVE PLAN
If any shares subject to an award are forfeited, expire unexercised or otherwise terminate without the delivery of shares, then the shares will again be available for award under the 2012 Plan. Shares surrendered for the payment of the exercise price of an award or the withholding of taxes or shares not issued or delivered as a result of the net settlement of an award may not again be made available for grant under the plan. Any awards made and any shares delivered upon the assumption of or in substitution for an award previously granted by an entity acquired by the Company in a corporate transaction will not be counted against shares available for grant under the plan.
Awards. Awards may include: (1) options to purchase Company common stock, including incentive stock options, non-qualified stock options or both; (2) time vesting restricted stock or restricted stock units; (3) performance vesting restricted stock or restricted stock units; or (4) other equity-based or equity-related awards not specifically provided for above.
Minimum Vesting. Except with respect to awards representing no more than 5% of the shares available for issuance under the 2012 Plan, no portion of an award may be scheduled to vest prior to the first anniversary of grant.
Stock Options. The 2012 Plan authorizes the issuance of both incentive stock options, as defined in Section 422 of the Code, and non-qualified stock options. The exercise price or purchase price per common share underlying a stock option will be determined by the Compensation Committee, but may not be less than 100% of the fair market value of a share of common stock on the date of grant. The vesting schedule of a stock option will be determined by the Compensation Committee at the date of grant and set forth in an award document, provided that, subject to the effect of earlier termination or forfeiture, the vesting period shall be not less than three years.
Restricted Stock/RSUs. A restricted stock unit, or RSU, consists of a contractual right to receive one share of Company common stock following the applicable vesting period for no consideration other than the provision of services. Restricted stock represents one share of Company common stock that is transferred to a participant following the applicable vesting period for no consideration other than the provision of services. The vesting schedule of restricted stock or RSUs will be determined by the Compensation Committee at the date of grant and set forth in an award document, provided that, subject to the effect of earlier termination or forfeiture, the vesting period shall be not less than three years.
Performance-Based Awards. The performance goals that may be used by the Compensation Committee for performance-based awards will be based on the financial goals and quantifiable non-financial goals set forth below. The performance period applicable to a Performance-Based Award may not be less than one year.

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PROPOSAL 4 - APPROVAL OF AN AMENDMENT AND RESTATEMENT TO THE DYCOM INDUSTRIES, INC. 2012 LONG-TERM INCENTIVE PLAN
Performance Goals. The financial performance measures that may be used by the Compensation Committee for performance-based awards are as follows:

FINANCIAL PERFORMANCE MEASURES

Assets	Net income
Basic or diluted earnings per share	Net income before asset impairment charges and certain other expenses
Basic or diluted earnings per share before asset impairment charges and certain other expenses	Operating cash flow
Basic or diluted earnings per share growth	Gross or Net revenue
Basic or diluted earnings per share growth before asset impairment charges and certain other expenses	Operating cash flow before certain other expenses
Capital expenditures	Operating income
Cash flow	Operating income growth
Cash flow return on investment	Operating margin
Cash value added	Operating income before asset impairment charges and certain other expenses
Contract backlog	Operating revenue
Contract revenues	Pre-tax income
Cost of capital	Share price
Days sales outstanding (accounts receivable)	Pre-tax income before asset impairment charges and certain other expenses
Days sales outstanding (accounts receivable and work in progress)	Pre-tax operating income
Debt-free working capital	Return on assets
Debt level	Return on equity
Earnings before interest and taxes	Return on invested capital
Earnings before interest and taxes, asset impairment charges and certain other expenses	Return on investment
Earnings before interest, taxes, depreciation and amortization	Return on tangible net assets
Earnings before interest, taxes, depreciation and amortization, asset impairment charges and certain other expenses	Return on net assets
Economic value added	Return on tangible net worth
Effective tax rate	Revenue growth
Expense management	Tangible net assets
Free Cash Flow	Tangible net worth
Gross margin	Total shareholder return
Market Capitalization	Working capital

NON-FINANCIAL PERFORMANCE MEASURES

Customer or employee satisfaction	Objective individual performance goals
Development and execution of strategic initiatives	Safety performance
Performance measures may be described in terms of objectives that are related to the individual participant or objectives that are Company-wide or related to a subsidiary, division or business unit or any combination of the foregoing and may be measured on an absolute or cumulative basis, an annualized or compound annual basis, or on the basis of percentage of improvement over time. The performance measures may also be measured in terms of Company performance (or performance of the applicable subsidiary, division or business unit or any combination of the foregoing) or measured relative to selected peer companies or a market or other index.

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PROPOSAL 4 - APPROVAL OF AN AMENDMENT AND RESTATEMENT TO THE DYCOM INDUSTRIES, INC. 2012 LONG-TERM INCENTIVE PLAN
Dividends and Dividend Equivalents. The Compensation Committee may provide a participant with the right to receive dividends and dividend equivalents with respect to an outstanding award (other than an option or stock appreciation right), which will only be paid at the time the award is vested.
Other Awards. The Compensation Committee may also grant other forms of equity-based or equity-related awards not described above. Such awards may provide for cash payments based in whole or in part on the value or future value of the Company’s common stock, for the acquisition or future acquisition of Company common stock, or any combination thereof.
Termination of Employment or Change in Control. The Compensation Committee will specify, at or after the time of grant of an award, the effect, if any, that a participant’s termination of employment or a change in control of the Company will have on the disposition, vesting, exercisability, settlement or lapse of restrictions applicable to an award.
For purposes of the 2012 Plan, a “Change in Control” generally means the occurrence of any of the following events with respect to the Company:
(i)any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, and the rules and regulations promulgated thereunder) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 20% of the total outstanding voting stock of the Company, excluding, however, (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company; (2) any acquisition by the Company; or (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company;
(ii)the individuals who constitute the Board of Directors as of the Amended Effective Date (the “Incumbent Board”) cease to constitute a majority of the Board of Directors; provided, however, (1) that if the nomination or election of any new director of the Company was approved by a majority of the Incumbent Board, such new director shall be deemed a member of the Incumbent Board and (2) that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or as a result of a solicitation of proxies or consents by or on behalf of any “person” or “group” identified in clause (i) above;
(iii)a reorganization of the Company or the Company consolidates with, or merges with or into another person or entity or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person or entity, or any person or entity consolidates with or merges with or into the Company; provided, however, that any such transaction shall not constitute a Change in Control if (1) the shareholders of the Company immediately before such transaction own, directly or indirectly, immediately following such transaction in excess of 50% of the combined voting power of the outstanding voting securities of the corporation or other person or entity resulting from such transaction, (2) no “person” or “group” owns 20% or more of the outstanding voting securities of the corporation or other person or entity resulting from such transaction, and (3) a majority of the Incumbent Board remains; or
(iv)the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
Administration. Subject to the terms of the 2012 Plan, the Compensation Committee (or such other committee designated by the Board of Directors) will have broad discretionary authority to determine the terms and conditions of awards made under the plan, and construe and interpret the terms of the plan and any awards.
Amendment and Termination of the Plan. The Board of Directors or the Compensation Committee may amend, modify, suspend or terminate the 2012 Plan at any time, except as provided by applicable law or stock exchange rule that requires shareholder approval for certain amendments. No action may materially and adversely alter or impair a participant’s rights with respect to previously granted awards without his or her consent. Notwithstanding the foregoing, no stock option may be repriced, regranted through cancellation or otherwise amended to reduce the applicable exercise price without the approval of the Company’s shareholders.
Certain Restrictions. No award will be transferable other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. However, the Compensation Committee may permit the transfer of an award for no consideration to a permitted transferee. During a participant’s life time, a stock option or other award will be exercisable only by the participant or by a permitted transferee.
Adjustments. The existence of the 2012 Plan and any award document does not affect or restrict the right of the Company to effect corporate changes or acts. In the event of any change in the outstanding common stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares or any other significant corporate event affecting the common stock, the Compensation Committee, in its discretion, may make (i) such proportionate adjustments as it considers appropriate to prevent diminution or enlargement of the rights of participants with respect to the aggregate number of shares of common stock for which awards may be granted, the number of shares of common stock covered by each outstanding award and the exercise prices in respect thereof and/or (ii) such other adjustments as it deems appropriate.

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PROPOSAL 4 - APPROVAL OF AN AMENDMENT AND RESTATEMENT TO THE DYCOM INDUSTRIES, INC. 2012 LONG-TERM INCENTIVE PLAN
Term. The 2012 Plan will remain in effect until May 26, 2032, unless earlier terminated by the Board of Directors.
New Plan Benefits. Awards under the 2012 Plan will be made by the Compensation Committee in its discretion and depend on a number of factors. Generally, the future awards that would be received under the 2012 Plan by our executive officers and employees are discretionary and are therefore not determinable at this time.
For fiscal 2022, all employees, excluding executive officers but including all current officers who are not executive officers, as a group, were granted a total of 44,170 time vesting restricted stock units and a total of 151,004 performance vesting restricted stock units under the 2012 Plan. They did not receive stock options. The equity awards granted to our Named Executive Officers for fiscal 2022 are set forth in the Grants of Plan-Based Awards table on page 47 of this Proxy Statement.
U.S. Federal Income Tax Information
The following is a brief description of the federal income tax consequences generally arising with respect to certain awards that may be granted under the 2012 Plan based on current tax laws. The summary does not include any state, local or foreign tax laws. This discussion is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the 2012 Plan.
Nonqualified Stock Options. There will be no federal income tax consequences to a participant upon the grant of a nonqualified stock option and the Company will not take a deduction. Upon the exercise of a nonqualified stock option a participant will realize ordinary income in an amount equal to the excess of the fair market value of the option shares received upon exercise of the option over the exercise price and the Company will be allowed a corresponding deduction, except as limited by Section 162(m) of the Code. Any gain that a participant realizes upon the subsequent disposition of the option shares will be short-term or long-term capital gain, depending on how long the participant held the shares.
Incentive Stock Options. There typically will be no federal income tax consequences to a participant upon the grant or exercise of an incentive stock option and the Company will not take a deduction. If the participant holds the option shares for the required holding period of at least two years after the date of grant or one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the participant disposes of the option shares before the required holding period ends, he or she will realize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise (or the sale price of the shares sold in the disqualifying disposition, if less) over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the participant’s alternative minimum tax.
Restricted Stock and Restricted Share Units. The federal income tax consequences of awards of restricted stock are generally governed by Section 83 of the Code. Generally, a participant will not be taxed on an award of restricted stock until the award vests, unless the participant makes an election under Section 83(b) of the Code to be subject to taxation upon grant, rather than upon vesting. If the election is made, the participant will be subject to taxation on the fair market value of the shares on the date of grant.
If a participant does not make a Section 83(b) election, the participant will be subject to taxation based on the fair market value of the shares included in the award at the time of vesting. The amount recognized as income by a participant, whether in connection with a Section 83(b) election or at the time of vesting, will be subject to ordinary income tax at the rates in effect at that time and will also be subject to all applicable employment tax withholdings. In general, the Company receives an income tax deduction at the same time and in the same amount that is taxable to a participant as compensation. Any capital gain or loss recognized by a participant will be either long term or short term.
A participant generally will not recognize income, and the Company will not be allowed a tax deduction, when he or she is awarded RSUs or when dividend equivalents are credited on his or her behalf. Participants will recognize ordinary income in an amount equal to the fair market value of the shares that are delivered when their RSUs are settled. The Company will generally be entitled to a tax deduction of the same amount.
Performance-Based Awards. A participant will not recognize income at the time performance-based awards are granted and the Company will not be allowed a tax deduction. When the participant receives payment of the performance-based awards, the amount of cash and the fair market value of any common shares received will be ordinary income to the participant, and the Company will be allowed a corresponding tax deduction at that time.
Upon the sale of the shares by the participant, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending upon how long the shares are held by the participant.

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EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about common stock of the Company that may be issued under its equity compensation plans as of January 29, 2022, the 2007 Non-Employee Directors Equity Plan, the 2012 Long-Term Incentive Plan, and the 2017 Non-Employee Directors Equity Plan, all of which were approved by the Company’s shareholders. No further awards will be granted under the 2003 Long-Term Incentive Plan or the 2007 Non-Employee Directors Equity Plan.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrant and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan (Excluding Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights)
Equity compensation plans approved by security holders	230,762	53.28	639,569
Equity compensation plans not approved by security holders	—	—	650,000
Total	230,762	53.28	1,289,569

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information about the beneficial ownership of the Company’s common stock as of March 28, 2022 by each person known to the Company that beneficially owns more than five percent (5%) of the Company’s outstanding common stock, each of the Company’s directors and each of the Named Executive Officers identified in the Summary Compensation Table on page 46 of this Proxy Statement, and all directors and executive officers as a group. Shares of the Company’s common stock that an individual or group has a right to acquire within 60 days after March 28, 2022 pursuant to the exercise of options or vesting of restricted stock units are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for computing the percentage ownership of any other person or group shown in the table. As a result, the percentage of outstanding shares of any person as shown in the table may not necessarily reflect the person’s actual voting power at any particular date. Except as otherwise noted, to the Company’s knowledge, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder’s name. The percentages are based on the Company’s outstanding shares as of March 28, 2022.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percent Ownership of Common Stock Beneficially Owned
5% Stockholders:
BlackRock, Inc. 55 East 52nd Street, New York, New York 10055	3,234,318	(1)	10.92%
The Vanguard Group, Inc. 100 Vanguard Boulevard, Malvern, Pennsylvania 19355	2,735,162	(2)	9.23%
AllianceBernstein L.P. 1345 Avenue of the Americas, New York, New York 10105	2,100,234	(3)	7.09%
Wellington Management Group LLP 280 Congress Street, Boston, Massachusetts 02210	1,492,910	(4)	5.04%

Directors and Executive Officers:(5)
H. Andrew DeFerrari	157,976		*
Dwight B. Duke	42,063		*
Jennifer M. Fritzsche	1,812		*
Eitan Gertel	11,788		*
Scott P. Horton	7,744		*
Steven E. Nielsen	1,001,030	(6)	3.38%
Daniel S. Peyovich	5,283		*
Peter T. Pruitt, Jr.	10,360		*
Stephen C. Robinson	156		*
Carmen M. Sabater	—	(7)	*
Richard K. Sykes	15,255		*
Laurie J. Thomsen	13,102		*
Ryan F. Urness	12,359		*
All directors and executive officers as a group (13 persons)	1,278,928		4.32%
*    Less than 1% of the outstanding common stock.
(1)Based solely on information contained in a Schedule 13G/A filed with the Securities and Exchange Commission (the “SEC”) January 27, 2022 by BlackRock, Inc. (“BlackRock”) and its subsidiaries. The Schedule 13G/A indicates that BlackRock is the beneficial owner of 3,234,318, shares, for which it has sole voting power with respect to 3,169,634 shares and sole dispositive power with respect to 3,234,318 shares.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(2)Based solely on information contained in a Schedule 13G/A filed with the SEC on February 9, 2022 by The Vanguard Group, Inc. (“Vanguard”) in its capacity as investment advisor. Vanguard is the beneficial owner of 2,735,162 shares. The Schedule 13G/A indicates that (i) Vanguard has sole dispositive power over 2,657,576 shares and shared dispositive power over 77,586 shares.
(3)Based solely on information contained in a Schedule 13G filed with the SEC on February 14, 2022 by AllianceBernstein L.P. (“Alliance”) in its capacity as investment advisor. Alliance is the beneficial owner of 2,100,234 shares. The Schedule 13G indicates that Alliance has sole voting power over 1,803,292 shares, sole dispositive power over 2,069,177 shares and shared dispositive power over 31,057 shares.
(4)Based solely on information contained in a Schedule 13G/A filed with the SEC on February 4, 2022 by Wellington Management Group LLP (“Wellington Group”) and its subsidiaries. The Schedule 13G/A indicates that each of Wellington Group, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP is the beneficial owner of 1,492,910 shares, for which each entity has shared voting power over 1,220,673 shares and shared dispositive power with respect to 1,492,910 shares.
(5)Includes the following number of shares of common stock which a director or executive officer has the right to acquire pursuant to the exercise of stock options or vesting of restricted stock units on March 28, 2022 or within 60 days after March 28, 2022:

Name of Beneficial Owner	Restricted Stock Units	Stock Options
H. Andrew DeFerrari	10,807	—
Dwight B. Duke	2,856	7,236
Jennifer M. Fritzsche	635	—
Eitan Gertel	2,856	—
Scott P. Horton	3,616	—
Steven E. Nielsen	15,928	233,298
Daniel S. Peyovich	502	1,675
Peter T. Pruitt, Jr.	2,856	—
Stephen C. Robinson	—	—
Carmen M. Sabater	—	—
Richard K. Sykes	2,856	—
Laurie J. Thomsen	2,856	—
Ryan F. Urness	6,142	—
All directors and executive officers as a group (13 persons)	51,910	242,209
(6)Includes 94,554 shares owned by the Margaret Ellen Nielsen Foundation, a charitable foundation of which Mr. Nielsen is president and a director. Mr. Nielsen disclaims beneficial ownership of all shares of common stock held by Foundation.
(7)Ms. Sabater was appointed to the Board on March 28, 2022.

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GENERAL INFORMATION

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING AND VOTING
Which fiscal years are included in this Proxy Statement?
This Proxy Statement focuses primarily on details regarding the Company’s 2022 Annual Meeting, its board of directors and its executive compensation program for fiscal 2022, which commenced on January 31, 2021 and consisted of 52 weeks. It also covers information in its CD&A regarding prior fiscal years, including fiscal 2021 and 2020. The Company’s 2021 fiscal year commenced on January 26, 2020 and its 2020 fiscal year commenced on January 27, 2019. Fiscal 2021 consisted of 53 weeks and fiscal 2022 and fiscal 2020 each consisted of 52 weeks.
Why did I receive a one-page Notice in the mail regarding the Availability of Proxy Materials instead of printed proxy materials?
In accordance with rules adopted by the SEC, the Company has elected to furnish its proxy materials to shareholders on a website, rather than mailing paper copies to each shareholder. Accordingly, on April 15, 2022, the Company sent a Notice Regarding the Availability of Proxy Materials (the “Notice”) to shareholders of record. You have the ability to access the proxy materials on the website referred to in the Notice or you may request to receive a paper copy of the proxy materials free of charge by following the instructions in the Notice.
What will I be voting on?
The proposals to be voted on at the Annual Meeting are the following:
•Election of the four directors named in this Proxy Statement;
•A non-binding advisory vote to approve executive compensation (“Say-on-Pay”);
•Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal 2023; and
•Amendment and Restatement to the Company's 2012 Long-Term Incentive Plan to, among other things, increase the number of authorized shares by 650,000 shares.
Other than the matters set forth in this Proxy Statement and matters incidental to the conduct of the Annual Meeting, the Company does not know of any business or proposals to be considered at the Annual Meeting. If any other business is proposed and properly presented at the Annual Meeting, the proxies received from shareholders give the proxy holders the authority to vote on the matter at their discretion.
Who may vote?
The Board of Directors has set March 28, 2022 as the record date for the Annual Meeting. You may vote at the Annual Meeting if you owned shares of the Company’s common stock as of the close of business on March 28, 2022. Each outstanding share of the Company’s common stock held as of March 28, 2022 is entitled to one vote on each matter to be voted on. As of this record date, there were 29,628,838 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting based on the records of the Company’s registrar and transfer agent, American Stock Transfer & Trust Company.
Who may attend the Annual Meeting?
All shareholders of record at the close of business on March 28, 2022 or their duly appointed proxies, may attend the Annual Meeting via the virtual meeting portal by visiting www.virtualshareholdermeeting.com/DY2022.
How does the Board of Directors recommend I vote?
The Board of Directors recommends a vote:
•“FOR” the four director nominees named in this Proxy Statement for election to the Board of Directors;
•“FOR”, on a non-binding advisory basis, the vote to approve executive compensation;

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GENERAL INFORMATION
•“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal 2023; and
•"FOR" the Amendment and Restatement to the Company's 2012 Long-Term Incentive Plan to, among other things, increase the number of authorized shares by 650,000 shares.
How do I vote?
Shareholders of Record: Shares Registered in Your Name
If your shares are held in your name you are considered, with respect to those shares, the “shareholder of record.” If you are a stockholder of record, there are several ways for you to vote your shares. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted:
•By Mail. If you are a shareholder of record, and you will receive your proxy materials by mail, you may vote using your proxy card by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. You should mail the proxy card or voting instruction form in plenty of time to allow delivery prior to the meeting. Do not mail the proxy card or voting instruction form if you are voting over the Internet or by telephone. If you properly complete your proxy card and send it in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your shares will be, as permitted, voted as recommended by our Board of Directors. If any other matter is presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote in accordance with his or her best judgment. As of the date of this proxy statement, we know of no matters to be acted on at the meeting, other than those discussed in this proxy statement.
•Voting by Telephone or Internet. Please call the toll-free telephone number on the proxy card and follow the recorded instructions. Alternatively, please access our secure website registration page via the Internet as identified on the proxy card and follow the instructions, using the unique 16-digit control number printed on your Notice or proxy card.
•In Person at the Virtual Annual Meeting. You may attend the virtual Annual Meeting and vote in person even if you have already voted by proxy. If you are a shareholder of record, you do not need to register. You may attend the Annual Meeting and vote your shares at www.virtualshareholdermeeting.com/DY2022 during the meeting. You will need the unique 16-digit control number printed on your Notice or proxy card to enter the meeting. Follow the instructions provided to vote. We encourage you to access the meeting prior to the start time leaving ample time for the check in.
Beneficial Owners: Shares Registered in the Name of a Broker or Bank
If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice or proxy card and voting instructions with these proxy materials from that organization rather than directly from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.
You may attend the Annual Meeting and vote your shares electronically at www.virtualshareholdermeeting.com/DY2022 during the meeting. You will need the unique 16-digit control number printed on your Notice or proxy card to enter the meeting. Follow the instructions provided to vote. We encourage you to access the meeting prior to the start time leaving ample time for the check in.
What vote is required to approve each proposal?
The Company has adopted a majority voting standard for uncontested director elections and a plurality voting standard for contested director elections. The director nominees at the 2022 Annual Meeting are uncontested and subject to the majority voting standard. For this Annual Meeting, each director nominee will be elected if the affirmative vote of shares of common stock represented and entitled to vote at the Annual Meeting exceeds the votes cast opposing that nominee.
The affirmative vote of shares of common stock represented and entitled to vote at the Annual Meeting and exceeding the votes cast opposing the action is also required (i) to adopt the non-binding advisory vote to approve executive compensation, (ii) to ratify the appointment of the Company’s independent auditor, and (iii) to approve the Amendment and Restatement to the Company's 2012 Long-Term Incentive Plan to, among other things, increase the number of authorized shares by 650,000 shares.
Can I change my decision after I vote?
Yes. If you are a shareholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting by:
•Submitting another proxy card bearing a later date than the proxy being revoked prior to the Annual Meeting;
•Voting again by internet or telephone prior to the Annual Meeting as described on the Notice or proxy card; or
•Voting again in person at the Annual Meeting.

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GENERAL INFORMATION
If you hold your shares in “street name” and wish to change your vote at the Annual Meeting, you will need the unique 16-digit control number printed on your Notice or proxy card provided by your broker, bank or other nominee that holders your shares, to enter the meeting. Follow the instructions provided to vote. We encourage you to access the meeting prior to the start time leaving ample time for the check in.
You also may revoke your proxy prior to the Annual Meeting without submitting a new vote by filing an instrument of revocation with the Secretary of the Company by 5:00 p.m. Eastern Time on Wednesday, May 25, 2022.
What constitutes a quorum?
The presence in person or by proxy of the holders of a majority of the Company’s common stock will constitute a quorum. Shareholders who participate in the 2022 Annual Meeting online at www.virtualshareholdermeeting.com/DY2022 will be considered to be attending the meeting in person for purposes of determining whether a quorum has been met. A quorum is necessary to transact business at the Annual Meeting. Shares of common stock represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. The Annual Meeting may not commence if a quorum is not present.
Will my shares be voted if I do not provide my proxy?
If you are a shareholder of record and you do not vote or provide a proxy, your shares will not be voted.
Your shares may be voted if they are held in “street name,” even if you do not provide the brokerage firm, bank or other nominee with voting instructions. Brokerage firms have the authority under New York Stock Exchange rules to vote shares for which their customers do not provide voting instructions at least 15 days before the date of the Annual Meeting on ratification of the appointment of the Company’s independent auditor and certain other “routine” matters, but not for non-“routine” matters. As a result, if your shares are held in “street name” and you do not submit voting instructions to your brokerage firm, your shares will be treated as “broker non-votes” with respect to the election of directors (Proposal 1), the non-binding advisory vote to approve executive compensation (Proposal 2), and the approval of an Amendment and Restatement to the Company's 2012 Long-Term Incentive Plan to, among other things, increase the number of authorized shares by 650,000 shares (Proposal 4), and will not be counted in determining the outcome of those proposals.
We urge you to give voting instructions to your brokerage firm, bank or other nominee on all proposals.
What is the effect of an “abstain” vote?
Abstentions are considered to be present and entitled to vote with respect to each relevant proposal, but will not be considered a vote cast with respect to that proposal.
What if I return my proxy card but do not mark it to show how I am voting?
If you sign and return your proxy card but do not indicate instructions for voting, your shares will be voted “FOR” each of Proposals 1, 2, 3 and 4. With respect to any other matter which may properly come before the Annual Meeting, your shares will be voted at the discretion of the proxy holders.
Will any other matters be voted on at the Annual Meeting?
As of the date of this Proxy Statement, management of the Company knows of no other matter that will be presented for consideration at the Annual Meeting other than those matters discussed in this Proxy Statement and matters incidental to the conduct of the Annual Meeting. If any other matters are proposed and properly come before the Annual Meeting and call for a vote of shareholders, your proxy will be voted in the discretion of the proxy holders.
Can I receive future proxy materials electronically?
You can help the Company conserve natural resources and reduce the cost of printing and mailing proxy statements and annual reports by opting to receive future mailings electronically. To enroll, please go to the website www.proxyvote.com, with your proxy card in hand, and follow the instructions.
What is the deadline for appointment of proxies by telephone or the internet, or by returning my proxy card?
Shareholders should complete and return the proxy card as soon as possible. To be valid, your proxy card must be completed in accordance with the instructions on it and received by the Company no later than 11:59 p.m., Eastern Time, on Wednesday, May 25, 2022. If you appoint your proxy by telephone or the internet, the Company must receive your appointment no later than 11:59 p.m., Eastern Time, on Wednesday, May 25, 2022. If your shares of common stock are held in “street name,” you should follow the voting directions provided by your bank, broker or other nominee.

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ADDITIONAL INFORMATION
A copy of the Company’s 2022 Annual Report to Shareholders, including financial statements for the fiscal year ended January 29, 2022, the fiscal year ended January 30, 2021 and the fiscal year ended January 25, 2020, is enclosed with this Proxy Statement, but such documentation does not constitute a part of the proxy soliciting material.
Submission of Proposals for Inclusion in 2023 Proxy Materials. Proposals that shareholders intend to present at the 2023 Annual Meeting of Shareholders must be received by the Secretary of the Company on or before December 15, 2022 to be considered for inclusion in the Company’s proxy materials for that meeting. Pursuant to Rule 14a-8 promulgated under the Exchange Act, proposals of shareholders intended for inclusion in the Proxy Statement for the Company’s 2023 Annual Meeting of Shareholders must be received not less than 120 calendar days before the date the Company’s Proxy Statement was released to shareholders in connection with the 2022 Annual Meeting of Shareholders, unless the date of the 2023 Annual Meeting of Shareholders will change by more than 30 days from the anniversary of the date of the 2022 Annual Meeting of Shareholders. In such case, the deadline for submitting a proposal is a reasonable time before the Company prints and sends the proxy materials for its 2023 Annual Meeting of Shareholders.
Advance Notice Provisions under By-laws. Shareholders who desire to propose an item of business for action at an annual meeting of shareholders (other than proposals submitted by inclusion in the Proxy Statement), including the election of a director, must follow certain procedures set forth in the Company’s Amended and Restated By-laws. To be timely, written notice must be received by the Secretary of the Company not less than 90 days nor more than 120 days before the first anniversary of the preceding year’s annual meeting. The notice should contain a brief description of the proposal and the reason for conducting such business; the name and address of the shareholder proposing such business, as it appears in the Company’s books; the class and number of shares of the Company that are beneficially owned by the shareholder; and any financial interest of the shareholder in such business. Shareholders should, however, consult the Company’s Amended and Restated By-laws to ensure that the specific requirements of such notice are met. A copy of the Company’s Amended and Restated By-laws may be obtained by any shareholder, without charge, upon written request to the Secretary of the Company at 11780 U.S. Highway 1, Suite 600, Palm Beach Gardens, Florida 33408.
All shareholder proposals should be sent to the Company’s executive offices at 11780 U.S. Highway 1, Suite 600, Palm Beach Gardens, Florida 33408, Attention: Secretary.
Expenses of Solicitation. The Company will bear the cost of this solicitation of proxies, including the preparation, printing and mailing of proxy materials. Proxies may be solicited by directors, officers and regular employees of the Company, without compensation, in person or by mail, telephone, facsimile transmission, telephone or electronic transmission. In addition, the Company may supplement the original solicitation of proxies by mail with solicitation by telephone, telegram and other means by directors, officers and regular employees of the Company. The Company will not pay additional compensation to these individuals for any such services.
The Company will reimburse brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in forwarding proxy material to beneficial owners.
Other Matters. The Board of Directors knows of no other matters that will be brought before the Annual Meeting other than the matters referred to in this Proxy Statement. If, however, any matters properly come before the Annual Meeting, the persons named as proxies and acting thereon will have discretion to vote on those matters according to their judgment to the same extent as the person delivering the proxy would be entitled to vote.
Notice of Internet Availability of Proxy Materials
Dycom Industries, Inc.’s 2022 Proxy Statement and its 2022 Annual Report to Shareholders are available at the Company’s website, www.dycomind.com. Please note that the other information contained in or connected to our website is not intended to be part of this Proxy Statement.
By Order of the Board of Directors,
Ryan F. Urness
Vice President, General Counsel and Secretary
April 15, 2022

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APPENDIX A
DYCOM INDUSTRIES, INC.
2012 LONG-TERM INCENTIVE PLAN
(Amended and Restated Effective as of May 26, 2022)
1.Purposes of the Plan
The purposes of the Plan are to aid the Company in (a) attracting, retaining and motivating highly qualified key employees and officers of the Company and its Subsidiaries, (b) promoting the long-term success of the Company and its Subsidiaries and (c) increasing stockholder value by providing eligible key employees and officers with incentives to contribute to the long-term growth and profitability of the Company through the grant of equity-based awards.
2.Definitions and Rules of Construction
(a) Definitions. For purposes of the Plan, the following capitalized words shall have the meanings set forth below:
“Amended Effective Date” means the date on which the Plan is approved by the stockholders of the Company at the 2022 annual meeting.
“Award” means, individually or collectively, a grant under the Plan of an Option, Restricted Share, Restricted Share Unit, Performance Share, Performance Share Unit, Stock Appreciation Right or Other Award.
“Award Document” means an agreement, certificate or other type or form of document or documentation approved by the Committee which sets forth the terms and conditions of an Award. An Award Document may be in written, electronic or other media, may be limited to a notation on the books and records of the Company and, unless the Committee requires otherwise, need not be signed by a representative of the Company or a Participant.
“Board” means the Board of Directors of the Company, as constituted from time to time.
“Change in Control” means any of the following with respect to the Company:
(i)any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, and the rules and regulations promulgated thereunder) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 20% of the total outstanding voting stock of the Company, excluding, however, (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company; (2) any acquisition by the Company; or (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company;
(ii)the individuals who constitute the Board as of the Amended Effective Date (the “Incumbent Board”) cease to constitute a majority of the Board; provided, however, (1) that if the nomination or election of any new director of the Company was approved by a majority of the Incumbent Board, such new director shall be deemed a member of the Incumbent Board and (2) that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or as a result of a solicitation of proxies or consents by or on behalf of any “person” or “group” identified in clause (i) above;
(iii)a reorganization of the Company or the Company consolidates with, or merges with or into another person or entity or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person or entity, or any person or entity consolidates with or merges with or into the Company; provided, however, that any such transaction shall not constitute a Change in Control if (1) the shareholders of the Company immediately before such transaction own, directly or indirectly, immediately following such transaction in excess of 50% of the combined voting power of the outstanding voting securities of the corporation or other person or entity resulting from such transaction, (2) no “person” or “group” owns 20% or more of the outstanding voting securities of the corporation or other person or entity resulting from such transaction, and (3) a majority of the Incumbent Board remains; or
(iv)the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; provided, however, that if any Award is determined to constitute nonqualified deferred compensation subject to Section 409A of the Code, to ensure compliance with the requirements of Section 409A of the Code with respect to such Award, an event shall not constitute a Change in Control unless such event also constitutes a change in the ownership of the Company, a change in the effective control of the Company, or a change in the ownership of a substantial portion of a Company’s assets, in each case, within the meaning of Section 409A of the Code.
“Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations promulgated thereunder.

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“Committee” means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed from time to time by the Board to administer the Plan, which committee shall meet the requirements of Section 16(b) of the Exchange Act and the applicable rules of the New York Stock Exchange; provided, however, that, if any Committee member is found not to have met the qualification requirements of Section 16(b) of the Exchange Act, any actions taken or Awards granted by the Committee shall not be invalidated by such failure to so qualify.
“Common Stock” means the common stock of the Company, par value $0.333 per share, or such other class of share or other securities as may be applicable under Section 13(b) of the Plan.
“Company” means Dycom Industries, Inc., a Florida corporation, or any successor to substantially all of its business.
“Eligible Individual” means an individual described in Section 4(a) of the Plan.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Fair Market Value” means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology established by the Committee in compliance with the requirements of Section 409A of the Code. In the absence of any alternative valuation methodology established by the Committee, the Fair Market Value of a share of Common Stock shall equal the closing price of a share of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange, or such other national securities exchange as may be designated by the Committee, or, in the event that the Common Stock is not listed for trading on the New York Stock Exchange or such other national securities exchange but is regularly quoted on an automated system, in any such case on the valuation date (or, if there were no sales on the valuation date, the mean of the high bid and low quoted asked prices as reported on said composite tape or automated system for the most recent day during which such information exists) as reported in The Wall Street Journal or such other source as the Committee deems reliable.
“Incentive Stock Option” means an Option that is intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.
“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.
“Option” means an Incentive Stock Option, Nonqualified Stock Option or any other type of option granted pursuant to Section 7 of the Plan.
“Other Award” means any form of Award other than an Option, Restricted Share, Restricted Share Unit, Performance Share, Performance Share Unit or Stock Appreciation Right granted pursuant to Section 11 of the Plan.
“Participant” means an Eligible Individual who has been granted an Award under the Plan.
“Performance Period” means the period established by the Committee and set forth in the applicable Award Document over which the attainment of Performance Targets are measured.
“Performance Share” means a right to receive a Target Number of shares of Common Stock granted pursuant to Section 9 of the Plan.
“Performance Share Unit” means a right to receive a Target Number of shares of Common Stock (or cash equivalent, if applicable) granted pursuant to Section 9 of the Plan.
“Performance Target” means the performance goals established by the Committee from among the performance measures provided in Annex A hereof and prescribed in the applicable Award Document.
“Plan” means the Dycom Industries, Inc. 2012 Long-Term Incentive Plan as amended from time to time.
“Plan Limit” shall have the meaning set forth in Section 5(a) of the Plan.
“Prior Effective Date” means November 21, 2017.
“Repricing” means (i) amending the terms of an Option or Stock Appreciation Right after its grant date to reduce its exercise price or grant price; (ii) canceling an Option or Stock Appreciation Right at a time when its exercise price or grant price is equal to or greater than the Fair Market Value of the underlying Common Stock in exchange for another Option or Stock Appreciation Right; or (iii) any action that is treated as a repricing of an Option or Stock Appreciation Right under generally accepted accounting principles or any applicable laws, rules or regulations.
“Restricted Share” means a share of Common Stock granted or sold pursuant to Section 8 of the Plan.
“Restricted Share Unit” means a right to receive a share of Common Stock (or cash equivalent, if applicable) granted pursuant to Section 8 of the Plan.

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“Stock Appreciation Right” means a right to receive all or some portion of the appreciation on shares of Common Stock granted pursuant to Section 10 of the Plan.
“Subsidiary” means (i) a domestic or foreign corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation’s board of directors or analogous governing body, or (ii) any other domestic or foreign corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan. For purposes of determining eligibility for the grant of Incentive Stock Options under the Plan, the term “Subsidiary” shall be defined in the manner required by Section 424(f) of the Code.
“Substitute Award” means any Award granted upon assumption of, or in substitution or exchange for, outstanding employee equity awards previously granted by a company or other entity acquired by the Company in connection with a corporate transaction or with which the Company combines pursuant to the terms of an equity compensation plan that was approved by the stockholders of such company or other entity.
“Target Number” means the target number of shares of Common Stock (or cash equivalent, if applicable) established by the Committee and prescribed in the applicable Award Document.
“Vesting Period” shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.
(b) Rules of Construction. The masculine pronoun shall be deemed to include the feminine pronoun and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise. Any determinations, approvals or actions that are performed or taken by the Board or the Committee (or its delegates) in connection with the Plan shall be deemed to be performed in the sole discretion of such entity or person. Unless the text indicates otherwise, references to sections are to sections of the Plan.
3.    Administration
(a) Committee. The Plan shall be administered by the Committee, no member of which shall be eligible to participate in the Plan.
(b) Powers and Responsibility. The Committee shall have full power and authority, subject to the express provisions hereof, to:
(i)select the Participants from the Eligible Individuals;
(ii)grant Awards in accordance with the Plan;
(iii)determine the number of shares of Common Stock subject to each Award or the cash amount payable in connection with an Award;
(iv)determine the terms and conditions of each Award, including, without limitation, those related to term, methods of exercise, vesting, forfeiture, payment, settlement, Performance Periods, Performance Targets and exercisability, and the effect or occurrence, if any, of a Participant’s termination of employment, separation from service or leave of absence with the Company or any of its Subsidiaries or a Change in Control of the Company;
(v)subject to Sections 20 and 23 of the Plan, amend the terms and conditions of an Award after the granting thereof;
(vi)specify and approve the provisions of the Award Documents delivered to Participants in connection with their Awards;
(vii)make factual determinations in connection with the administration or interpretation of the Plan;
(viii)establish, amend, waive and rescind administrative regulations, rules and procedures relating to the Plan;
(ix)employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom;
(x)correct any defects, supply any omission or reconcile any inconsistency in any Award Document or the Plan;
(xi)vary the terms of Awards to take account of tax, securities law and other regulatory requirements; and
(xii)make all other determinations and take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan or any Award Document.
(c)  Plan Construction and Interpretation. The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan and any Award Document delivered under the Plan.

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(d) Determinations of Committee Final and Binding. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.
(e) Delegation of Authority. To the extent not prohibited by applicable laws, rules and regulations, the Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees thereof or other persons or groups of persons as it deems necessary, appropriate or advisable under such conditions or limitations as it may set at the time of such delegation or thereafter; provided, however, that the Committee may not delegate its authority (i) to make Awards to individuals (A) who are subject on the date of the Award to the reporting rules under Section 16(a) of the Exchange Act, or (B) who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) pursuant to Section 20 of the Plan. For purposes of the Plan, reference to the Committee shall be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Committee delegates authority pursuant to this Section 3(e).
(f) Liability of Committee. Subject to applicable laws, rules and regulations, no member of the Board or Committee, or any officer or employee of the Company to whom any duties or responsibilities are delegated hereunder shall be liable for any action or determination made in connection with the operation, administration or interpretation of the Plan and the Company shall indemnify, defend and hold harmless each such person from any liability arising from or in connection with the Plan in the manner provided in the Company’s Restated Articles of Incorporation or any relevant indemnification agreement between the Company and such person. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and/or advice furnished by the Company’s officers or employees, the Company’s accountants, the Company’s counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such information and/or advice.
(g) Action by the Board. Anything in the Plan to the contrary notwithstanding, subject to applicable laws, rules and regulations, any authority or responsibility that, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board.
4.Eligibility
(a) Eligible Individuals. Only officers and employees of the Company or any of its Subsidiaries or any individual who has accepted an offer of employment with the Company or any of its Subsidiaries as an officer or employee shall be eligible to participate in the Plan and to receive Awards under the Plan. Members of the Committee shall not be eligible to participate in the Plan.
(b) Grants to Participants. The Committee shall have no obligation to grant any Eligible Individual an Award or to designate an Eligible Individual as a Participant solely by reason of such Eligible Individual having received a prior Award or having been previously designated as a Participant. The Committee may grant more than one Award to a Participant and may designate an Eligible Individual as a Participant for overlapping periods of time.
5.Common Stock Subject to the Plan
(a) Plan Limit. Subject to adjustment in accordance with Section 13(b) of the Plan, the maximum number of shares of Common Stock which may be awarded for all purposes under the Plan shall be 5,065,000 shares (the “Plan Limit”). Shares of Common Stock to be issued under the Plan may be authorized and unissued shares, issued shares that have been reacquired by the Company (in the open market or in private transactions) and that are being held in treasury, or a combination thereof. All of the shares of Common Stock subject to the Plan Limit may be issued pursuant to Incentive Stock Options.
(b) Rules Applicable to Determining Shares Available for Issuance. The number of shares of Common Stock remaining available for issuance under the Plan will be reduced by the number of shares of Common Stock subject to outstanding Awards and, for Awards that are not denominated by shares, by the number of shares actually delivered upon settlement or payment of the Award; provided, however, that, notwithstanding the above, for every one share of Common Stock issued in respect of an award of (i) Restricted Shares, (ii) Restricted Share Units, (iii) Performance Shares, (iv) Performance Share Units or (v) Other Awards, the number of shares of Common Stock available for issuance under the Plan shall be reduced by one share.
For purposes of determining the number of shares of Common Stock that remain available for issuance under the Plan, (i) the number of shares that are tendered by a Participant or withheld by the Company to pay the exercise price of an Award or to satisfy the Participant’s tax withholding obligations in connection with the exercise or settlement of an Award and (ii) all of the shares covered by a stock-settled Stock Appreciation Right to the extent exercised, will not be added back to the Plan Limit. In addition, for purposes of determining the number of shares of Common Stock that remain available for issuance under the Plan, the number of shares corresponding to Awards under the Plan that are forfeited or cancelled or otherwise expire for any reason without having been exercised or settled or that are settled through issuance of consideration other than shares of Common Stock (including, without limitation, cash) shall be added back to the Plan Limit and again be available for the grant of Awards; provided, however, that this provision shall not be applicable with respect to (i) the cancellation of a Stock Appreciation Right granted in tandem with an Option upon

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the exercise of the Option or (ii) the cancellation of an Option granted in tandem with a Stock Appreciation Right upon the exercise of the Stock Appreciation Right.
(c) Special Limits. Anything to the contrary in Section 5(a) of the Plan notwithstanding, but subject to Section 13(b) of the Plan, the following special limits shall apply to shares of Common Stock available for Awards under the Plan:
(i)The maximum number of shares of Common Stock that may be subject to Awards, including, without limitation, Incentive Stock Options, granted to any Eligible Individual in any calendar year shall equal 400,000 shares, plus any shares which were available under this Section 5(c)(i) for Awards to such Eligible Individual in any prior calendar year but which were not covered by such Awards, and the maximum dollar amount of Awards denominated in cash that may be granted to any Eligible Individual in any calendar year is $3 million.
(ii)In no event will the number of shares of Common Stock issued in connection with the grant of Awards exceed the Plan Limit, as in effect on the Amended Effective Date.
(d) Substitute Awards. To the extent not prohibited by applicable laws, rules and regulations, any shares of Common Stock underlying Substitute Awards shall not be counted against the number of shares remaining for issuance and shall not be subject to Section 5(c) of the Plan.
6.Awards in General
(a) Types of Awards. Awards under the Plan may consist of Options, Restricted Shares, Restricted Share Units, Performance Shares, Performance Share Units, Stock Appreciation Rights and Other Awards. Any Award described in Sections 7 through 11 of the Plan may be granted singly or in combination or tandem with any other Awards, as the Committee may determine. Awards under the Plan may be made in combination with, in replacement of, or as alternatives to awards or rights under any other compensation or benefit plan of the Company, including the plan of any acquired entity.
(b) Terms Set Forth in Award Document. The terms and conditions of each Award shall be set forth in an Award Document in a form approved by the Committee for such Award, which shall contain terms and conditions not inconsistent with the Plan. Notwithstanding the foregoing, and subject to applicable laws, rules and regulations, the Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Award first becomes exercisable. The terms of Awards may vary among Participants and the Plan does not impose upon the Committee any requirement to make Awards subject to uniform terms. Accordingly, the terms of individual Award Documents may vary.
(c) Termination of Employment; Change in Control.
(i)     The Committee shall specify at or after the time of grant of an Award the provisions governing the disposition of an Award in the event of a Participant’s termination of employment with the Company or any of its Subsidiaries. Subject to applicable laws, rules and regulations, in connection with a Participant’s termination of employment, the Committee shall have the discretion to accelerate the vesting, exercisability or settlement of, eliminate the restrictions and conditions applicable to, or extend the post-termination exercise period of an outstanding Award.
(ii)Subject to the terms and conditions of the Plan and any Award Document, the Committee shall have full authority to determine the effect, if any, of a Change in Control of the Company on the vesting, exercisability, settlement, payment or lapse of restrictions applicable to an Award, which effect may be specified in the applicable Award Document or determined at a subsequent time, including, without limitation, to (A) terminate or cancel any outstanding Award in exchange for a cash payment (including, if as of the date of the Change in Control, the Committee determines that no amount would have been realized upon the exercise of the Award, then the Award may be cancelled by the Company without payment of consideration) or (B) provide for the assumption, substitution, replacement or continuation of any Award by a successor or surviving entity (or a parent or subsidiary thereof) with cash, securities, rights or other property to be paid or issued, as the case may be, by the successor or surviving entity (or a parent or subsidiary thereof).
(d) Minimum Vesting. Subject to Section 6(c) above, except with respect to Awards representing no more than five percent (5%) of the total number of shares of Common Stock available for issuance under the Plan, no portion of an Award may be scheduled to vest prior to the first anniversary of the date of grant.
(e) Award Exercisable Only by Participant. During the lifetime of a Participant, an Award shall be exercisable only by the Participant. The grant of an Award shall impose no obligation on a Participant to exercise or settle the Award.
(f) Rights of a Stockholder. A Participant shall have no rights as a stockholder with respect to shares of Common Stock covered by an Award until the date the Participant or his nominee becomes the holder of record of such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 13(b) of the Plan.
(g) Limitation on Exercise and Settlement. An Award may not be exercised or settled and no shares of Common Stock may be issued in connection with an Award unless the issuance of such shares has been registered under the Securities Act of 1933, as amended, and qualified under applicable state “blue sky” laws, or the Company has determined that an exemption from registration and from qualification under such state “blue sky” laws is available.

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(h) Performance-Based Awards. The Performance Targets will be comprised of specified levels of one or more of the performance measures set forth on Annex A hereto as the Committee deems appropriate. The Performance Targets may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, division or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, division or business unit) or measured relative to selected peer companies or a market index. The Committee may establish performance goals based on other criteria as it deems appropriate.
The Participants will be designated, and the applicable Performance Targets will be established, by the Committee at such times as the Committee determines in its sole and complete discretion. Any payment of an Award granted with Performance Targets shall be conditioned on the written certification of the Committee in each case that the Performance Targets and any other material conditions were satisfied. The Committee retains the right to adjust the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.
(i) Dividends and Dividend Equivalents. The Committee may provide Participants with the right to receive dividends or payments equivalent to dividends with respect to an outstanding Award (other than an Option or a Stock Appreciation Right), which payments shall accrue and be paid or distributed only upon the vesting or subsequent settlement of an Award or shall be deemed to have been reinvested in shares of Common Stock (which shall be subject to the same forfeiture terms and vesting schedule as the corresponding Award), and can be made in shares, cash or a combination thereof, as the Committee shall determine; provided, however, that the terms of any payment or reinvestment of dividends must comply with all applicable laws, rules and regulations, including, without limitation, Section 409A of the Code. Dividend equivalent rights granted as a component of an Award which vests or is earned based upon the achievement of Performance Targets shall not vest unless such Performance Targets for the underlying Award are achieved.
7.Terms and Conditions of Options
(a) General. The Committee, in its discretion, may grant Options to eligible Participants and shall determine whether such Options shall be Incentive Stock Options, Nonqualified Stock Options or any other type of Option which may exist from time to time. Each Option shall be evidenced by an Award Document that shall expressly identify the Option as an Incentive Stock Option or Nonqualified Stock Option (or other type of Option, as applicable), and be in such form and contain such provisions as the Committee shall from time to time deem appropriate. At the time of grant of an Option, the Committee shall, in its discretion, establish a Vesting Period during which the forfeiture provisions may lapse. The Vesting Period may lapse over a period of time specified by the Committee in an Award Document; provided, however, that, subject to Section 6(c), such Vesting Period shall be not less than three years.
(b) Exercise Price. The exercise price of an Option shall be fixed by the Committee at the time of grant or shall be determined by a method specified by the Committee at the time of grant. In no event shall the exercise price of an Option be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant; provided, however, that the exercise price of a Substitute Award granted as an Option shall be determined in accordance with Section 409A of the Code and may be less than 100% of the Fair Market Value.
(c) Term. An Option shall be effective for such term as shall be determined by the Committee and as set forth in the Award Document relating to such Option, and the Committee may extend the term of an Option after the time of grant; provided, however, that the term of an Option may in no event extend beyond the 10th anniversary of the date of grant of such Option.
(d) Exercise; Payment of Exercise Price. Options shall be exercised in whole or in part by delivery of a notice of exercise in a form approved by the Company. Subject to the provisions of the applicable Award Document, payment of the exercise price of an Option shall be made (i) in cash or cash equivalents, (ii) to the extent provided by the Committee at or after the time of grant, by actual delivery or attestation to ownership of freely transferable shares of Common Stock already owned and held by the Participant or in any combination of cash and shares held by the Participant, (iii) through net share settlement or similar procedure involving the withholding of shares of Common Stock subject to the Option with a value equal to the exercise price, or (iv) by such other means as the Committee may authorize. Except in connection with a transaction or event described in Section 13(b) below, nothing in the Plan shall be construed as permitting the Company to reduce the exercise price of Options previously granted under the Plan or options previously granted under any other plan of the Company without stockholder approval. In accordance with the rules and procedures established by the Committee for this purpose, an Option may also be exercised through a “cashless exercise” procedure authorized by the Committee from time to time that permits Participants to exercise Options by delivering irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.
(e) Incentive Stock Options. The exercise price per share of an Incentive Stock Option shall be fixed by the Committee at the time of grant or shall be determined by a method specified by the Committee at the time of grant, but in no event shall the exercise price of an Incentive Stock Option be less than 100% of the Fair Market Value per share on the date of grant. No Incentive Stock Option may be issued pursuant to the Plan to any individual who, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock

78

GENERAL INFORMATION
of the Company or any of its Subsidiaries, unless (i) the exercise price determined as of the date of grant is at least 110% of the Fair Market Value on the date of grant of the shares of Common Stock subject to such Incentive Stock Option, and (ii) the Incentive Stock Option is not exercisable more than five years from the date of grant thereof. No Participant shall be granted any Incentive Stock Option which would result in such Participant receiving a grant of Incentive Stock Options that would have an aggregate Fair Market Value in excess of $100,000, determined as of the time of grant, that would be exercisable for the first time by such Participant during any calendar year. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.
8.Terms and Conditions of Restricted Shares and Restricted Share Units
(a) Restricted Shares. The Committee, in its discretion, may grant or sell Restricted Shares to Eligible Individuals. An Award of Restricted Shares shall consist of one or more shares of Common Stock granted or sold to an Eligible Individual, and shall be subject to the terms, conditions and restrictions set forth in the Plan and the applicable Award Document.
(b) Restricted Share Units. The Committee, in its discretion, may grant Restricted Share Units to Eligible Individuals. A Restricted Share Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and applicable Award Document, one or more shares of Common Stock. If and when the forfeiture provisions lapse, the Restricted Share Units shall become shares of Common Stock owned by the corresponding Participant or, at the discretion of the Committee, cash, or a combination of cash and shares of Common Stock, with a value equal to the Fair Market Value of the shares at the time of payment.
(c) Vesting Period. At the time of grant of a Restricted Share or Restricted Share Unit, the Committee shall, in its discretion, establish a Vesting Period during which the forfeiture provisions may lapse. The Vesting Period may lapse over a period of time specified by the Committee in an Award Document; provided, however, that, subject to Section 6(c), such Vesting Period shall be not less than three years.
9.Terms and Conditions of Performance Shares and Performance Share Units
(a) Performance Shares. The Committee, in its discretion, may grant Performance Shares to Eligible Individuals. Subject to Section 6(h) above, an Award of Performance Shares shall consist of a Target Number of shares of Common Stock granted to an Eligible Individual based on the achievement of Performance Targets over the applicable Performance Period, and shall be subject to the terms, conditions and restrictions set forth in the Plan and the applicable Award Document.
(b) Performance Share Units. The Committee, in its discretion, may grant Performance Share Units to Eligible Individuals. Subject to Section 6(h) above, a Performance Share Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and applicable Award Document, a Target Number of shares of Common Stock or cash based upon the achievement of Performance Targets over the applicable Performance Period. At the discretion of the Committee, Performance Share Units shall be settled through the delivery of shares of Common Stock or cash, or a combination of cash and shares of Common Stock, with a value equal to the Fair Market Value of the shares of Common Stock as of the last day of the applicable Performance Period.
(c) Performance Period. At the time of grant of a Performance Share Unit or Performance Share, the Committee shall, in its discretion, establish a Performance Period. The Performance Targets applicable to each Performance Period shall be measured over a period of not less than one year.
10.Stock Appreciation Rights
(a) General. The Committee, in its discretion, may grant Stock Appreciation Rights to Eligible Individuals. A Stock Appreciation Right shall entitle a Participant to receive, upon satisfaction of the conditions to payment specified in the applicable Award Document, an amount equal to the excess, if any, of the Fair Market Value on the exercise date of the number of shares of Common Stock for which the Stock Appreciation Right is exercised, over the exercise price for such Stock Appreciation Right specified in the applicable Award Document. The exercise price per share of Common Stock covered by a Stock Appreciation Right shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant; but in no event shall the grant price of a Stock Appreciation Right be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant; provided, however, that the grant price of a Substitute Award granted as a Stock Appreciation Right shall be determined in accordance with Section 409A of the Code and may be less 100% of the Fair Market Value. At the discretion of the Committee, payments to a Participant upon exercise of a Stock Appreciation Right may be made in cash or shares of Common Stock, or in a combination of cash and shares of Common Stock, having an aggregate Fair Market Value as of the date of exercise equal to the excess, if any, of the Fair Market Value on the exercise date of the number of shares of Common Stock for which the Stock Appreciation Right is exercised over the grant price for such Stock Appreciation Right.
(b) Stock Appreciation Rights in Tandem with Options. A Stock Appreciation Right granted in tandem with an Option may be granted either at the same time as such Option or subsequent thereto. If granted in tandem with an Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Option shall be exercisable, and shall have the same term and exercise price as the related Option. Upon exercise of a Stock Appreciation Right granted in tandem with an Option, the related Option shall be canceled

2022 Proxy Statement	79

GENERAL INFORMATION
automatically to the extent of the number of shares covered by such exercise; conversely, if the related Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Option exercise.
(c) Vesting Period. At the time of grant of a Stock Appreciation Right, the Committee shall, in its discretion, establish a Vesting Period during which the forfeiture provisions may lapse. The Vesting Period may lapse over a period of time specified by the Committee in an Award Document; provided, however, that, subject to Section 6(c), such Vesting Period shall be not less than three years.
(d) Term. A Stock Appreciation Right shall be effective for such term as shall be determined by the Committee and as set forth in the Award Document relating to such Stock Appreciation Right, and the Committee may extend the term of a Stock Appreciation Right after the time of grant; provided, however, that the term of a Stock Appreciation Right may in no event extend beyond the 10th anniversary of the date of grant of such Stock Appreciation Right.
11.Other Awards
The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of shares of Common Stock, for the acquisition or future acquisition of shares of Common Stock, or any combination thereof. At the time of grant, the Committee shall, in its discretion, establish a Vesting Period during which the forfeiture provisions may lapse. The Vesting Period may lapse over a period of time specified by the Committee in an Award Document; provided, however, that, subject to Section 6(c), such Vesting Period shall not be less than three years.
12.Tax Withholding
(a) Withholding Generally. Whenever shares of Common Stock are to be issued in satisfaction of an Award granted under the Plan, the Company or a Subsidiary may require the Participant to remit to the Company or a Subsidiary an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of book entry (or any certificate(s)) for the shares of Common Stock. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.
(b) Common Stock Withholding. Subject to approval by the Committee, the Company may allow a Participant to satisfy up to the amount required by applicable tax laws and regulations, by electing to have the Company withhold from the shares of Common Stock to be issued that number of whole shares of Common Stock having a Fair Market Value that would satisfy the withholding amount due (determined as of the date the amount of tax to be withheld is to be determined).
13.No Restriction on Right of Company to Effect Corporate Changes
(a) Authority of the Company and Stockholders. The existence of the Plan, the Award Documents and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
(b) Change in Capitalization. Notwithstanding any provision of the Plan or any Award Document, the number and kind of shares authorized for issuance under Section 5 above, including the maximum number of shares available under the special limits provided for in Section 5(c), shall be equitably adjusted in the manner deemed necessary by the Committee in the event of a stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, partial or complete liquidation, reclassification, consolidation, extraordinary dividend, split-up, spin-off, combination, separation, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event or distribution of stock or property of the Company affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of outstanding Awards and the number and kind of shares subject to any outstanding Award and the exercise price per share (or the grant price as the case may be), if any, under any outstanding Award shall be equitably adjusted in the manner deemed necessary by the Committee (including by payment of cash to a Participant) in order to preserve the benefits or potential benefits intended to be made available to Participants. Unless otherwise determined by the Committee, such adjusted Awards shall be subject to the same restrictions and vesting or settlement schedule to which the underlying Award is subject.
14.Application of Funds
The proceeds received by the Company from the sale of Common Stock pursuant to Awards will be used for general corporate purposes.

80

GENERAL INFORMATION
15.Exchange Act
Notwithstanding anything contained in the Plan or any Award Document under the Plan to the contrary, if the consummation of any transaction under the Plan, or the taking of any action by the Committee in connection with a Change in Control of the Company, would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than 180 days.
16.No Right to Employment
No person shall have any claim or right to receive Awards under the Plan. Neither the Plan, the grant of Awards under the Plan, nor any action taken or omitted to be taken under the Plan shall be deemed to create or confer on any Eligible Individual any right to be retained in the employ of the Company or any Subsidiary or other affiliate thereof, or to interfere with or to limit in any way the right of the Company or any Subsidiary or other affiliate thereof to terminate the employment of such Eligible Individual at any time.
17.Awards to Individuals Subject to Non-U.S. Jurisdictions
To the extent that Awards under the Plan are awarded to individuals who are domiciled or resident outside of the United States or to persons who are domiciled or resident in the United States but who are subject to the tax laws of a jurisdiction outside of the United States, the Committee may adjust the terms of the Awards granted hereunder to such person (i) to comply with the laws of such jurisdiction and (ii) to permit the grant of the Award not to be a taxable event to the Participant. The authority granted under the previous sentence shall include the discretion for the Committee to adopt, on behalf of the Company, one or more sub-plans applicable to separate classes of Eligible Individuals who are subject to the laws of jurisdictions outside of the United States.
18.Term of the Plan
Unless earlier terminated pursuant to Section 20 below, the Plan shall terminate on the 10th anniversary of the Amended Effective Date, except with respect to Awards then outstanding. No Awards may be granted under the Plan after the 10th anniversary of the Amended Effective Date.
19.Effective Date
The Plan shall become effective on the Amended Effective Date; provided, however, that if the Plan is not approved by the stockholders upon submission to them for approval at the 2022 annual meeting, the Plan shall continue to operate as approved by the stockholders of the Company on the Prior Effective Date.
20.Amendment and Termination
(a) Amendment. Subject to applicable laws, rules and regulations, the Board or the Committee may at any time terminate or, from time to time, amend, modify or suspend the Plan; provided, however, that no termination, amendment, modification or suspension of the Plan (i) will be effective without the approval of the stockholders of the Company if such approval is required under applicable laws, rules and regulations, including the rules of the New York Stock Exchange and (ii) shall materially and adversely alter or impair the rights of a Participant in any Award previously made under the Plan without the consent of the holder thereof. Notwithstanding the foregoing, the Board shall have broad authority to amend the Plan or any Award under the Plan without the consent of a Participant to the extent it deems necessary or desirable to (x) comply with, take into account changes in, or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations, (y) take into account unusual or nonrecurring events or market conditions (including, without limitation, the events described in Section 13(b) of the Plan), or (z) take into account significant acquisitions or dispositions of assets or other property by the Company
(b) Repricings. The Committee may not effect a Repricing of any Option or Stock Appreciation Right granted under the Plan without the approval of the Company’s shareholders. In addition, no Option or Stock Appreciation Right may be repurchased or otherwise cancelled in exchange for cash or other property (except in connection with a change in the Common Stock or the capitalization of the Company as provided in Section 13(b) above) if the exercise price of the Option or the grant price of the Stock Appreciation Right is equal to or greater than the Fair Market Value of the Common Stock at the time of such repurchase or exchange without the approval of the Company’s shareholders.
21. Transferability
No Award shall be transferable other than by last will and testament or by the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order.

2022 Proxy Statement	81

GENERAL INFORMATION
22. Section 409A of the Code
To the extent applicable, the Plan and Award Documents shall be interpreted in accordance with Section 409A of the Code and interpretive guidance issued thereunder. If the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Document evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. Notwithstanding any contrary provision in the Plan or an Award Document, if the Committee determines that any provision of the Plan or an Award Document contravenes any regulations or guidance promulgated under Section 409A of the Code or would cause an Award to be subject to additional taxes, accelerated taxation, interest and/or penalties under Section 409A of the Code, the Committee may modify or amend such provision of the Plan or Award Document without consent of the Participant in any manner it deems reasonable or appropriate. In making such modifications the Committee shall attempt, but shall not be obligated, to maintain, to the maximum extent practicable, the original intent of the applicable provision without contravening the provisions of Section 409A of the Code. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority would contravene Section 409A of the Code or the guidance promulgated thereunder.
23. Satisfaction of Obligations
Subject to applicable laws, rules and regulations, the Company may apply any cash, shares of Common Stock, securities or other consideration received upon exercise or settlement of an Award to any obligations a Participant owes to the Company and the Subsidiaries in connection with the Plan or otherwise.
24. Recoupment
Any Awards granted under the Plan shall be subject to any clawback or recoupment policies and procedures that are required under applicable law, rule or regulation or Company policy as enacted, adopted or modified from time to time.
25. Award Document
In the event of any conflict or inconsistency between the Plan and any Award Document, the Plan shall govern and the Award Document shall be interpreted to minimize or eliminate any such conflict or inconsistency.
26. Governing Law
Except as to matters of federal law, the Plan, the Award Document and all actions taken thereunder shall be construed in accordance with and shall be subject to the laws of the State of Florida.

82

GENERAL INFORMATION
ANNEX A

Financial Performance Measures
Assets	Net income
Basic or diluted earnings per share	Net income before asset impairment charges and certain other expenses
Basic or diluted earnings per share growth	Gross or Net revenue
Basic or diluted earnings per share before asset impairment charges and certain other expenses	Operating cash flow
Basic or diluted earnings per share growth before asset impairment charges and certain other expenses	Operating cash flow before certain other expenses
Capital expenditures	Operating income
Cash flow	Operating income growth
Cash flow return on investment	Operating margin
Cash value added	Operating income before asset impairment charges and certain other expenses
Contract backlog	Operating revenue
Contract revenues	Pre-tax income
Days sales outstanding (accounts receivable)	Pre-tax income before asset impairment charges and certain other expenses
Days sales outstanding (accounts receivable and work in progress)	Pre-tax operating income
Debt-free working capital	Return on assets
Working capital	Return on equity
Debt level	Return on invested capital
Earnings before interest and taxes	Return on investment
Earnings before interest, taxes, depreciation and amortization	Return on net assets
Earnings before interest and taxes, asset impairment charges and certain other expenses	Return on tangible net assets
Earnings before interest, taxes, depreciation and amortization, asset impairment charges and certain other expenses	Return on tangible net worth
Economic value added	Revenue growth
Cost of capital	Share price
Effective tax rate	Tangible net assets
Expense management	Tangible net worth
Free cash flow	Gross margin
Market capitalization	Total shareholder return

Non-Financial Performance Measures
Customer or employee satisfaction	Objective individual performance goals
Development and execution of strategic initiatives	Safety performance

2022 Proxy Statement	83

Dycom supplies the single most critical resource telecom service providers need: skilled people. Our talented workforce of over 15,000 employees provides a wide array of specialty services including construction, engineering, underground facility locating, fulfillment, and program management.

CONTACT US
Dycom Industries, Inc.
11780 U.S. Highway 1, Suite 600
Palm Beach Gardens, Florida 33408

T: (561) 627-7171
E: info@dycomind.com
www.dycomind.com

DYCOM®

The people connecting America®

DYCOM

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Annual Meeting - Go to **www.virtualshareholdermeeting.com/DY2022**

You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote by Internet or by phone, you do not need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D74825-P66572

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DYCOM INDUSTRIES, INC.

The Board of Directors recommends that you vote "FOR" the nominees listed in Proposal 1:

1. Election of Directors

Nominees:

	For	Against	Abstain
1a. Eitan Gertel	☐	☐	☐
1b. Stephen C. Robinson	☐	☐	☐
1c. Carmen M. Sabater	☐	☐	☐
1d. Richard K. Sykes	☐	☐	☐

The Board of Directors recommends that you vote "FOR" Proposals 2, 3 and 4:

	For	Against	Abstain
2. To approve, by non-binding advisory vote, executive compensation.	☐	☐	☐
3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor for fiscal 2023.	☐	☐	☐
4. To approve an Amendment & Restatement to the Dycom Industries, Inc. 2012 Long-Term Incentive Plan.	☐	☐	☐

NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder(s). **IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4.** The proxies are authorized to vote in their discretion on all other matters that may properly come before the meeting or any adjournment or postponement thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

YOUR VOTE IS IMPORTANT

D74826-P66572

DYCOM INDUSTRIES, INC.
Proxy for the 2022
Annual Meeting of Shareholders - May 26, 2022
This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Steven E. Nielsen and Ryan F. Urness, and each of them, proxies and attorneys-in-fact, with the power of substitution (the action of both of them or their substitutes present and acting or if only one be present and acting, then the action of such one to be in any event controlling), to vote all shares of common stock held of record by the undersigned on March 28, 2022 at the 2022 Annual Meeting of Shareholders (the "Annual Meeting") of the Company scheduled to be held on May 26, 2022 and at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

Continued and to be signed on reverse side